united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Ste 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 10/31

Date of reporting period: 4/30/23

Item 1. Reports to Stockholders.

navigator FUNDS

Semi-Annual Report

April 30, 2023

Navigator Equity Hedged Fund		
Share Class	Ticker	Cusip
A share	NAVAX	66537X803
I share	NAVIX	66537X878
C share	NAVCX	66537X886

Navigator Tactical Fixed Income Fund		
Share Class	Ticker	Cusip
A share	NTBAX	66538B594
I share	NTBIX	66538B578
C share	NTBCX	66538B586

Navigator Tactical Investment Grade Bond Fund		
Share Class	Ticker	Cusip
I share	NTIIX	66538J399

Navigator Tactical U.S. Allocation Fund		
Share Class	Ticker	Cusip
I share	NTAIX	66538J415

Navigator Ultra Short Bond Fund		
Share Class	Ticker	Cusip
A share	NUSAX	66538J530
I share	NUSIX	66538J522

Distributed by
Northern Lights Distributors, LLC
Member FINRA

Advised by:
Clark Capital Management Group

1-877-766-2264 • www.navigatorfunds.com

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfunds.com

Navigator® Equity Hedged Fund
K. Sean Clark, CFA — Chief Investment Officer

It was an eventful six-month period with additional Fed rate hikes, inflation still higher than desirable but declining, questions about the health of the economy, and a banking crisis that threatened to roil the markets. The first quarter news flow spanned the gamut of emotions. The year started with consensus among economists that a recession was imminent. After better-than expected economic reports, the narrative shifted to a soft landing and higher-for-longer Fed policy. Then it shifted again in March 2023 following the second and third largest bank failures in U.S. history. Through it all, the markets have been very resilient. Unlike last year, both stocks and bonds are up for the year with the bear market low for the major equity indices having occurred on October 12th, 2022.

During the six-month period ended April 30, 2023, the S&P 500 gained 8.63% and the MSCI ACWI ex-US gained 20.65%. Gains were also posted in fixed income with the Bloomberg Barclays High Yield Index up 6.21%, the Aggregate Bond Index 6.91%, and the 7-10 Year Treasury Index higher by 6.96%.

Attribution

For the semi-annual period ended April 30, 2023, the Navigator Equity Hedged Fund (the “Fund”) Institutional Shares advanced 5.24% compared to 12.26% for the MSCI World Index and 2.08% for the HFRX Equity Hedged Index.

●	The Fund entered the period overweighted U.S versus International. Throughout the fourth quarter the Fund significantly increased its allocation to foreign equities. By the end of the 2022 calendar year, the Fund had approximately 36% international exposure, its largest allocation to international stocks in years.

●	The U.S. dollar index peaked in late September 2022 and fell 11.5%. That decline in the dollar provided a tailwind to international markets. From the dollar peak on September 27, 2022 to its recent low on April 13, 2023, the MSCI ACWI ex-US Index gained 24.62% compared to 14.77% for the S&P 500.

●	Large Cap Value’s outperformance during 2022 has faded and Large Cap Growth and Technology have assumed leadership. During the six-month semi-annual period ended April 30, 2023, Large Cap Growth outperformed Large Cap Value by 700 bps.

The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call toll-free 1-800-766-2264.

Outlook

Tightening cycles have been associated with a financial shock or crisis, and crisis events end after the Fed has at least paused. Ultimately, we believe the stress amongst some banks has likely led to an earlier conclusion for the Fed rate hike cycle. In our Annual Outlook we stated, “With inflation set to continue falling, the Federal Reserve is in the late innings of rate hikes. We may be at that point now, or there may be one more rate hike.”

Thanks to rate hikes and quantitative tightening, the Fed is draining reserves while banks are bleeding deposits. As the Fed raised rates, the opportunity cost of holding cash in banks rises for depositors. Deposits have been leaving the banking system in favor of money market funds which pay a higher yield on cash holdings. As a result, money market fund assets have soared. Ironically, this is aiding the Fed’s objective, less deposits results in less loan growth, slower economic activity and therefore slowing the labor market.

The S&P 500 gained over 7% in the first quarter of 2023 and that bodes well for the market for the remainder of the year. When the S&P 500 gained more than 7% in the first quarter, the full year has been positive every time 16 of 16 cases with an average 23.1% gain. Of course, a lot can happen given the banking crisis, Fed policy, and inflation’s trajectory, but history’s message is positive.

While we are optimistic, we are also aware of the many risks including the potential for a Fed policy error by overtightening into decelerating inflation and the growing potential of a recession. A new risk has emerged with the commercial real estate market. That could be an area of additional stress across the banking sector and is something worth monitoring.

As of 03/31/2023
Fund Performance
Inception Date: 12/28/2010

	1st Quarter	1 Year	5 Year	10 Year	Since Inception	Std Dev	Beta
Navigator® Equity Hedged Fund (I Share)	4.75	-6.23	3.65	3.96	2.64	10.86	0.68
MSCI World	7.73	-7.02	8.01	8.85	8.65	14.62	1.00
S&P 500	7.50	-7.73	11.19	12.24	12.33	14.49	0.97

The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call toll-free 1-800-766-2264.

Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Adviser, the Distributor, the Administrator, and Custodian not waived or reimbursed a portion of their fees.

There is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Equity Hedged Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 800.766.2264 or from the website www.navigatorfund.com. The prospectus should be read carefully before investing. The Navigator Equity Hedged Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

Navigator® Equity Hedged Fund Class I Performance

Inception Date: 12/28/2010	As of 03/31/2023

						Since	Cum
	1st QTR	1 Year	3 Year	5 Year	10 Year	Inception	Return
Navigator Equity Hedged	4.75	-6.23	11.66	3.65	3.96	2.07	28.54
MSCI World	7.73	-7.02	16.40	8.01	8.85	8.62	175.31

				Sharp
	Std. Dev.	Alpha	Beta	Ratio
Navigator Equity Hedged	10.86	-3.39	0.68	0.22
MSCI World	14.62	0.00	1.00	0.59

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Adviser, the Distributor, the Administrator, and Custodian not waived or reimbursed a portion of their fees. For more performance numbers current to the most recent month-end please call 1-800-766-2264.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Beta is a measure of the volatility-or systematic risk-of a security or portfolio compared to the market as a whole.

The S&P 500 is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index is widely regarded as the best gauge of large-cap U.S. equities.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

The MSCI ACWI ex US Index captures large and mid-cap representation across 22 of 23 developed countries (excluding the US) and 24 emerging markets.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Bloomberg Barclays US Aggregate Bond Index, or the Agg, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

The Bloomberg Barclays US Treasury: 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

HFRX Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

7495-NLD 06/29/2023

Navigator® Tactical Fixed Income Fund
K. Sean Clark, CFA — Chief Investment Officer

It was an eventful six-month period with additional Fed rate hikes, inflation still higher than desirable but declining, questions about the health of the economy, and a banking crisis that threatened to roil the markets. The first quarter news flow spanned the gamut of emotions. The year started with consensus among economists that a recession was imminent. After better-than expected economic reports, the narrative shifted to a soft landing and higher-for-longer Fed policy. Then it shifted again in March 2023 following the second and third largest bank failures in U.S. history. Through it all, the markets have been very resilient. Unlike last year, both stocks and bonds are up for the year with the bear market low for the major equity indices having occurred on October 12th, 2022.

During the six-month period ended April 30, 2023, the S&P 500 gained 8.63% and the MSCI ACWI ex-US gained 20.65%. Gains were also posted in fixed income with the Bloomberg Barclays High Yield Index up 6.21%, the Aggregate Bond Index 6.91%, and the 7-10 Year Treasury Index higher by 6.96%.

Attribution

For the semi-annual period ended April 30, 2023 the Navigator Tactical Fixed Income Fund institutional shares (the “Fund”) gained 6.36% compared to 6.21% for the Bloomberg Barclays US Corporate High Yield Index and 6.91% for the Bloomberg Barclays US Aggregate Bond Index.

●	The primary driver of Fund performance over time is its macro allocations that are driven by our relative strength Credit Risk Management Models. Those models dictate the Fund’s allocation to high yield bonds, U.S. Treasuries, and cash equivalents.

●	Throughout the semi-annual period the Fund spent time allocated to each sector. Coming into the year, the Fund owned high yield bonds but our models turned cautious in mid-February as interest rates moved higher. Between late February and mid-March, the Fund was maximally defensive in cash equivalents, but by mid-March U.S. Treasury relative strength moved the Fund into U.S. Treasuries. It shifted back to risk-on in high yield in mid-April where it remains today.

●	Interest rate volatility was extreme during the period. The 10 Year Treasury yield reached a high of 4.2% in October; then fell to 3.3% in early April.

●	Fixed income volatility, measured by the ICE BofA MOVE Index, remained elevated throughout the period, and reached its highest level since the Global Financial Crisis in 2008.

The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call toll-free 1-800-766-2264.

Outlook

Tightening cycles have been associated with a financial shock or crisis, and crisis events end after the Fed has at least paused. Ultimately, we believe the stress amongst some banks has likely led to an earlier conclusion for the Fed rate hike cycle. In our Annual Outlook we stated, “With inflation set to continue falling, the Federal Reserve is in the late innings of rate hikes. We may be at that point now, or there may be one more rate hike.”

Thanks to rate hikes and quantitative tightening, the Fed is draining reserves while banks are bleeding deposits. As the Fed raised rates, the opportunity cost of holding cash in banks rises for depositors. Deposits have been leaving the banking system in favor of money market funds which pay a higher yield on cash holdings. As a result, money market fund assets have soared. Ironically, this is aiding the Fed’s objective, less deposits results in less loan growth, slower economic activity and therefore slowing the labor market.

The S&P 500 gained over 7% in the first quarter of 2023 and that bodes well for the market for the remainder of the year. When the S&P 500 gained more than 7% in the first quarter, the full year has been positive every time 16 of 16 cases with an average 23.1% gain. Of course, a lot can happen given the banking crisis, Fed policy, and inflation’s trajectory, but history’s message is positive.

While we are optimistic, we are also aware of the many risks including the potential for a Fed policy error by overtightening into decelerating inflation and the growing potential of a recession. A new risk has emerged with the commercial real estate market. That could be an area of additional stress across the banking sector and is something worth monitoring.

The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call toll-free 1-800-766-2264.

Navigator® Tactical Fixed Income Fund Class I Performance

Inception Date: 3/27/2014	As of 03/31/2023

					Since	Cum
	1st QTR	1 Year	3 Year	5 Year	Inception	Return
Navigator Tactical Fixed Income I	3.22	-3.05	3.69	3.15	3.78	39.60
Bloomberg US Corporate High Yield	3.57	-3.34	5.91	3.21	3.72	38.95

				Sharp
	Std. Dev.	Alpha	Beta	Ratio
Navigator Tactical Fixed Income I	4.93	1.39	0.48	0.57
Bloomberg US Corporate High Yield	7.74	0.00	1.00	0.38

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Adviser, the Distributor, the Administrator, and Custodian not waived or reimbursed a portion of their fees. For more performance numbers current to the most recent month-end please call 1-800-766-2264.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital utilizes a proprietary investment model to assist with the construction of the Fund and to assist with making investment decisions. Investments selected using this process may perform differently than expected as a result of the factors used in the model, the weight placed on each factor, and changes from the factor’s historical trends. There is no guarantee that Clark Capital’s use of a model will result in effective investment decisions.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in market value or an investment), credit, prepayment, call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Non-investment-grade debt securities (high-yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher-rated securities..

The S&P 500 is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index is widely regarded as the best gauge of large-cap U.S. equities.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Bloomberg Barclays US Aggregate Bond Index, or the Agg, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

The Bloomberg Barclays US Treasury: 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

ICE BofA MOVE Index calculates the implied volatility of U.S. Treasury options using a weighted average of option prices on Treasury futures across multiple maturities (2, 5, 10, and 30 years). By capturing the expected fluctuations in interest rates, the index serves as a proxy for the bond market’s overall sentiment regarding future interest rate movements.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

7496-NLD 06/29/2023

Navigator® Tactical Investment Grade Bond Fund
K. Sean Clark, CFA — Chief Investment Officer

It was an eventful six month period with additional Fed rate hikes, inflation still higher than desirable but declining, questions about the health of the economy, and a banking crisis that threatened to roil the markets. The first quarter news flow spanned the gamut of emotions. The year started with consensus among economists that a recession was imminent. After better-than expected economic reports, the narrative shifted to a soft landing and higher-for-longer Fed policy. Then it shifted again in March 2023 following the second and third largest bank failures in U.S. history. Through it all, the markets have been very resilient. Unlike last year, both stocks and bonds are up for the year with the bear market low for the major equity indices having occurred on October 12th, 2022.

During the six-month period ended April 30, 2023 the S&P 500 gained 8.63% and the MSCI ACWI ex-US gained 20.65%. Gains were also posted in fixed income with the Bloomberg Barclays High Yield Index up 6.21%, the Aggregate Bond Index 6.91%, and the 7-10 Year Treasury Index higher by 6.96%.

Attribution

For the semi-annual period ended April 30, 2023 the Navigator Tactical Investment Grade Bond Fund (the “Fund”) institutional shares gained 2.76% compared to 6.91% for the Bloomberg Barclays U.S. Aggregate Bond Index.

●	The Fund’s alpha is driven by the Credit Risk Management models that determine its allocation. When risk-on the Fund will invest in BBB rated corporate bonds, when risk-off the Fund will invest in U.S. Treasuries or T-bills.

●	Fixed income volatility, measured by the ICE BofA MOVE Index, remained elevated throughout the period and reached its highest level since the Global Financial Crisis in 2008.

●	During the period, the models shifted allocations more than usual due to the heightened volatility, with the Fund owning all three sectors (Investment Grade Corporate Bonds, U.S. Treasuries, and Cash Equivalents) for a period of time.

The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call toll-free 1-800-766-2264.

Outlook

Tightening cycles have been associated with a financial shock or crisis, and crisis events end after the Fed has at least paused. Ultimately, we believe the stress amongst some banks has likely led to an earlier conclusion for the Fed rate hike cycle. In our Annual Outlook we stated, “With inflation set to continue falling, the Federal Reserve is in the late innings of rate hikes. We may be at that point now, or there may be one more rate hike.”

Thanks to rate hikes and quantitative tightening, the Fed is draining reserves while banks are bleeding deposits. As the Fed raised rates, the opportunity cost of holding cash in banks rises for depositors. Deposits have been leaving the banking system in favor of money market funds which pay a higher yield on cash holdings. As a result, money market fund assets have soared. Ironically, this is aiding the Fed’s objective, less deposits results in less loan growth, slower economic activity and therefore slowing the labor market.

The S&P 500 gained over 7% in the first quarter of 2023 and that bodes well for the market for the remainder of the year. When the S&P 500 gained more than 7% in the first quarter, the full year has been positive every time 16 of 16 cases with an average 23.1% gain. Of course, a lot can happen given the banking crisis, Fed policy, and inflation’s trajectory, but history’s message is positive.

While we are optimistic, we are also aware of the many risks including the potential for a Fed policy error by overtightening into decelerating inflation and the growing potential of a recession. A new risk has emerged with the commercial real estate market. That could be an area of additional stress across the banking sector and is something worth monitoring.

Navigator® Tactical Investment Grade Fund Class I Performance

Inception Date: 8/31/2021	As of 03/31/2023

		Since
		Inception	Cumulative				Sharp
	1 Year	Return	Return	Std. Dev.	Alpha	Beta	Ratio
Navigator Tactical Investment Grade	-2.56	-5.01	-7.82	5.38	-2.61	0.48	-1.36
BBgBarc U.S. Aggregate Bond	-4.78	-7.23	-11.20	7.98	0.00	1.00	-1.19

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Adviser, the Distributor, the Administrator, and Custodian not waived or reimbursed a portion of their fees. For more performance numbers current to the most recent month-end please call 1-800-766-2264.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital utilizes a proprietary investment model to assist with the construction of the Fund and to assist with making investment decisions. Investments selected using this process may perform differently than expected as a result of the factors used in the model, the weight placed on each factor, and changes from the factor’s historical trends. There is no guarantee that Clark Capital’s use of a model will result in effective investment decisions.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in market value or an investment), credit, prepayment, call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

Alpha: a measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive alpha figure indicates the portfolio has performed better than its beta would predict. In contrast, a negative alpha indicates the portfolio has underperformed, given the expectations established by beta. Alpha is calculated by taking the excess average monthly return of the investment over the risk free rate and subtracting beta times the excess average monthly return of the benchmark over the risk free rate.

The S&P 500 is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index is widely regarded as the best gauge of large-cap U.S. equities.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI ex US is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 22 of 23 developed countries and 24 emerging markets.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Bloomberg Barclays US Aggregate Bond Index, or the Agg, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

The Bloomberg Barclays US Treasury: 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

The ICE BofA MOVE Index indicator reflects the volatility of U.S. bond futures and is considered an observation indicator of the U.S. bond term premium (the difference between long and short interest rates).

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

7497-NLD 06/29/2023

Navigator® Tactical U.S. Allocation Fund
K. Sean Clark, CFA — Chief Investment Officer

It was an eventful six month period with additional Fed rate hikes, inflation still higher than desirable but declining, questions about the health of the economy, and a banking crisis that threatened to roil the markets. The first quarter news flow spanned the gamut of emotions. The year started with consensus among economists that a recession was imminent. After better-than expected economic reports, the narrative shifted to a soft landing and higher-for-longer Fed policy. Then it shifted again in March 2023 following the second and third largest bank failures in U.S. history. Through it all, the markets have been very resilient. Unlike last year, both stocks and bonds are up for the year with the bear market low for the major equity indices having occurred on October 12th, 2022.

During the six-month period ended April 30, 2023 the S&P 500 gained 8.63% and the MSCI ACWI ex-US gained 20.65%. Gains were also posted in fixed income with the Bloomberg Barclays High Yield Index up 6.21%, the Aggregate Bond Index 6.91%, and the 7-10 Year Treasury Index higher by 6.96%.

Attribution

For the semi-annual period ended April 30, 2023 the Navigator Tactical U.S. Allocation Fund (the “Fund”) institutional shares gained 8.94% compared to 8.63% for the S&P 500 Index.

●	The primary driver of Fund performance over time is its macro allocations that are driven by our relative strength Credit Risk Management Models. Those models dictate the Fund’s allocation. When risk-on the Fund will invest in U.S. Equities, when risk-off the Fund will invest in U.S. Treasuries or T-bills.

●	Throughout the period ended April 30, 2023 the Fund spent time allocated to each asset class. Coming into the year, the Fund owned equities, but our models turned cautious in mid-February as interest rates moved higher. Between late February and mid-March, the Fund was maximally defensive in cash equivalents, but by mid-March U.S. Treasury relative strength moved the Fund into U.S. Treasuries. It shifted back to risk-on in equities in mid-April where it remains today.

The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call toll-free 1-800-766-2264.

Outlook

Tightening cycles have been associated with a financial shock or crisis, and crisis events end after the Fed has at least paused. Ultimately, we believe the stress amongst some banks has likely led to an earlier conclusion for the Fed rate hike cycle. In our Annual Outlook we stated, “With inflation set to continue falling, the Federal Reserve is in the late innings of rate hikes. We may be at that point now, or there may be one more rate hike.”

Thanks to rate hikes and quantitative tightening, the Fed is draining reserves while banks are bleeding deposits. As the Fed raised rates, the opportunity cost of holding cash in banks rises for depositors. Deposits have been leaving the banking system in favor of money market funds which pay a higher yield on cash holdings. As a result, money market fund assets have soared. Ironically, this is aiding the Fed’s objective, less deposits results in less loan growth, slower economic activity and therefore slowing the labor market.

The S&P 500 gained over 7% in the first quarter of 2023 and that bodes well for the market for the remainder of the year. When the S&P 500 gained more than 7% in the first quarter, the full year has been positive every time 16 of 16 cases with an average 23.1% gain. Of course, a lot can happen given the banking crisis, Fed policy, and inflation’s trajectory, but history’s message is positive.

While we are optimistic, we are also aware of the many risks including the potential for a Fed policy error by overtightening into decelerating inflation and the growing potential of a recession. A new risk has emerged with the commercial real estate market. That could be an area of additional stress across the banking sector and is something worth monitoring.

Navigator® Tactical U.S. Allocation Fund Class I Performance

Inception Date: 6/11/2021	As of 03/31/2023

		Since
		Inception	Cumulative				Sharp
	1 Year	Return	Return	Std. Dev.	Alpha	Beta	Ratio
Navigator Tactical US Allocation	-7.09	-1.79	-3.11	14.98	-2.05	0.62	-0.18
S&P 500 Index	-7.73	-0.97	-1.70	20.13	0.00	1.00	-0.05

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Adviser, the Distributor, the Administrator, and Custodian not waived or reimbursed a portion of their fees. For more performance numbers current to the most recent month-end please call 1-800-766-2264.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital utilizes a proprietary investment model to assist with the construction of the Fund and to assist with making investment decisions. Investments selected using this process may perform differently than expected as a result of the factors used in the model, the weight placed on each factor, and changes from the factor’s historical trends. There is no guarantee that Clark Capital’s use of a model will result in effective investment decisions.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in market value or an investment), credit, prepayment, call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The S&P 500 is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index is widely regarded as the best gauge of large-cap U.S. equities.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Bloomberg Barclays US Aggregate Bond Index, or the Agg, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

The Bloomberg Barclays US Treasury: 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

7503-NLD 06/29/2023

Navigator Ultra Short Bond Fund
Robert S. Bennett, Jr. – Senior Portfolio Manager
April 30, 2023

For the semi-annual period ended April 30, 2023, the Navigator Ultra Short Bond Fund (“the Fund”) Class I shares returned 2.57%, compared to the Bloomberg Barclays U.S Bellwethers 1 Year Index return of 2.37%. The Fund was fully invested in a mix of fixed and floating rate short-term debt during the period with a duration shorter than the benchmark. The market snapback from the mid-March low in credit and the shorter duration of the Fund contributed to the outperformance against its benchmark.

During the reporting period, the Federal Reserve continued its rate-tightening cycle, raising the target range for the Fed Funds Rate in all four meetings in line with market expectations. In the November meeting, they increased the rate by 75 basis points. They concluded the year with a 50 basis point rise in the December meeting. To kick off 2023, the Fed increased the rate by 25 basis points in both the February and March meetings.

At the start of the reporting period, the market was implying a terminal rate of around 500 basis points, suggesting a prolonged period of elevated rates. However, by the end of the reporting period, following the turmoil from the March bank failures, the market shifted to pricing in almost 75 basis points worth of rate cuts.

We will continue to monitor the short-term markets and navigate the landscape as the Fed decides its path for the rest of 2023.

Navigator® Ultra Short Term Bond Fund Class I Performance

Inception Date: 3/21/2019	As of 03/31/2023

			Since
			Inception	Cumulative	Std.			Sharp
	1 Year	3 Year	Return	Return	Dev.	Alpha	Beta	Ratio
Navigator Ultra Short Bond Fund	2.75	2.12	1.55	6.35	1.61	0.21	-0.73	0.15
BBgBarc US Treasury Bellwethers (1 Y)	1.87	0.48	1.29	5.62	1.61	0.39	-0.65	0.26

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Adviser, the Distributor, the Administrator, and Custodian not waived or reimbursed a portion of their fees. For more performance numbers current to the most recent month-end please call 1-800-766-2264.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in market value or an investment), credit, prepayment, call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Bloomberg Barclays US Treasury Bellweathers 1 Year Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one (1) year and less than three (3) years.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

7504-NLD 06/29/2023

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended April 30, 2023, compared to its benchmarks:

			Annualized
	Six Months	One Year	Five Year	Ten Year	Since Inception*
Navigator Equity Hedged Fund:
Class A	5.01%	(1.44)%	3.80%	3.59%	2.36%
Class A with load of 5.50%	(0.73)%	(6.88)%	2.64%	3.01%	1.89%
Class C	4.62%	(2.19)%	3.04%	2.81%	1.59%
Class I	5.24%	(1.13)%	4.08%	3.85%	2.62%
MSCI World Index	12.26%	3.18%	8.14%	8.71%	8.74%
HFRX Equity Hedge Index	2.08%	0.22%	2.80%	2.84%	1.40%

*	Fund commenced operations on December 28, 2010.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2023 prospectus, the total annual operating expenses before fee waivers are 2.05%, 2.80% and 1.80% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.50% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Exchange Traded Funds	85.6%	Collateral For Securities Loaned	4.8%
Equity Funds	85.6%	Options*	(0.1)%
		Short-Term Investments	9.7%
			100.0%

+	Based on Schedule of Investments Market Value as of April 30, 2023. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

*	Options purchased percentage is netted with options written.

Navigator Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended April 30, 2023, compared to its benchmark:

			Annualized
	Six Months	One Year	Five Years	Since Inception*
Navigator Tactical Fixed Income Fund:
Class A	6.23%	(0.21)%	3.04%	3.63%
Class A with load of 3.75%	2.26%	(3.98)%	2.26%	3.19%
Class C	5.92%	(0.95)%	2.29%	2.87%
Class I	6.36%	0.05%	3.32%	3.90%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	6.21%	1.22%	3.28%	3.81%

*	Fund commenced operations on March 27, 2014.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2023 prospectus, the total annual operating expenses before fee waivers are 1.30%, 2.05% and 1.05% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

U.S. Government & Agencies	28.5%
Corporate Bonds	28.1%
Exchange Traded Funds	17.2%
Collateral for Securities Loaned	11.4%
Open-End Funds	1.3%
Certificate of Deposit	0.3%
Commercial Paper	0.1%
Options Purchased	0.1%
Short-Term Investments	13.0%
100.0%

+	Based on Schedule of Investments Market Value as of April 30, 2023. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Tactical Investment Grade Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended April 30, 2023, compared to its benchmark:

			Annualized Since
	Six Months	One Year	Inception*
Navigator Tactical Investment Grade Bond Fund:
Class I	2.76%	0.21%	(4.39)%
Bloomberg Barclays U.S. Aggregate Bond Index	6.91%	(0.43)%	(6.55)%

*	Fund commenced operations on August 31, 2021.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2023, prospectus, the total annual operating expenses before fee waivers are 1.44% and 1.19% for the Fund’s Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	77.9%
Exchange-Traded Fund	3.2%
Short-Term Investments	18.9%
100.0%

+	Based on Schedule of Investments Market Value as of April 30, 2023. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Tactical U.S. Allocation Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended April 30, 2023, compared to its benchmark:

			Annualized
	Six Months	One Year	Since Inception*
Navigator Tactical U.S. Allocation Fund:
Class I	8.94%	(0.62)%	0.07%
S&P 500 Total Return Index	8.63%	2.66%	0.57%

*	Fund commenced operations on June 11, 2021.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2023, prospectus, the total annual operating expenses before fee waivers are 1.53% and 1.28% for the Fund’s Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	66.9%
U.S. Government & Agencies	2.1%
Short-Term Investments	31.0%
100.0%

+	Based on Schedule of Investments Market Value as of April 30, 2023. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Ultra Short Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended April 30, 2023, compared to its benchmark:

			Annualized
	Six Months	One Year	Three Year	Since Inception*
Navigator Ultra Short Bond Fund:
Class A	2.34%	2.94%	1.51%	1.81%
Class A with load of 3.75%	(1.47)%	(0.90)%	0.22%	0.86%
Class I	2.57%	3.37%	1.77%	1.64%
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index	2.37%	2.13%	0.54%	1.32%

*	Fund commenced operations on March 21, 2019. Start of performance is March 25, 2019.

Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity of up to a year. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2023, prospectus, the total annual operating expenses are 0.95% and 0.69% for the Fund’s Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	84.5%
U.S. Government & Agencies	8.1%
Commercial Paper	3.3%
Certificate of Deposit	1.6%
Short-Term Investments	2.5%
100.0%

+	Based on Schedule of Investments Market Value as of April 30, 2023. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

NAVIGATOR EQUITY HEDGED FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares					Fair Value
	EXCHANGE-TRADED FUNDS — 88.6%
	EQUITY - 88.6%
97,577	Global X Robotics & Artificial Intelligence ETF				$2,430,643
28,240	Invesco Nasdaq 100 ETF				3,746,883
8,858	iShares Core S&P 500 ETF, EQUITY				3,699,632
80,923	iShares MSCI Eurozone ETF				3,764,538
67,818	iShares MSCI International Quality Factor ETF (d)				2,459,759
20,904	iShares US Aerospace & Defense ETF				2,382,220
24,773	SPDR S&P Homebuilders ETF (d)				1,756,901
15,438	Vanguard Communication Services ETF (d)				1,526,973
6,910	Vanguard Information Technology ETF				2,655,928
					24,423,477

	TOTAL EXCHANGE-TRADED FUNDS (Cost $22,882,519)				24,423,477

	SHORT-TERM INVESTMENTS — 10.0%
	MONEY MARKET FUNDS - 10.0%
1,301,805	Dreyfus Money Market Fund, Select Class, 4.03%(a)				1,301,805
1,452,642	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.73%(a)				1,452,642
	TOTAL MONEY MARKET FUNDS (Cost $2,754,447)				2,754,447

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,754,447)				2,754,447

Contracts(b)		Expiration Date	Exercise Price	Notional Value
	INDEX OPTIONS PURCHASED (e) - 1.6%
	PUT OPTIONS PURCHASED - 0.5%
86	S&P 500 Index	05/12/2023	$4,065	$35,857,528	$126,850
	TOTAL PUT OPTIONS PURCHASED (Cost - $340,910)

	TOTAL INDEX OPTIONS PURCHASED (Cost - $340,910)				126,850

	EQUITY OPTIONS PURCHASED - 1.1%
	CALL OPTIONS PURCHASED - 1.1%
2,000	iPath Series B S&P 500 ETN	05/12/2023	39	3,688,000	318,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $455,699)

	TOTAL INDEX OPTIONS PURCHASED (Cost - $796,609)				$444,850

The accompanying notes are an integral part of these financial statements.

NAVIGATOR EQUITY HEDGED FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares					Fair Value

	COLLATERAL FOR SECURITIES LOANED — 5.0%
1,368,175	Goldman Sachs Financial Square Government Fund, Institutional Class, 4.70% (a),(c)				$1,368,175
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $1,368,175)

	TOTAL INVESTMENTS — 105.2% (Cost $27,801,750)				28,990,949
	CALL OPTIONS WRITTEN - (1.7)% (Premiums Received - $586,916)				(450,000)
	PUT OPTIONS WRITTEN - (0.1)% (Premiums Received - $120,223)				(25,370)
	LIABILITIES IN EXCESS OF OTHER ASSETS — (3.4)%				(949,766)
	NET ASSETS - 100.0%				$27,565,813

Contracts(b)		Expiration Date	Exercise Price	Notional Value
	WRITTEN EQUITY OPTIONS(e) - (1.7)%
	CALL OPTIONS WRITTEN- (1.7)%
2,000	iPath Series B S&P 500 ETN	05/12/2023	$37	$3,688,000	$450,000
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $586,916)

	TOTAL EQUITY OPTIONS WRITTEN (Premiums Received - $586,916)				$450,000

	WRITTEN INDEX OPTIONS - (0.1)%
	PUT OPTIONS WRITTEN - (0.1)%
86	S&P 500 Index	05/12/2023	3,895	35,857,528	25,370
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $120,223)

	TOTAL INDEX OPTIONS WRITTEN (Premiums Received - $707,139)				$475,370

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven-day effective yield as of April 30, 2023.

(b)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(c)	Security purchased with cash proceeds of securities lending collateral.

(d)	All or a portion of the security is on loan. Total loaned securities had a cash value of $1,336,715 at April 30, 2023.

(e)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares					Fair Value
	EXCHANGE-TRADED FUNDS — 20.0%
	FIXED INCOME - 20.0%
13,403,771	iShares iBoxx $ High Yield Corporate Bond ETF(i)				$1,010,108,183
3,500,000	SPDR Bloomberg High Yield Bond ETF(i)				323,715,000
					1,333,823,183

	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,333,461,308)				1,333,823,183

	OPEN-END FUNDS — 1.5%
	FIXED INCOME - 0.8%
5,078,562	Navigator Ultra Short Bond Fund, Class I(h)				51,039,552

	MIXED ALLOCATION - 0.7%
5,502,150	Navigator Tactical US Allocation Fund, Class I(h)				50,069,569

	TOTAL OPEN-END FUNDS (Cost $105,747,125)				101,109,121

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity
	CORPORATE BONDS — 32.8%
	AEROSPACE & DEFENSE — 1.3%
5,596,000	Boeing Company		4.5080	05/01/23	5,596,000
19,250,000	Huntington Ingalls Industries, Inc.		0.6700	08/16/23	18,969,229
40,000,000	L3Harris Technologies, Inc.		3.8500	06/15/23	39,928,451
20,750,000	Northrop Grumman Corporation		3.2500	08/01/23	20,629,659
					85,123,339
	ASSET MANAGEMENT — 0.7%
45,530,000	Charles Schwab Corporation(a)	SOFRRATE + 0.500%	5.2830	03/18/24	45,057,333

	AUTOMOTIVE — 0.7%
45,000,000	Toyota Motor Credit Corporation(a)	SOFRINDX + 0.650%	5.4740	12/29/23	44,985,173

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 32.8% (Continued)
	BANKING — 9.3%
15,000,000	Bank of Montreal(a)	SOFRINDX + 0.710%	5.4550	03/08/24	$14,966,220
41,975,000	Bank of Nova Scotia(a)	SOFRRATE + 0.550%	5.3200	09/15/23	41,977,673
8,500,000	Bank of Nova Scotia(a)	SOFRINDX + 0.960%	5.7150	03/11/24	8,510,720
5,000,000	Bank of Nova Scotia		0.7000	04/15/24	4,771,855
9,803,000	Bank of Nova Scotia(a)	SOFRRATE + 0.380%	5.1850	07/31/24	9,748,397
42,058,000	Canadian Imperial Bank of Commerce		0.4500	06/22/23	41,765,363
40,901,000	CIT Group, Inc.(b)	SOFRRATE + 3.827%	3.9290	06/19/24	40,407,618
32,917,000	Citigroup, Inc.(b)	SOFRRATE + 1.667%	1.6780	05/15/24	32,868,301
10,900,000	Credit Suisse A.G.		1.0000	05/05/23	10,879,563
35,000,000	Discover Bank		4.2000	08/08/23	34,793,754
33,000,000	First Horizon National Corporation		3.5500	05/26/23	32,859,108
15,341,000	HSBC Holdings plc(b)	US0003M + 1.211%	3.8030	03/11/25	15,028,288
71,450,000	JPMorgan Chase & Company(b)	SOFRRATE + 1.455%	1.5140	06/01/24	71,207,911
30,220,000	JPMorgan Chase & Company(b)	US0003M + 0.890%	3.7970	07/23/24	30,090,063
10,547,000	KeyBank NA(b)	SOFRRATE + 0.340%	5.1610	01/03/24	10,420,555
4,400,000	Lloyds Banking Group plc		4.0500	08/16/23	4,377,041
22,060,000	Natwest Group plc		3.8750	09/12/23	21,870,597
15,000,000	Royal Bank of Canada(a)	SOFRINDX + 0.300%	5.1040	01/19/24	14,960,152
72,000,000	Royal Bank of Canada(a)	SOFRINDX + 0.360%	5.1650	07/29/24	71,499,665
31,100,000	Toronto-Dominion Bank (a)	SOFRRATE + 0.355%	5.0890	03/04/24	30,992,162
67,998,000	Wells Fargo & Company Class MTN(a)	SOFRRATE + 1.600%	1.6540	06/02/24	67,764,795
6,925,000	Westpac Banking Corporation(a)	US0003M + 0.720%	5.5840	05/15/23	6,925,596
					618,685,397
	BEVERAGES — 1.0%
69,781,000	Coca-Cola Europacific Partners plc(c)		0.5000	05/05/23	69,752,498

	BIOTECH & PHARMA — 0.8%
25,000,000	Gilead Sciences, Inc.		2.5000	09/01/23	24,756,855

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 32.8% (Continued)
	BIOTECH & PHARMA — 0.8% (Continued)
13,577,000	Gilead Sciences, Inc.		0.7500	09/29/23	$13,331,424
14,076,000	Royalty Pharma plc		0.7500	09/02/23	13,834,611
200,000	Takeda Pharmaceutical Company Ltd.		4.4000	11/26/23	198,883
					52,121,773
	CABLE & SATELLITE — 0.0%(d)
1,200,000	Cequel Communications Holdings I, LLC / Cequel(c)		7.5000	04/01/28	759,000

	CHEMICALS — 0.1%
5,000,000	International Flavors & Fragrances, Inc.		3.2000	05/01/23	5,000,000
4,545,000	LYB International Finance BV		4.0000	07/15/23	4,532,445
					9,532,445
	CONSTRUCTION MATERIALS — 0.1%
10,000,000	Martin Marietta Materials, Inc.		0.6500	07/15/23	9,897,882

	ELEC & GAS MARKETING & TRADING — 0.1%
3,500,000	Centrica plc(c)		4.0000	10/16/23	3,476,035

	ELECTRIC UTILITIES — 2.2%
15,000,000	CenterPoint Energy, Inc.(a)	SOFRRATE + 0.650%	5.3450	05/13/24	14,933,852
25,216,000	Dominion Energy, Inc.(a)	US0003M + 0.530%	5.3960	09/15/23	25,196,952
12,025,000	Florida Power & Light Company(a)	SOFRRATE + 0.250%	4.9440	05/10/23	12,022,694
34,000,000	Florida Power & Light Company(a)	SOFRINDX + 0.380%	5.1860	01/12/24	33,867,162
4,191,000	Pacific Gas and Electric Company		4.2500	08/01/23	4,176,270
18,750,000	Southern Company(a)	SOFRRATE + 0.370%	5.0640	05/10/23	18,747,915
28,251,000	Southern Company		2.9500	07/01/23	28,125,967
7,989,000	WEC Energy Group, Inc.		0.5500	09/15/23	7,846,731
					144,917,543
	ELECTRICAL EQUIPMENT — 0.2%
10,461,000	Lennox International, Inc.		3.0000	11/15/23	10,310,619

	FOOD — 0.8%
14,250,000	Conagra Brands, Inc.		0.5000	08/11/23	14,056,418

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 32.8% (Continued)
	FOOD — 0.8% (Continued)
40,000,000	Danone S.A.(c)		2.5890	11/02/23	$39,465,013
					53,521,430
	HEALTH CARE FACILITIES & SERVICES — 0.8%
3,000,000	Aetna, Inc.		2.8000	06/15/23	2,990,543
3,799,000	AmerisourceBergen Corporation		3.4000	05/15/24	3,729,400
24,253,000	Cigna Corporation(a)	US0003M + 0.890%	6.1500	07/15/23	24,262,998
11,449,000	Cigna Corporation		0.6130	03/15/24	11,000,429
10,951,000	McKesson Corporation		3.7960	03/15/24	10,807,753
					52,791,123
	INDUSTRIAL SUPPORT SERVICES — 0.3%
20,000,000	Triton Container International Ltd.(c)		0.8000	08/01/23	19,710,806

	INSTITUTIONAL FINANCIAL SERVICES — 1.3%
7,400,000	Bank of New York Mellon Corporation		0.5000	04/26/24	7,059,588
28,000,000	Coinbase Global, Inc.(c)		3.6250	10/01/31	15,672,160
28,108,000	Credit Suisse Group A.G.		3.8000	06/09/23	27,885,946
25,000,000	JPMorgan Chase Financial Company, LLC		2.5000	05/01/23	25,000,000
10,072,000	Morgan Stanley (a)	US0003M + 1.220%	6.0630	05/08/24	10,072,676
					85,690,370
	INSURANCE — 0.5%
17,000,000	Brighthouse Financial Global Funding(c)		0.6000	06/28/23	16,862,270
5,000,000	Pricoa Global Funding I(c)		3.4500	09/01/23	4,971,691
13,400,000	Protective Life Global Funding(c)		1.0820	06/09/23	13,337,334
					35,171,295
	LEISURE FACILITIES & SERVICES — 0.4%
29,467,000	Starbucks Corporation(a)	SOFRINDX + 0.420%	5.1160	02/14/24	29,453,130

	MACHINERY — 1.5%
100,000,000	Caterpillar Financial Services Corporation(a)	SOFRRATE + 0.450%	5.1450	11/13/23	100,043,915

	OIL & GAS PRODUCERS — 2.7%
10,300,000	Chevron USA, Inc.(a)	US0003M + 0.200%	5.0730	08/11/23	10,300,267

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 32.8% (Continued)
	OIL & GAS PRODUCERS — 2.7% (Continued)
17,500,000	Enbridge, Inc.(a)	SOFRINDX + 0.630%	5.3320	02/16/24	$17,454,048
9,100,000	Energy Transfer Operating, L.P.		4.2000	09/15/23	9,058,040
29,266,000	Kinder Morgan Energy Partners, L.P.		3.5000	09/01/23	29,112,847
30,062,000	Kinder Morgan Energy Partners, L.P.		4.1500	02/01/24	29,825,062
13,270,000	Kinder Morgan, Inc.(c)		5.6250	11/15/23	13,267,142
14,977,000	Phillips 66		0.9000	02/15/24	14,478,812
16,930,000	Pioneer Natural Resources Company		0.5500	05/15/23	16,901,981
38,320,000	Spectra Energy Partners, L.P.		4.7500	03/15/24	38,076,940
					178,475,139
	RETAIL - DISCRETIONARY — 0.8%
39,665,000	Lowe’s Companies, Inc.		3.8750	09/15/23	39,477,893
10,000,000	TJX Companies, Inc.		2.5000	05/15/23	9,991,350
					49,469,243
	SEMICONDUCTORS — 1.4%
3,300,000	Marvell Technology, Inc.		4.2000	06/22/23	3,293,726
58,512,000	Microchip Technology, Inc.		4.3330	06/01/23	58,442,982
12,035,000	Microchip Technology, Inc.		0.9720	02/15/24	11,625,015
20,345,000	Skyworks Solutions, Inc.		0.9000	06/01/23	20,264,284
					93,626,007
	SOFTWARE — 0.8%
27,221,000	Oracle Corporation		3.6250	07/15/23	27,125,459
25,958,000	VMware, Inc.		0.6000	08/15/23	25,601,554
					52,727,013
	SPECIALTY FINANCE — 1.3%
4,000,000	AerCap Ireland Capital DAC / AerCap Global		4.5000	09/15/23	3,975,525
50,459,000	American Express Company(a)	US0003M + 0.750%	5.5460	08/03/23	50,468,034
35,000,000	American Express Company(a)	SOFRINDX + 0.720%	5.4030	05/03/24	35,015,656
					89,459,216
	TECHNOLOGY HARDWARE — 0.7%
13,400,000	Hewlett Packard Enterprise Company		4.4500	10/02/23	13,330,383
35,000,000	Hewlett Packard Enterprise Company B		5.9000	10/01/24	35,358,519
					48,688,902

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 32.8% (Continued)
	TECHNOLOGY SERVICES — 0.4%
600,000	Fiserv, Inc.		3.8000	10/01/23	$596,006
14,149,000	Global Payments, Inc.		3.7500	06/01/23	14,121,934
7,023,000	Global Payments, Inc.		4.0000	06/01/23	7,012,857
5,485,000	International Business Machines Corporation		3.6250	02/12/24	5,424,486
					27,155,283
	TELECOMMUNICATIONS — 0.7%
45,126,000	AT&T, Inc.(a)	SOFRRATE + 0.640%	5.4630	03/25/24	45,053,079

	TOBACCO & CANNABIS — 1.0%
55,772,000	Altria Group, Inc.		4.0000	01/31/24	55,260,196
14,088,000	Reynolds American, Inc.		4.8500	09/15/23	14,047,633
					69,307,829
	TRANSPORTATION & LOGISTICS — 0.1%
6,500,000	Ryder System, Inc.		3.8750	12/01/23	6,443,726

	TRANSPORTATION EQUIPMENT — 0.8%
24,500,000	Daimler Trucks Finance North America, LLC(a),(c)	SOFRRATE + 0.500%	5.2430	06/14/23	24,502,169
25,000,000	Daimler Trucks Finance North America, LLC(a),(c)	SOFRRATE + 1.000%	5.8130	04/07/24	24,971,615
					49,473,784

	TOTAL CORPORATE BONDS (Cost $2,186,298,426)				2,180,880,327

	U.S. GOVERNMENT & AGENCIES — 33.2%
	GOVERNMENT SPONSORED — 0.7%
28,000,000	Federal Farm Credit Banks Funding Corporation(a)	SOFRRATE + 0.075%	4.8850	09/03/24	28,014,973
20,000,000	Federal Farm Credit Banks Funding Corporation(a)	FEDL01 + 0.100%	4.9300	01/24/25	20,002,229
					48,017,202
	U.S. TREASURY BILLS — 32.5%
865,000,000	United States Treasury Bill(e)		4.8800	06/06/23	860,906,387
100,000,000	United States Treasury Bill(e)		4.7100	06/08/23	99,498,875
100,000,000	United States Treasury Bill(e)		4.8600	06/13/23	99,416,962

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 33.2% (Continued)
	U.S. TREASURY BILLS — 32.5% (Continued)
135,000,000	United States Treasury Bill(e)		4.8200	06/20/23	$134,097,188
550,000,000	United States Treasury Bill(e)		4.8800	06/27/23	545,767,749
200,000,000	United States Treasury Floating Rate Note(a)	USBMMY3M + 0.140%	5.2710	10/31/24	200,161,440
220,000,000	United States Treasury Floating Rate Note(a)	USBMMY3M + 0.200%	5.3310	01/31/25	220,396,185
					2,160,244,786

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $2,207,500,797)				2,208,261,988

	CERTIFICATE OF DEPOSIT — 0.4%
	CERTIFICATE OF DEPOSIT - 0.4%
24,000,000	Toronto-Dominion Bank		5.2200	03/25/24	24,020,110

	TOTAL CERTIFICATE OF DEPOSIT (Cost $24,000,000)				24,020,110

	COMMERCIAL PAPER — 0.1%
	COMMERCIAL PAPER - 0.1%
9,000,000	Hilltop Securities Incorporated		0.0000	05/10/23	8,986,118

	TOTAL COMMERCIAL PAPER (Cost $8,986,118)				8,986,118

Shares
	COLLATERAL FOR SECURITIES LOANED — 13.3%
884,483,080	Goldman Sachs Financial Square Government Fund, Institutional Class, 4.70% (f),(j)				884,483,080
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $884,483,080)

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares					Fair Value
	SHORT-TERM INVESTMENTS — 15.1% (Continued)
	MONEY MARKET FUNDS - 15.1%
10,010,001	BlackRock Liquidity Funds Temp Fund Portfolio, Institutional Class, 4.87%(f)				$10,014,006
952,916,796	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.73%(f)				952,916,796
10,000,000	Federated Hermes Institutional Prime Obligations, Institutional Class, 4.87%(f)				10,002,000
10,000,001	Goldman Sachs Financial Square Money Market Fund, Institutional Class, 4.85%(f)				10,003,001
10,000,000	JPMorgan Prime Money Market Fund, Capital Class, 4.91%(f)				10,003,000
10,000,000	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, Institutional Class, 4.94%(f)				9,999,000
	TOTAL MONEY MARKET FUNDS (Cost $1,002,931,798)				1,002,937,803

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,002,931,798)				1,002,937,803

Contracts(g)		Expiration Date	Exercise Price	Notional Value
	FUTURE OPTIONS PURCHASED(k) - 0.1%
	CALL OPTIONS PURCHASED - 0.1%
554	S&P500 E-Mini Option Index	12/15/2023	$5,000	$115,494,596	$283,925
3,640	U.S. 5 Years Futures Option	05/26/2023	109	399,453,600	4,151,893
	TOTAL CALL OPTIONS PURCHASED (Cost - $4,023,988)				4,435,818

	PUT OPTIONS PURCHASED - 0.0%(d)
1,029	S&P500 E-Mini Option Index	06/16/2023	3,900	$214,519,746	1,337,700
1,250	S&P500 E-Mini Option Index	06/16/2023	4,000	260,592,500	2,421,875
	TOTAL PUT OPTIONS PURCHASED (Cost - $6,754,363)				3,759,575

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $10,778,351)				8,195,393

	TOTAL INVESTMENTS — 116.5% (Cost $7,764,187,003)				$7,752,697,123
	LIABILITIES IN EXCESS OF OTHER ASSETS - (16.5)%				(1,096,976,050)
	NET ASSETS - 100.0%				$6,655,721,073

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
7,884	CBOT 10 Year US Treasury Note	06/21/2023	$908,260,452	$7,394,565
2,513	CBOT 5 Year US Treasury Note	06/30/2023	275,781,646	3,259,386
4,504	CME E-Mini Standard & Poor’s 500 Index Future	06/16/2023	943,250,200	9,524,894
	TOTAL FUTURES CONTRACTS			$20,178,845

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF SECURITIES SOLD SHORT (Unaudited) (Continued)
April 30, 2023

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

S/A	- Société Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

FEDL01	Federal Reserve Bank Institution Oversight

SOFRINDX	Secured Overnight Financing Rate Index

SOFRRATE	Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

USBMMY3M	US Treasury 3 Month Bill Money Market Yield

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Variable rate security; the rate shown represents the rate on April 30, 2023.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023 the total market value of 144A securities is $540,552 or 0.0% of net assets.

(d)	Percentage rounds to less than 0.1%.

(e)	Zero coupon bond; rate disclosed is the effective yield as of April 30, 2023.

(f)	Rate disclosed is the seven-day effective yield as of April 30, 2023.

(g)	Each option contract allows the Fund to purchase or sell 1 underlying futures contract or 100 shares of the underlying security.

(h)	Affiliated Security.

(i)	All or a portion of the security is on loan. Total loaned securities had a value of $909,053,486 at April 30, 2023. Security purchase with cash proceeds of securities lending collateral value of $884,483,080.

(j)	Security purchased with cash proceeds of securities lending collateral. Non-cash collateral amounted to $44,136,865.

(k)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

OPEN CREDIT DEFAULT SWAP AGREEMENTS (1)
OPEN CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION (2)

							Unrealized
		Termination	Interest Rate	Notional Value at		Upfront	Appreciation/
Reference Entity	Counterparty	Date	Payable	April 30, 2023	Value	Premiums Paid	(Depreciation)

Bank of America Corporation	GS	6/20/2024	1.00%	$25,000,000	$76,917	$55,639	$21,278
CDX North American High Yield Series 35	GS	12/20/2025	5.00%	196,000,000	8,506,487	9,359,444	(852,957)
CDX North American High Yield Series 36	GS	6/20/2026	5.00%	196,000,000	8,732,475	12,008,070	(3,275,595)
CDX North American High Yield Series 37	GS	12/20/2026	5.00%	196,000,000	8,606,643	2,403,232	6,203,411
CDX North American High Yield Series 38	GS	6/20/2027	5.00%	107,702,000	4,057,601	1,884,666	2,172,935
CDX North American High Yield Series 38	MS	6/20/2027	5.00%	9,898,000	372,901	120,442	252,459
CDX North American High Yield Series 40	GS	6/20/2028	5.00%	1,840,000,000	37,043,493	23,394,176	13,649,317
CDX North American High Yield Series 40	MS	6/20/2028	5.00%	50,000,000	1,006,617	634,256	372,361
Ford Motor Company	GS	12/20/2023	5.00%	10,000,000	300,433	181,863	118,570
General Motors Company	GS	12/20/2023	5.00%	10,000,000	335,653	254,740	80,913
Verizon Communications, Inc.	GS	12/20/2023	1.00%	25,000,000	112,592	39,067	73,525
TOTAL OPEN CREDIT DEFAULT SWAP					$69,151,812	$50,335,595	$18,816,217

GS - Goldman Sachs

MS - Morgan Stanley

(1)	For centrally cleared swaps, the notional amounts represent the maximum potential the Fund may pay/receive as a seller/buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the reference entity.

(2)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares					Fair Value
	EXCHANGE-TRADED FUND — 3.1%
	FIXED INCOME - 3.1%
300,000	iShares iBoxx $ Investment Grade Corporate Bond ETF				$32,979,000

	TOTAL EXCHANGE-TRADED FUND (Cost $32,984,880)				32,979,000

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity
	CORPORATE BONDS — 75.8%
	ADVERTISING & MARKETING — 0.2%
400,000	Omnicom Group, Inc.		2.6000	08/01/31	341,705
1,500,000	Omnicom Group, Inc. / Omnicom Capital, Inc.		3.6000	04/15/26	1,458,351
					1,800,056
	AEROSPACE & DEFENSE — 1.6%
300,000	Boeing Company		2.7000	02/01/27	278,085
200,000	Boeing Company		5.0400	05/01/27	200,678
200,000	Boeing Company		2.9500	02/01/30	177,623
1,200,000	Boeing Company		5.1500	05/01/30	1,206,866
400,000	Boeing Company		3.6250	02/01/31	365,202
300,000	Boeing Company		3.6000	05/01/34	257,810
200,000	Boeing Company		3.2500	02/01/35	163,502
1,000,000	Boeing Company		5.7050	05/01/40	1,002,596
300,000	Boeing Company		3.9000	05/01/49	227,461
400,000	Boeing Company		3.7500	02/01/50	300,489
1,500,000	Boeing Company		5.8050	05/01/50	1,497,234
900,000	Boeing Company		5.9300	05/01/60	888,930
300,000	General Dynamics Corporation		3.5000	04/01/27	291,231
500,000	General Dynamics Corporation		4.2500	04/01/40	466,862
200,000	General Dynamics Corporation		4.2500	04/01/50	186,678
200,000	Lockheed Martin Corporation		5.2500	01/15/33	213,471
600,000	Lockheed Martin Corporation		4.0700	12/15/42	551,473
500,000	Lockheed Martin Corporation		3.8000	03/01/45	434,313
300,000	Lockheed Martin Corporation		4.0900	09/15/52	270,639
400,000	Lockheed Martin Corporation		4.1500	06/15/53	361,594
400,000	Lockheed Martin Corporation		5.7000	11/15/54	452,205
200,000	Lockheed Martin Corporation		5.9000	11/15/63	233,628
600,000	Northrop Grumman Corporation		3.2500	01/15/28	570,561

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	AEROSPACE & DEFENSE — 1.6% (Continued)
200,000	Northrop Grumman Corporation		4.7000	03/15/33	$200,965
300,000	Northrop Grumman Corporation		4.7500	06/01/43	286,692
700,000	Northrop Grumman Corporation		4.0300	10/15/47	603,911
300,000	Northrop Grumman Corporation		5.2500	05/01/50	309,680
200,000	Northrop Grumman Corporation		4.9500	03/15/53	197,673
400,000	Raytheon Technologies Corporation		3.5000	03/15/27	387,815
900,000	Raytheon Technologies Corporation		3.1250	05/04/27	858,363
200,000	Raytheon Technologies Corporation		2.2500	07/01/30	172,737
300,000	Raytheon Technologies Corporation		1.9000	09/01/31	245,422
200,000	Raytheon Technologies Corporation		2.3750	03/15/32	168,536
300,000	Raytheon Technologies Corporation		5.1500	02/27/33	311,324
500,000	Raytheon Technologies Corporation		4.1500	05/15/45	437,968
600,000	Raytheon Technologies Corporation		3.7500	11/01/46	495,706
400,000	Raytheon Technologies Corporation		4.3500	04/15/47	363,686
300,000	Raytheon Technologies Corporation		3.1250	07/01/50	221,215
400,000	Raytheon Technologies Corporation		2.8200	09/01/51	275,579
500,000	Raytheon Technologies Corporation		3.0300	03/15/52	359,028
200,000	Raytheon Technologies Corporation		5.3750	02/27/53	210,336
400,000	Teledyne Technologies, Inc.		2.7500	04/01/31	339,618
					17,045,385
	APPAREL & TEXTILE PRODUCTS — 0.2%
1,600,000	NIKE, Inc.		2.3750	11/01/26	1,511,017
500,000	NIKE, Inc.		3.2500	03/27/40	422,167
300,000	NIKE, Inc.		3.8750	11/01/45	270,218
					2,203,402
	ASSET MANAGEMENT — 0.4%
200,000	Ares Capital Corporation		2.1500	07/15/26	174,603
400,000	Ares Capital Corporation		2.8750	06/15/28	335,790
400,000	Blackstone Private Credit Fund		2.6250	12/15/26	340,761
300,000	Blackstone Private Credit Fund		3.2500	03/15/27	258,502
700,000	Charles Schwab Corporation		2.4500	03/03/27	634,131
400,000	Charles Schwab Corporation		2.0000	03/20/28	348,893
200,000	Charles Schwab Corporation		1.6500	03/11/31	155,491
300,000	Charles Schwab Corporation		2.3000	05/13/31	245,625

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	ASSET MANAGEMENT — 0.4% (Continued)
200,000	Charles Schwab Corporation		1.9500	12/01/31	$156,467
400,000	Charles Schwab Corporation		2.9000	03/03/32	337,969
300,000	FS KKR Capital Corporation		3.1250	10/12/28	249,081
400,000	Owl Rock Capital Corporation		3.4000	07/15/26	358,235
200,000	Owl Rock Capital Corporation		2.8750	06/11/28	163,826
400,000	Raymond James Financial, Inc.		4.9500	07/15/46	369,276
					4,128,649
	AUTOMOTIVE — 1.1%
200,000	Aptiv plc / Aptiv Corporation		4.1500	05/01/52	154,926
1,000,000	General Motors Company		5.0000	10/01/28	987,957
800,000	General Motors Company		5.4000	10/15/29	789,511
900,000	General Motors Company		5.6000	10/15/32	881,283
1,200,000	General Motors Company		5.1500	04/01/38	1,073,673
500,000	General Motors Financial Company, Inc.		4.0000	10/06/26	478,919
400,000	General Motors Financial Company, Inc.		4.3500	01/17/27	387,059
700,000	General Motors Financial Company, Inc.		5.0000	04/09/27	691,721
1,300,000	General Motors Financial Company, Inc.		2.7000	08/20/27	1,163,453
1,000,000	General Motors Financial Company, Inc.		3.1000	01/12/32	816,131
1,200,000	Honda Motor Company Ltd.		2.5340	03/10/27	1,126,648
500,000	Magna International, Inc.		2.4500	06/15/30	430,619
800,000	Mercedes-Benz Finance North America, LLC		8.5000	01/18/31	1,018,242
2,200,000	Toyota Motor Credit Corporation		1.9000	01/13/27	2,020,205
					12,020,347
	BANKING — 15.0%
400,000	Banco Bilbao Vizcaya Argentaria S.A.(a)	H15T1Y + 2.700%	6.1380	09/14/28	408,324
600,000	Banco Santander S.A.		4.2500	04/11/27	576,561
1,400,000	Banco Santander S.A.(a)	H15T1Y + 2.000%	4.1750	03/24/28	1,329,890
400,000	Banco Santander S.A.		3.4900	05/28/30	354,914
600,000	Banco Santander S.A.		2.7490	12/03/30	475,741
500,000	Bank of America Corporation		3.5000	04/19/26	484,612
1,000,000	Bank of America Corporation		4.2500	10/22/26	973,196
600,000	Bank of America Corporation(a)	SOFRRATE + 0.960%	1.7340	07/22/27	537,611
600,000	Bank of America Corporation		4.1830	11/25/27	578,439
700,000	Bank of America Corporation(a)	US0003M + 1.575%	3.8240	01/20/28	667,521

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BANKING — 15.0% (Continued)
400,000	Bank of America Corporation(a)	SOFRRATE + 1.050%	2.5510	02/04/28	$364,194
600,000	Bank of America Corporation(a)	US0003M + 1.512%	3.7050	04/24/28	568,459
400,000	Bank of America Corporation(a)	SOFRRATE + 1.580%	4.3760	04/27/28	388,646
400,000	Bank of America Corporation(a)	US0003M + 1.370%	3.5930	07/21/28	375,999
700,000	Bank of America Corporation(a)	SOFRRATE + 2.040%	4.9480	07/22/28	696,943
800,000	Bank of America Corporation(a)	SOFRRATE + 1.990%	6.2040	11/10/28	833,350
1,100,000	Bank of America Corporation(a)	US0003M + 1.040%	3.4190	12/20/28	1,021,465
400,000	Bank of America Corporation(a)	US0003M + 1.070%	3.9700	03/05/29	379,026
700,000	Bank of America Corporation(a)	SOFRRATE + 1.060%	2.0870	06/14/29	603,871
700,000	Bank of America Corporation Series N(a)	US0003M + 1.310%	4.2710	07/23/29	670,043
700,000	Bank of America Corporation(a)	US0003M + 1.210%	3.9740	02/07/30	654,382
400,000	Bank of America Corporation(a)	US0003M + 1.180%	3.1940	07/23/30	355,992
500,000	Bank of America Corporation(a)	US0003M + 1.190%	2.8840	10/22/30	434,689
700,000	Bank of America Corporation(a)	US0003M + 0.990%	2.4960	02/13/31	592,006
600,000	Bank of America Corporation(a)	SOFRRATE + 2.150%	2.5920	04/29/31	508,396
500,000	Bank of America Corporation B(a)		1.8980	07/23/31	401,222
400,000	Bank of America Corporation(a)	SOFRRATE + 1.370%	1.9220	10/24/31	318,736
500,000	Bank of America Corporation(a)	SOFRRATE + 1.220%	2.6510	03/11/32	417,415
800,000	Bank of America Corporation(a)	SOFRRATE + 1.320%	2.6870	04/22/32	668,501
800,000	Bank of America Corporation(a)	SOFRRATE + 1.220%	2.2990	07/21/32	644,860
500,000	Bank of America Corporation Series N(a)	SOFRRATE + 1.210%	2.5720	10/20/32	409,086
600,000	Bank of America Corporation(a)	SOFRRATE + 1.330%	2.9720	02/04/33	506,157
800,000	Bank of America Corporation(a)	SOFRRATE + 1.830%	4.5710	04/27/33	762,452
700,000	Bank of America Corporation(a)	SOFRRATE + 2.160%	5.0150	07/22/33	689,559
500,000	Bank of America Corporation		6.1100	01/29/37	535,544
300,000	Bank of America Corporation(a)	US0003M + 1.814%	4.2440	04/24/38	268,615
500,000	Bank of America Corporation		7.7500	05/14/38	606,106
500,000	Bank of America Corporation(a)	US0003M + 1.320%	4.0780	04/23/40	433,162
1,100,000	Bank of America Corporation(a)	SOFRRATE + 1.930%	2.6760	06/19/41	781,009

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BANKING — 15.0% (Continued)
1,000,000	Bank of America Corporation(a)	SOFRRATE + 1.580%	3.3110	04/22/42	$777,013
400,000	Bank of America Corporation(a)	US0003M + 1.990%	4.4430	01/20/48	355,269
700,000	Bank of America Corporation(a)	US0003M + 1.520%	4.3300	03/15/50	605,578
1,200,000	Bank of America Corporation B(a)	US0003M + 3.150%	4.0830	03/20/51	1,006,775
300,000	Bank of America Corporation(a)	SOFRRATE + 1.650%	3.4830	03/13/52	225,830
400,000	Bank of America Corporation(a)	SOFRRATE + 1.560%	2.9720	07/21/52	273,249
500,000	Bank of America NA		6.0000	10/15/36	541,491
400,000	Bank of Montreal		1.2500	09/15/26	355,990
300,000	Bank of Montreal		2.6500	03/08/27	278,255
300,000	Bank of Montreal		4.7000	09/14/27	299,252
600,000	Bank of Montreal		5.2030	02/01/28	609,272
200,000	Bank of Nova Scotia		1.3500	06/24/26	180,085
400,000	Bank of Nova Scotia		2.7000	08/03/26	374,123
500,000	Bank of Nova Scotia		4.8500	02/01/30	498,846
400,000	Bank of Nova Scotia		2.4500	02/02/32	332,366
700,000	Barclays plc(a)	H15T1Y + 1.050%	2.2790	11/24/27	625,119
300,000	Barclays plc		4.3370	01/10/28	289,065
800,000	Barclays plc(a)	H15T1Y + 2.650%	5.5010	08/09/28	797,153
700,000	Barclays plc(a)	H15T1Y + 3.300%	7.3850	11/02/28	747,652
800,000	Barclays plc(a)	US0003M + 1.902%	4.9720	05/16/29	774,464
700,000	Barclays plc(a)	H15T1Y + 1.900%	2.6450	06/24/31	568,569
700,000	Barclays plc(a)	H15T1Y + 1.200%	2.6670	03/10/32	557,369
500,000	Barclays plc(a)	H15T1Y + 1.300%	2.8940	11/24/32	400,208
900,000	Barclays plc		5.2500	08/17/45	845,422
200,000	Canadian Imperial Bank of Commerce		1.2500	06/22/26	179,520
400,000	Canadian Imperial Bank of Commerce		3.4500	04/07/27	381,501
300,000	Canadian Imperial Bank of Commerce		3.6000	04/07/32	275,954
200,000	Citigroup, Inc.		3.4000	05/01/26	192,696
600,000	Citigroup, Inc.		3.2000	10/21/26	569,439
700,000	Citigroup, Inc.		4.3000	11/20/26	684,293
1,500,000	Citigroup, Inc.		4.4500	09/29/27	1,464,689
600,000	Citigroup, Inc.(a)	TSFR3M + 1.825%	3.8870	01/10/28	576,596

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BANKING — 15.0% (Continued)
500,000	Citigroup, Inc.(a)	SOFRRATE + 1.280%	3.0700	02/24/28	$466,492
300,000	Citigroup, Inc.(a)	SOFRRATE + 1.887%	4.6580	05/24/28	297,047
500,000	Citigroup, Inc.(a)	US0003M + 1.390%	3.6680	07/24/28	472,842
1,100,000	Citigroup, Inc.		4.1250	07/25/28	1,047,776
400,000	Citigroup, Inc.(a)	US0003M + 1.151%	3.5200	10/27/28	375,131
400,000	Citigroup, Inc.(a)	US0003M + 1.192%	4.0750	04/23/29	381,707
700,000	Citigroup, Inc.(a)	US0003M + 1.338%	3.9800	03/20/30	655,826
500,000	Citigroup, Inc.(a)	SOFRRATE + 1.422%	2.9760	11/05/30	438,112
400,000	Citigroup, Inc.(a)	SOFRRATE + 1.146%	2.6660	01/29/31	342,352
900,000	Citigroup, Inc.(a)	SOFRRATE + 3.914%	4.4120	03/31/31	860,497
800,000	Citigroup, Inc.(a)	SOFRRATE + 2.107%	2.5720	06/03/31	676,634
700,000	Citigroup, Inc.(a)	SOFRRATE + 1.167%	2.5610	05/01/32	580,637
600,000	Citigroup, Inc.		6.6250	06/15/32	647,503
500,000	Citigroup, Inc.(a)	SOFRRATE + 1.177%	2.5200	11/03/32	408,918
700,000	Citigroup, Inc.(a)	SOFRRATE + 1.351%	3.0570	01/25/33	596,300
700,000	Citigroup, Inc.(a)	SOFRRATE + 1.939%	3.7850	03/17/33	628,962
500,000	Citigroup, Inc.(a)	SOFRRATE + 2.086%	4.9100	05/24/33	489,752
700,000	Citigroup, Inc.(a)	SOFRRATE + 2.338%	6.2700	11/17/33	757,098
600,000	Citigroup, Inc.(a)	SOFRRATE + 4.548%	5.3160	03/26/41	593,127
400,000	Citigroup, Inc.		5.8750	01/30/42	427,329
400,000	Citigroup, Inc.(a)	SOFRRATE + 1.379%	2.9040	11/03/42	288,576
400,000	Citigroup, Inc.		6.6750	09/13/43	447,389
700,000	Citigroup, Inc.		4.7500	05/18/46	615,118
300,000	Citigroup, Inc.(a)	TSFR3M + 2.101%	4.2810	04/24/48	261,120
600,000	Citigroup, Inc.		4.6500	07/23/48	554,441
600,000	Cooperatieve Rabobank UA		3.7500	07/21/26	564,563
700,000	Cooperatieve Rabobank UA		5.7500	12/01/43	714,781
900,000	Credit Suisse A.G.		7.5000	02/15/28	959,625

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BANKING — 15.0% (Continued)
500,000	Credit Suisse Group A.G.		4.5500	04/17/26	$465,725
1,200,000	Deutsche Bank A.G.(a)	SOFRRATE + 3.180%	6.7200	01/18/29	1,219,127
300,000	Discover Bank		4.6500	09/13/28	286,543
100,000	Fifth Third Bancorp(a)	SOFRRATE + 2.192%	6.3610	10/27/28	102,823
300,000	Fifth Third Bancorp(a)	SOFRINDX + 2.127%	4.7720	07/28/30	285,085
400,000	Fifth Third Bancorp		8.2500	03/01/38	461,224
1,300,000	HSBC Holdings plc		3.9000	05/25/26	1,255,413
500,000	HSBC Holdings plc(a)	SOFRRATE + 1.100%	2.2510	11/22/27	446,746
700,000	HSBC Holdings plc(a)	US0003M + 1.546%	4.0410	03/13/28	666,571
700,000	HSBC Holdings plc(a)	SOFRRATE + 2.110%	4.7550	06/09/28	685,220
900,000	HSBC Holdings plc(a)	SOFRRATE + 2.610%	5.2100	08/11/28	895,179
900,000	HSBC Holdings plc(a)	SOFRRATE + 3.350%	7.3900	11/03/28	967,962
500,000	HSBC Holdings plc(a)	SOFRRATE + 1.970%	6.1610	03/09/29	513,659
1,100,000	HSBC Holdings plc(a)	US0003M + 1.535%	4.5830	06/19/29	1,055,161
900,000	HSBC Holdings plc(a)	SOFRRATE + 1.285%	2.2060	08/17/29	762,541
1,500,000	HSBC Holdings plc(a)	US0003M + 1.610%	3.9730	05/22/30	1,376,220
2,400,000	HSBC Holdings plc(a)	SOFRRATE + 1.187%	2.8040	05/24/32	1,964,034
500,000	HSBC Holdings plc		6.1000	01/14/42	536,406
800,000	HSBC Holdings plc(a)	SOFRRATE + 2.650%	6.3320	03/09/44	842,268
700,000	HSBC Holdings PLC		2.0130	09/22/28	608,331
200,000	Huntington Bancshares, Inc.		2.5500	02/04/30	162,716
300,000	Huntington National Bank		5.6500	01/10/30	298,877
300,000	ING Groep N.V.(a)	SOFRRATE + 1.830%	4.0170	03/28/28	286,312
400,000	ING Groep N.V.		4.5500	10/02/28	391,482
500,000	ING Groep N.V.(a)	SOFRRATE + 2.070%	4.2520	03/28/33	462,127
1,300,000	JPMorgan Chase & Company		3.3000	04/01/26	1,258,411
300,000	JPMorgan Chase & Company		2.9500	10/01/26	284,498
1,000,000	JPMorgan Chase & Company		4.1250	12/15/26	981,635

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BANKING — 15.0% (Continued)
400,000	JPMorgan Chase & Company(a)	SOFRRATE + 0.765%	1.4700	09/22/27	$355,947
600,000	JPMorgan Chase & Company(a)	US0003M + 1.337%	3.7820	02/01/28	575,444
400,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.170%	2.9470	02/24/28	371,850
800,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.560%	4.3230	04/26/28	784,214
700,000	JPMorgan Chase & Company(a)	US0003M + 1.380%	3.5400	05/01/28	664,795
500,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.890%	2.1820	06/01/28	448,753
1,400,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.990%	4.8510	07/25/28	1,402,424
400,000	JPMorgan Chase & Company(a)	US0003M + 0.945%	3.5090	01/23/29	375,847
700,000	JPMorgan Chase & Company(a)	US0003M + 1.120%	4.0050	04/23/29	669,777
600,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.015%	2.0690	06/01/29	521,092
800,000	JPMorgan Chase & Company(a)	US0003M + 1.260%	4.2030	07/23/29	769,639
700,000	JPMorgan Chase & Company(a)	US0003M + 1.330%	4.4520	12/05/29	680,494
600,000	JPMorgan Chase & Company(a)	US0003M + 1.160%	3.7020	05/06/30	558,815
500,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.750%	4.5650	06/14/30	487,459
800,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.510%	2.7390	10/15/30	700,451
600,000	JPMorgan Chase & Company(a)	SOFRRATE + 3.790%	4.4930	03/24/31	584,287
700,000	JPMorgan Chase & Company(a)	SOFRRATE + 2.040%	2.5220	04/22/31	598,781
300,000	JPMorgan Chase & Company(a)	TSFR3M + 1.105%	1.7640	11/19/31	239,626
800,000	JPMorgan Chase & Company	SOFRRATE + 1.065%	1.9530	02/04/32	644,216
700,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.250%	2.5800	04/22/32	587,747
800,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.180%	2.5450	11/08/32	665,148
900,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.260%	2.9630	01/25/33	768,832
300,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.800%	4.5860	04/26/33	291,368
900,000	JPMorgan Chase & Company(a)	SOFRRATE + 2.080%	4.9120	07/25/33	894,816
700,000	JPMorgan Chase & Company		6.4000	05/15/38	796,412
300,000	JPMorgan Chase & Company(a)	US0003M + 1.360%	3.8820	07/24/38	262,921
300,000	JPMorgan Chase & Company		5.5000	10/15/40	311,057

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BANKING — 15.0% (Continued)
400,000	JPMorgan Chase & Company(a)		3.1090	04/22/41	$304,250
400,000	JPMorgan Chase & Company		5.6000	07/15/41	419,115
500,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.510%	2.5250	11/19/41	350,783
400,000	JPMorgan Chase & Company		5.4000	01/06/42	413,064
400,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.460%	3.1570	04/22/42	305,651
500,000	JPMorgan Chase & Company		5.6250	08/16/43	521,487
300,000	JPMorgan Chase & Company		4.8500	02/01/44	288,838
500,000	JPMorgan Chase & Company		4.9500	06/01/45	476,550
400,000	JPMorgan Chase & Company(a)	US0003M + 1.580%	4.2600	02/22/48	351,276
300,000	JPMorgan Chase & Company(a)	US0003M + 1.460%	4.0320	07/24/48	253,301
700,000	JPMorgan Chase & Company(a)	US0003M + 1.380%	3.9640	11/15/48	584,031
500,000	JPMorgan Chase & Company(a)	US0003M + 1.220%	3.8970	01/23/49	413,373
400,000	JPMorgan Chase & Company(a)	SOFRRATE + 2.440%	3.1090	04/22/51	284,739
600,000	JPMorgan Chase & Company(a)	SOFRRATE + 1.580%	3.3280	04/22/52	444,639
300,000	KeyBank NA		5.8500	11/15/27	299,222
500,000	KeyBank NA		5.0000	01/26/33	464,516
300,000	KeyCorporation		2.2500	04/06/27	261,488
200,000	KeyCorporation(a)	SOFRINDX + 2.060%	4.7890	06/01/33	181,724
500,000	Lloyds Banking Group plc		3.7500	01/11/27	475,816
500,000	Lloyds Banking Group plc(a)	H15T1Y + 1.800%	3.7500	03/18/28	471,017
500,000	Lloyds Banking Group plc		4.3750	03/22/28	482,236
400,000	Lloyds Banking Group plc		4.5500	08/16/28	385,938
300,000	Lloyds Banking Group plc(a)	US0003M + 1.205%	3.5740	11/07/28	278,075
200,000	Lloyds Banking Group plc(a)	H15T1Y + 1.700%	5.8710	03/06/29	204,008
300,000	Lloyds Banking Group plc(a)	H15T1Y + 2.300%	4.9760	08/11/33	290,786
500,000	Lloyds Banking Group plc		4.3440	01/09/48	386,673
400,000	M&T Bank Corporation(a)	SOFRRATE + 1.850%	5.0530	01/27/34	375,262
500,000	Manufacturers & Traders Trust Company		4.7000	01/27/28	474,134
3,000,000	Mitsubishi UFJ Financial Group, Inc.		2.7570	09/13/26	2,783,723
2,600,000	Mitsubishi UFJ Financial Group, Inc.(a)	H15T1Y + 0.830%	2.3410	01/19/28	2,353,283
2,400,000	Mitsubishi UFJ Financial Group, Inc.(a)	H15T1Y + 1.380%	5.4220	02/22/29	2,434,465

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BANKING — 15.0% (Continued)
1,100,000	Mizuho Financial Group, Inc.		3.1700	09/11/27	$1,024,206
700,000	Mizuho Financial Group, Inc.(a)	H15T1Y + 1.500%	5.6670	05/27/29	712,544
400,000	Mizuho Financial Group, Inc.(a)	US0003M + 1.130%	3.1530	07/16/30	354,442
500,000	Mizuho Financial Group, Inc.(a)	SOFRRATE + 1.772%	2.2010	07/10/31	407,514
300,000	Mizuho Financial Group, Inc.(a)	H15T1Y + 2.400%	5.6690	09/13/33	306,715
500,000	Mizuho Financial Group, Inc.(a)	H15T1Y + 1.800%	5.7540	05/27/34	514,631
600,000	Natwest Group plc(a)	US0003M + 1.754%	4.8920	05/18/29	583,408
600,000	NatWest Group plc		4.8000	04/05/26	596,485
400,000	NatWest Group plc(a)	H15T1Y + 0.900%	1.6420	06/14/27	355,537
400,000	NatWest Group plc(a)	US0003M + 1.905%	5.0760	01/27/30	393,799
400,000	NatWest Group plc(a)	US0003M + 1.871%	4.4450	05/08/30	379,450
500,000	PNC Bank NA		4.0500	07/26/28	476,680
400,000	PNC Bank NA		2.7000	10/22/29	345,428
400,000	PNC Financial Services Group, Inc. (a)	SOFRRATE + 1.620%	5.3540	12/02/28	402,345
400,000	PNC Financial Services Group, Inc.		3.4500	04/23/29	369,371
700,000	PNC Financial Services Group, Inc.		2.5500	01/22/30	599,430
400,000	PNC Financial Services Group, Inc. (a)	SOFRINDX + 2.140%	6.0370	10/28/33	418,454
600,000	PNC Financial Services Group, Inc. (a)	SOFRRATE + 1.933%	5.0680	01/24/34	590,169
500,000	Royal Bank of Canada		1.2000	04/27/26	454,725
300,000	Royal Bank of Canada		1.4000	11/02/26	266,874
400,000	Royal Bank of Canada		3.6250	05/04/27	384,735
400,000	Royal Bank of Canada		4.2400	08/03/27	391,228
400,000	Royal Bank of Canada		6.0000	11/01/27	419,876
300,000	Royal Bank of Canada		4.9000	01/12/28	301,571
400,000	Royal Bank of Canada		2.3000	11/03/31	330,284
300,000	Royal Bank of Canada		3.8750	05/04/32	280,055
400,000	Royal Bank of Canada		5.0000	02/01/33	400,859
600,000	Santander Holdings USA, Inc.(a)	SOFRRATE + 2.356%	6.4990	03/09/29	602,631
700,000	Santander UK Group Holdings plc(a)	SOFRRATE + 2.600%	6.5340	01/10/29	717,346
1,200,000	Sumitomo Mitsui Financial Group, Inc.		1.4020	09/17/26	1,064,379
800,000	Sumitomo Mitsui Financial Group, Inc.		5.5200	01/13/28	817,310

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BANKING — 15.0% (Continued)
400,000	Sumitomo Mitsui Financial Group, Inc.		3.5440	01/17/28	$374,949
900,000	Sumitomo Mitsui Financial Group, Inc.		3.9440	07/19/28	856,352
1,600,000	Sumitomo Mitsui Financial Group, Inc.		3.0400	07/16/29	1,429,379
1,000,000	Sumitomo Mitsui Financial Group, Inc.		2.1300	07/08/30	825,741
600,000	Sumitomo Mitsui Financial Group, Inc.		2.2220	09/17/31	486,525
300,000	Toronto-Dominion Bank		1.2000	06/03/26	268,516
100,000	Toronto-Dominion Bank		1.2500	09/10/26	88,999
300,000	Toronto-Dominion Bank		1.9500	01/12/27	271,383
200,000	Toronto-Dominion Bank		2.8000	03/10/27	185,491
500,000	Toronto-Dominion Bank		4.1080	06/08/27	486,011
500,000	Toronto-Dominion Bank		4.6930	09/15/27	496,920
400,000	Toronto-Dominion Bank		5.1560	01/10/28	404,016
400,000	Toronto-Dominion Bank		2.0000	09/10/31	323,987
400,000	Toronto-Dominion Bank		3.2000	03/10/32	354,750
800,000	Toronto-Dominion Bank		4.4560	06/08/32	771,183
400,000	Truist Bank		3.3000	05/15/26	371,408
400,000	Truist Bank Series J		3.8000	10/30/26	372,664
400,000	Truist Bank		2.2500	03/11/30	328,648
400,000	Truist Financial Corporation(a)	SOFRRATE + 0.609%	1.2670	03/02/27	354,422
100,000	Truist Financial Corporation(a)	SOFRRATE + 1.368%	4.1230	06/06/28	95,200
700,000	Truist Financial Corporation(a)	SOFRRATE + 1.435%	4.8730	01/26/29	685,070
400,000	Truist Financial Corporation(a)	SOFRRATE + 2.300%	6.1230	10/28/33	415,703
500,000	Truist Financial Corporation(a)	SOFRRATE + 1.852%	5.1220	01/26/34	484,408
500,000	US Bancorp		2.3750	07/22/26	463,946
300,000	US Bancorp		3.1500	04/27/27	282,256
200,000	US Bancorp(a)	SOFRRATE + 0.730%	2.2150	01/27/28	179,624
600,000	US Bancorp(a)	SOFRRATE + 1.660%	4.5480	07/22/28	582,764
400,000	US Bancorp(a)	SOFRRATE + 1.230%	4.6530	02/01/29	388,881
300,000	US Bancorp		1.3750	07/22/30	234,341
400,000	US Bancorp(a)	SOFRRATE + 1.020%	2.6770	01/27/33	327,004

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BANKING — 15.0% (Continued)
500,000	US Bancorp(a)	SOFRRATE + 2.090%	5.8500	10/21/33	$514,268
400,000	US Bancorp(a)	SOFRRATE + 1.600%	4.8390	02/01/34	382,804
400,000	Wachovia Corporation		5.5000	08/01/35	402,054
600,000	Wells Fargo & Company		3.0000	04/22/26	571,162
900,000	Wells Fargo & Company Series M		4.1000	06/03/26	876,213
800,000	Wells Fargo & Company		3.0000	10/23/26	752,714
100,000	Wells Fargo & Company Series Q(a)	US0003M + 1.170%	3.1960	06/17/27	94,323
1,000,000	Wells Fargo & Company Series O		4.3000	07/22/27	978,187
700,000	Wells Fargo & Company(a)	SOFRRATE + 1.510%	3.5260	03/24/28	660,742
700,000	Wells Fargo & Company(a)	US0003M + 1.310%	3.5840	05/22/28	661,798
700,000	Wells Fargo & Company(a)	SOFRRATE + 2.100%	2.3930	06/02/28	630,438
700,000	Wells Fargo & Company(a)	SOFRRATE + 1.980%	4.8080	07/25/28	693,203
700,000	Wells Fargo & Company Series Q		4.1500	01/24/29	673,029
900,000	Wells Fargo & Company(a)	US0003M + 1.170%	2.8790	10/30/30	786,300
900,000	Wells Fargo & Company(a)	SOFRRATE + 1.262%	2.5720	02/11/31	769,196
500,000	Wells Fargo & Company(a)	SOFRRATE + 4.032%	4.4780	04/04/31	481,054
800,000	Wells Fargo & Company(a)	SOFRRATE + 1.500%	3.3500	03/02/33	698,814
1,100,000	Wells Fargo & Company(a)	SOFRRATE + 2.100%	4.8970	07/25/33	1,074,688
700,000	Wells Fargo & Company(a)	SOFRRATE + 2.530%	3.0680	04/30/41	523,723
600,000	Wells Fargo & Company		5.3750	11/02/43	576,290
600,000	Wells Fargo & Company		5.6060	01/15/44	590,358
500,000	Wells Fargo & Company		4.6500	11/04/44	439,047
500,000	Wells Fargo & Company		3.9000	05/01/45	408,132
600,000	Wells Fargo & Company		4.9000	11/17/45	540,296
600,000	Wells Fargo & Company		4.4000	06/14/46	503,741
500,000	Wells Fargo & Company		4.7500	12/07/46	437,559
1,200,000	Wells Fargo & Company(a)	US0003M + 4.240%	5.0130	04/04/51	1,129,317
900,000	Wells Fargo & Company(a)	SOFRRATE + 2.130%	4.6110	04/25/53	807,809
2,100,000	Westpac Banking Corporation		3.3500	03/08/27	2,017,427

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BANKING — 15.0% (Continued)
800,000	Westpac Banking Corporation		2.6500	01/16/30	$716,524
900,000	Westpac Banking Corporation		2.1500	06/03/31	761,588
					157,623,243
	BEVERAGES — 1.9%
3,000,000	Anheuser-Busch Companies, LLC / Anheuser-Busch		4.7000	02/01/36	3,017,574
700,000	Anheuser-Busch InBev Worldwide, Inc.		4.0000	04/13/28	692,478
1,300,000	Anheuser-Busch InBev Worldwide, Inc.		4.7500	01/23/29	1,327,913
500,000	Anheuser-Busch InBev Worldwide, Inc.		3.5000	06/01/30	475,419
400,000	Anheuser-Busch InBev Worldwide, Inc.		8.2000	01/15/39	534,722
1,000,000	Anheuser-Busch InBev Worldwide, Inc.		5.4500	01/23/39	1,062,590
800,000	Anheuser-Busch InBev Worldwide, Inc.		4.9500	01/15/42	804,953
900,000	Anheuser-Busch InBev Worldwide, Inc.		4.4390	10/06/48	847,344
1,400,000	Anheuser-Busch InBev Worldwide, Inc.		5.5500	01/23/49	1,516,127
800,000	Anheuser-Busch InBev Worldwide, Inc.		5.8000	01/23/59	896,647
400,000	Coca-Cola Company		1.6500	06/01/30	339,393
100,000	Coca-Cola Company		2.0000	03/05/31	85,906
300,000	Coca-Cola Company		1.3750	03/15/31	245,717
500,000	Coca-Cola Company		2.2500	01/05/32	436,289
500,000	Coca-Cola Company		2.5000	06/01/40	385,252
400,000	Coca-Cola Company		2.8750	05/05/41	322,431
400,000	Coca-Cola Company		2.6000	06/01/50	287,623
400,000	Coca-Cola Company		3.0000	03/05/51	315,361
400,000	Coca-Cola Company		2.5000	03/15/51	281,951
200,000	Coca-Cola Company		2.7500	06/01/60	145,411
400,000	Constellation Brands, Inc.		2.2500	08/01/31	331,615
300,000	Diageo Capital plc		2.0000	04/29/30	258,504
500,000	Diageo Capital plc		2.1250	04/29/32	417,781
200,000	Diageo Capital plc		5.5000	01/24/33	217,773
300,000	Keurig Dr Pepper, Inc.		3.9500	04/15/29	289,329
200,000	Keurig Dr Pepper, Inc.		4.0500	04/15/32	189,951
500,000	Keurig Dr Pepper, Inc.		4.5000	04/15/52	447,283
400,000	Molson Coors Beverage Company		5.0000	05/01/42	379,444
300,000	Molson Coors Beverage Company		4.2000	07/15/46	252,640
900,000	PepsiCo, Inc.		2.3750	10/06/26	852,797

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BEVERAGES — 1.9% (Continued)
300,000	PepsiCo, Inc.		2.7500	03/19/30	$275,118
400,000	PepsiCo, Inc.		1.6250	05/01/30	340,170
300,000	PepsiCo, Inc.		1.4000	02/25/31	247,421
400,000	PepsiCo, Inc.		1.9500	10/21/31	339,790
200,000	PepsiCo, Inc.		3.9000	07/18/32	196,749
900,000	PepsiCo, Inc.		2.6250	10/21/41	697,465
400,000	PepsiCo, Inc.		2.8750	10/15/49	306,889
400,000	PepsiCo, Inc.		2.7500	10/21/51	294,282
					20,356,102
	BIOTECH & PHARMA — 5.6%
900,000	AbbVie, Inc.		3.2000	05/14/26	866,326
1,000,000	AbbVie, Inc.		2.9500	11/21/26	948,493
1,100,000	AbbVie, Inc.		3.2000	11/21/29	1,014,389
300,000	AbbVie, Inc.		4.5500	03/15/35	293,016
500,000	AbbVie, Inc.		4.5000	05/14/35	484,893
300,000	AbbVie, Inc.		4.3000	05/14/36	284,029
1,100,000	AbbVie, Inc.		4.0500	11/21/39	972,290
800,000	AbbVie, Inc.		4.4000	11/06/42	729,802
300,000	AbbVie, Inc.		4.8500	06/15/44	285,945
200,000	AbbVie, Inc.		4.7500	03/15/45	188,734
800,000	AbbVie, Inc.		4.7000	05/14/45	750,101
400,000	AbbVie, Inc.		4.4500	05/14/46	361,104
400,000	AbbVie, Inc.		4.8750	11/14/48	383,882
1,500,000	AbbVie, Inc.		4.2500	11/21/49	1,318,755
1,100,000	Amgen, Inc.		2.6000	08/19/26	1,034,301
1,000,000	Amgen, Inc.		2.2000	02/21/27	924,311
300,000	Amgen, Inc.		3.2000	11/02/27	285,920
1,500,000	Amgen, Inc.		5.1500	03/02/28	1,533,158
600,000	Amgen, Inc.		1.6500	08/15/28	522,221
1,200,000	Amgen, Inc.		4.0500	08/18/29	1,163,364
700,000	Amgen, Inc.		2.4500	02/21/30	611,952
800,000	Amgen, Inc.		2.3000	02/25/31	677,243
1,500,000	Amgen, Inc.		3.3500	02/22/32	1,356,922
1,100,000	Amgen, Inc.		3.1500	02/21/40	856,554

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BIOTECH & PHARMA — 5.6% (Continued)
1,600,000	Amgen, Inc.		5.6000	03/02/43	$1,646,996
700,000	Amgen, Inc.		3.3750	02/21/50	518,427
500,000	Amgen, Inc.		4.2000	02/22/52	423,344
1,600,000	Amgen, Inc.		5.6500	03/02/53	1,657,608
800,000	Amgen, Inc.		5.7500	03/02/63	828,520
1,700,000	Astrazeneca Finance, LLC		1.2000	05/28/26	1,554,671
800,000	AstraZeneca plc		0.7000	04/08/26	725,137
1,000,000	AstraZeneca plc		6.4500	09/15/37	1,182,860
500,000	AstraZeneca plc		4.0000	09/18/42	457,204
500,000	AstraZeneca plc		4.3750	11/16/45	480,541
400,000	Biogen, Inc.		2.2500	05/01/30	340,103
600,000	Biogen, Inc.		3.1500	05/01/50	417,429
1,300,000	Bristol-Myers Squibb Company		3.9000	02/20/28	1,289,862
400,000	Bristol-Myers Squibb Company		1.4500	11/13/30	327,870
400,000	Bristol-Myers Squibb Company		2.9500	03/15/32	360,812
800,000	Bristol-Myers Squibb Company		4.1250	06/15/39	748,549
900,000	Bristol-Myers Squibb Company		2.3500	11/13/40	651,939
700,000	Bristol-Myers Squibb Company		3.5500	03/15/42	596,444
500,000	Bristol-Myers Squibb Company		2.5500	11/13/50	334,710
700,000	Bristol-Myers Squibb Company		3.7000	03/15/52	580,824
500,000	Bristol-Myers Squibb Company		3.9000	03/15/62	414,677
400,000	Eli Lilly & Company		2.2500	05/15/50	270,941
400,000	Eli Lilly & Company		4.8750	02/27/53	418,031
800,000	Gilead Sciences, Inc.		2.9500	03/01/27	764,765
200,000	Gilead Sciences, Inc.		4.6000	09/01/35	198,695
300,000	Gilead Sciences, Inc.		4.0000	09/01/36	278,872
300,000	Gilead Sciences, Inc.		2.6000	10/01/40	221,435
300,000	Gilead Sciences, Inc.		5.6500	12/01/41	321,751
600,000	Gilead Sciences, Inc.		4.8000	04/01/44	580,481
400,000	Gilead Sciences, Inc.		4.5000	02/01/45	373,660
500,000	Gilead Sciences, Inc.		4.7500	03/01/46	477,369
600,000	Gilead Sciences, Inc.		4.1500	03/01/47	532,556
700,000	GlaxoSmithKline Capital, Inc.		3.8750	05/15/28	690,601
800,000	GlaxoSmithKline Capital, Inc.		6.3750	05/15/38	948,402

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BIOTECH & PHARMA — 5.6% (Continued)
200,000	Johnson & Johnson		3.5500	03/01/36	$186,759
400,000	Johnson & Johnson		3.6250	03/03/37	373,944
500,000	Johnson & Johnson		5.9500	08/15/37	589,422
600,000	Johnson & Johnson		3.4000	01/15/38	543,331
500,000	Johnson & Johnson		2.1000	09/01/40	363,647
500,000	Johnson & Johnson		3.7000	03/01/46	447,826
500,000	Johnson & Johnson		3.7500	03/03/47	450,272
400,000	Johnson & Johnson		2.4500	09/01/60	267,278
200,000	Merck & Company, Inc.		2.1500	12/10/31	170,502
400,000	Merck & Company, Inc.		3.9000	03/07/39	366,420
500,000	Merck & Company, Inc.		2.3500	06/24/40	369,096
500,000	Merck & Company, Inc.		4.1500	05/18/43	467,836
700,000	Merck & Company, Inc.		3.7000	02/10/45	610,710
300,000	Merck & Company, Inc.		4.0000	03/07/49	269,897
400,000	Merck & Company, Inc.		2.4500	06/24/50	270,872
300,000	Merck & Company, Inc.		2.7500	12/10/51	213,323
500,000	Merck & Company, Inc.		2.9000	12/10/61	341,463
300,000	Mylan, Inc.		5.2000	04/15/48	230,881
800,000	Novartis Capital Corporation		4.4000	05/06/44	786,213
500,000	Novartis Capital Corporation		4.0000	11/20/45	461,290
200,000	Pfizer, Inc.		4.0000	12/15/36	192,329
400,000	Pfizer, Inc.		3.9000	03/15/39	365,744
700,000	Pfizer, Inc.		7.2000	03/15/39	884,572
200,000	Pfizer, Inc.		2.5500	05/28/40	151,512
400,000	Pfizer, Inc.		4.3000	06/15/43	377,904
400,000	Pfizer, Inc.		4.4000	05/15/44	386,866
300,000	Pfizer, Inc.		4.1250	12/15/46	276,827
400,000	Pfizer, Inc.		4.2000	09/15/48	375,611
200,000	Pfizer, Inc.		4.0000	03/15/49	181,572
300,000	Pfizer, Inc.		2.7000	05/28/50	216,538
500,000	Regeneron Pharmaceuticals, Inc.		1.7500	09/15/30	408,046
300,000	Regeneron Pharmaceuticals, Inc.		2.8000	09/15/50	198,212
600,000	Royalty Pharma plc		2.2000	09/02/30	491,532
400,000	Royalty Pharma plc		3.3000	09/02/40	291,490

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	BIOTECH & PHARMA — 5.6% (Continued)
1,700,000	Takeda Pharmaceutical Company Ltd.		5.0000	11/26/28	$1,728,060
1,300,000	Takeda Pharmaceutical Company Ltd.		2.0500	03/31/30	1,104,152
400,000	Utah Acquisition Sub, Inc.		5.2500	06/15/46	310,104
400,000	Viatris, Inc.		2.7000	06/22/30	325,642
400,000	Viatris, Inc.		3.8500	06/22/40	276,466
600,000	Viatris, Inc.		4.0000	06/22/50	389,429
100,000	Wyeth, LLC		6.5000	02/01/34	115,331
800,000	Wyeth, LLC		5.9500	04/01/37	901,763
500,000	Zoetis, Inc.		3.0000	09/12/27	475,414
400,000	Zoetis, Inc. Series 4006 IA		2.0000	05/15/30	339,303
300,000	Zoetis, Inc.		5.6000	11/16/32	321,682
					58,330,874
	CABLE & SATELLITE — 2.1%
500,000	Charter Communications Operating, LLC / Charter		2.2500	01/15/29	418,789
400,000	Charter Communications Operating, LLC / Charter		5.0500	03/30/29	387,048
500,000	Charter Communications Operating, LLC / Charter		2.8000	04/01/31	403,124
200,000	Charter Communications Operating, LLC / Charter		4.4000	04/01/33	176,740
300,000	Charter Communications Operating, LLC / Charter		6.3840	10/23/35	296,248
200,000	Charter Communications Operating, LLC / Charter		5.3750	04/01/38	173,159
400,000	Charter Communications Operating, LLC / Charter		3.5000	06/01/41	273,455
400,000	Charter Communications Operating, LLC / Charter		3.5000	03/01/42	269,351
900,000	Charter Communications Operating, LLC / Charter		6.4840	10/23/45	833,666
500,000	Charter Communications Operating, LLC / Charter		5.3750	05/01/47	409,609
500,000	Charter Communications Operating, LLC / Charter		5.7500	04/01/48	424,578
500,000	Charter Communications Operating, LLC / Charter		5.1250	07/01/49	391,039
800,000	Charter Communications Operating, LLC / Charter		4.8000	03/01/50	599,055
600,000	Charter Communications Operating, LLC / Charter		3.7000	04/01/51	381,677
600,000	Charter Communications Operating, LLC / Charter		3.9000	06/01/52	391,168
300,000	Charter Communications Operating, LLC / Charter		5.2500	04/01/53	239,201
600,000	Charter Communications Operating, LLC / Charter		4.4000	12/01/61	402,464
500,000	Charter Communications Operating, LLC / Charter		3.9500	06/30/62	308,472
300,000	Charter Communications Operating, LLC / Charter		5.5000	04/01/63	239,760
400,000	Comcast Corporation		3.4000	04/01/30	374,745
900,000	Comcast Corporation		2.3500	01/15/27	840,074

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	CABLE & SATELLITE — 2.1% (Continued)
600,000	Comcast Corporation		5.3500	11/15/27	$624,055
600,000	Comcast Corporation B		3.1500	02/15/28	571,067
800,000	Comcast Corporation		3.5500	05/01/28	770,302
400,000	Comcast Corporation		2.6500	02/01/30	357,878
500,000	Comcast Corporation		4.2500	10/15/30	494,832
400,000	Comcast Corporation		1.9500	01/15/31	334,775
700,000	Comcast Corporation		1.5000	02/15/31	565,660
400,000	Comcast Corporation		5.5000	11/15/32	428,361
600,000	Comcast Corporation		4.2500	01/15/33	586,804
500,000	Comcast Corporation		4.6500	02/15/33	506,117
700,000	Comcast Corporation		3.9000	03/01/38	629,870
700,000	Comcast Corporation		3.2500	11/01/39	568,233
500,000	Comcast Corporation		3.7500	04/01/40	431,583
500,000	Comcast Corporation		3.4000	07/15/46	389,557
1,000,000	Comcast Corporation		3.9690	11/01/47	849,745
400,000	Comcast Corporation		4.0000	03/01/48	338,062
600,000	Comcast Corporation		3.9990	11/01/49	506,286
900,000	Comcast Corporation		3.4500	02/01/50	696,686
500,000	Comcast Corporation		2.8000	01/15/51	337,786
1,200,000	Comcast Corporation		2.8870	11/01/51	823,409
500,000	Comcast Corporation		2.4500	08/15/52	313,914
1,600,000	Comcast Corporation		2.9370	11/01/56	1,064,281
1,000,000	Comcast Corporation		2.9870	11/01/63	648,069
1,600,000	Time Warner Cable, LLC		5.5000	09/01/41	1,366,621
					22,437,375
	CHEMICALS — 0.7%
500,000	Air Products and Chemicals, Inc.		2.7000	05/15/40	387,842
500,000	Celanese US Holdings, LLC		6.1650	07/15/27	505,699
200,000	Celanese US Holdings, LLC		6.3300	07/15/29	202,319
300,000	Celanese US Holdings, LLC		6.3790	07/15/32	304,025
300,000	CF Industries, Inc.		5.1500	03/15/34	291,348
300,000	CF Industries, Inc.		5.3750	03/15/44	276,108
500,000	Dow Chemical Company		2.1000	11/15/30	420,813
600,000	Dow Chemical Company		4.3750	11/15/42	528,394

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	CHEMICALS — 0.7% (Continued)
300,000	Dow Chemical Company		5.5500	11/30/48	$297,911
300,000	Dow Chemical Company		3.6000	11/15/50	229,066
200,000	Dow Chemical Company		6.9000	05/15/53	230,890
500,000	DuPont de Nemours, Inc.		4.7250	11/15/28	504,482
600,000	DuPont de Nemours, Inc.		5.3190	11/15/38	606,027
500,000	DuPont de Nemours, Inc.		5.4190	11/15/48	502,866
300,000	Eastman Chemical Company		4.6500	10/15/44	258,479
200,000	LYB International Finance BV		5.2500	07/15/43	183,677
400,000	LYB International Finance BV		4.8750	03/15/44	355,210
200,000	LYB International Finance III, LLC		3.3750	10/01/40	147,999
400,000	LYB International Finance III, LLC		4.2000	10/15/49	309,912
300,000	LYB International Finance III, LLC		3.6250	04/01/51	212,965
300,000	LyondellBasell Industries N.V.		4.6250	02/26/55	245,537
300,000	Nutrien Ltd.		5.0000	04/01/49	280,523
400,000	Sherwin-Williams Company		4.5000	06/01/47	354,602
					7,636,694
	COMMERCIAL SUPPORT SERVICES — 0.2%
300,000	Republic Services, Inc.		3.9500	05/15/28	293,723
500,000	Republic Services, Inc.		1.7500	02/15/32	405,495
500,000	Waste Connections, Inc.		4.2000	01/15/33	479,692
400,000	Waste Management, Inc.		4.6250	02/15/30	404,682
400,000	Waste Management, Inc.		1.5000	03/15/31	324,374
200,000	Waste Management, Inc.		4.1500	04/15/32	196,098
					2,104,064
	CONSTRUCTION MATERIALS — 0.0%(b)
600,000	Martin Marietta Materials, Inc.		2.4000	07/15/31	498,826

	CONTAINERS & PACKAGING — 0.0%(b)
300,000	WRKCo, Inc.		4.9000	03/15/29	296,370

	DIVERSIFIED INDUSTRIALS — 0.5%
600,000	3M Company		3.3750	03/01/29	573,853
600,000	3M Company		2.3750	08/26/29	536,104
400,000	3M Company		4.0000	09/14/48	348,528

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	DIVERSIFIED INDUSTRIALS — 0.5% (Continued)
500,000	Emerson Electric Company		2.0000	12/21/28	$442,808
500,000	Emerson Electric Company		2.2000	12/21/31	421,922
700,000	Honeywell International, Inc. B		1.1000	03/01/27	630,007
300,000	Honeywell International, Inc.		1.9500	06/01/30	256,877
500,000	Honeywell International, Inc.		1.7500	09/01/31	413,084
500,000	Honeywell International, Inc.		5.0000	02/15/33	526,931
400,000	Illinois Tool Works, Inc.		3.9000	09/01/42	361,669
400,000	Parker-Hannifin Corporation		4.5000	09/15/29	396,100
200,000	Parker-Hannifin Corporation		4.0000	06/14/49	167,998
					5,075,881
	E-COMMERCE DISCRETIONARY — 1.2%
1,100,000	Amazon.com, Inc.		3.3000	04/13/27	1,068,171
1,200,000	Amazon.com, Inc.		3.1500	08/22/27	1,154,798
400,000	Amazon.com, Inc.		3.4500	04/13/29	385,946
300,000	Amazon.com, Inc.		4.6500	12/01/29	306,585
700,000	Amazon.com, Inc.		1.5000	06/03/30	584,574
900,000	Amazon.com, Inc.		2.1000	05/12/31	772,034
700,000	Amazon.com, Inc.		3.6000	04/13/32	664,746
500,000	Amazon.com, Inc.		4.7000	12/01/32	513,603
1,100,000	Amazon.com, Inc.		2.8750	05/12/41	864,084
900,000	Amazon.com, Inc.		4.0500	08/22/47	819,458
700,000	Amazon.com, Inc.		2.5000	06/03/50	472,810
800,000	Amazon.com, Inc.		3.1000	05/12/51	605,712
800,000	Amazon.com, Inc.		3.9500	04/13/52	704,706
600,000	Amazon.com, Inc.		4.2500	08/22/57	545,502
500,000	Amazon.com, Inc.		2.7000	06/03/60	326,179
600,000	Amazon.com, Inc.		3.2500	05/12/61	443,198
500,000	Amazon.com, Inc.		4.1000	04/13/62	435,152
700,000	eBay, Inc.		1.4000	05/10/26	637,285
500,000	eBay, Inc.		2.7000	03/11/30	438,418
400,000	eBay, Inc.		2.6000	05/10/31	340,503
400,000	eBay, Inc.		3.6500	05/10/51	297,635
					12,381,099

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	ELECTRIC & GAS MARKETING & TRADING — 0.1%
400,000	Consolidated Edison Company of New York, Inc.		2.4000	06/15/31	$342,112
500,000	Consolidated Edison Company of New York, Inc.		3.9500	04/01/50	419,242
					761,354
	ELECTRIC UTILITIES — 2.6%
300,000	Ameren Corporation		3.5000	01/15/31	273,130
700,000	Avangrid, Inc.		3.8000	06/01/29	658,989
700,000	Berkshire Hathaway Energy Company		3.7000	07/15/30	670,759
800,000	Berkshire Hathaway Energy Company		3.8000	07/15/48	658,777
600,000	Berkshire Hathaway Energy Company		2.8500	05/15/51	415,087
400,000	Berkshire Hathaway Energy Company		4.6000	05/01/53	373,007
200,000	Connecticut Light and Power Company		4.0000	04/01/48	173,993
500,000	Constellation Energy Generation, LLC		5.6000	03/01/28	516,518
600,000	Constellation Energy Generation, LLC		5.6000	06/15/42	593,500
500,000	Dominion Energy, Inc.		3.3750	04/01/30	455,927
500,000	Dominion Energy, Inc.		5.3750	11/15/32	512,582
400,000	Duke Energy Carolinas, LLC		4.9500	01/15/33	410,505
300,000	Duke Energy Carolinas, LLC		5.3500	01/15/53	314,880
700,000	Duke Energy Corporation		2.6500	09/01/26	656,459
300,000	Duke Energy Corporation		2.4500	06/01/30	257,556
400,000	Duke Energy Corporation		2.5500	06/15/31	336,720
200,000	Duke Energy Corporation		4.5000	08/15/32	193,892
500,000	Duke Energy Corporation		3.7500	09/01/46	393,650
300,000	Duke Energy Corporation		3.5000	06/15/51	222,645
300,000	Duke Energy Corporation		5.0000	08/15/52	281,559
400,000	Duke Energy Florida, LLC		6.4000	06/15/38	455,450
400,000	Exelon Corporation		4.0500	04/15/30	384,005
100,000	Exelon Corporation		5.3000	03/15/33	102,856
300,000	Exelon Corporation		4.4500	04/15/46	261,889
200,000	Exelon Corporation		4.7000	04/15/50	182,464
600,000	Florida Power & Light Company		2.4500	02/03/32	514,424
200,000	Florida Power & Light Company		3.1500	10/01/49	151,057
400,000	Florida Power & Light Company		2.8750	12/04/51	285,673
300,000	Florida Power & Light Company		5.3000	04/01/53	320,024
500,000	Georgia Power Company		4.3000	03/15/42	444,097

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	ELECTRIC UTILITIES — 2.6% (Continued)
300,000	Georgia Power Company		5.1250	05/15/52	$297,313
1,200,000	MidAmerican Energy Company		3.6500	04/15/29	1,155,008
1,500,000	NextEra Energy Capital Holdings, Inc.		4.6250	07/15/27	1,500,400
800,000	NextEra Energy Capital Holdings, Inc.		2.2500	06/01/30	678,205
400,000	NextEra Energy Capital Holdings, Inc.		2.4400	01/15/32	331,943
200,000	NextEra Energy Capital Holdings, Inc.		5.0000	07/15/32	201,628
400,000	NextEra Energy Capital Holdings, Inc.		5.0500	02/28/33	403,893
300,000	NextEra Energy Capital Holdings, Inc.		5.2500	02/28/53	297,006
800,000	Pacific Gas and Electric Company		3.1500	01/01/26	753,848
400,000	Pacific Gas and Electric Company		2.1000	08/01/27	349,666
300,000	Pacific Gas and Electric Company		3.7500	07/01/28	277,011
1,000,000	Pacific Gas and Electric Company		4.5500	07/01/30	928,853
400,000	Pacific Gas and Electric Company		2.5000	02/01/31	323,854
300,000	Pacific Gas and Electric Company		3.2500	06/01/31	253,635
700,000	Pacific Gas and Electric Company		4.5000	07/01/40	566,840
300,000	Pacific Gas and Electric Company		3.3000	08/01/40	211,508
500,000	Pacific Gas and Electric Company		3.9500	12/01/47	354,429
700,000	Pacific Gas and Electric Company		4.9500	07/01/50	570,790
500,000	Pacific Gas and Electric Company		3.5000	08/01/50	326,389
400,000	PacifiCorporation		2.9000	06/15/52	279,285
400,000	PacifiCorporation		5.3500	12/01/53	416,849
400,000	Public Service Company of Colorado		1.8750	06/15/31	330,649
200,000	San Diego Gas & Electric Company		1.7000	10/01/30	164,810
500,000	San Diego Gas & Electric Company		2.9500	08/15/51	353,175
400,000	Sempra Energy		3.4000	02/01/28	377,112
700,000	Sempra Energy		3.8000	02/01/38	613,741
400,000	Sempra Energy		4.0000	02/01/48	326,117
200,000	Southern California Edison Company		5.9500	11/01/32	217,348
900,000	Southern California Edison Company		4.0000	04/01/47	745,098
600,000	Southern California Edison Company		3.6500	02/01/50	467,175
200,000	Southern California Edison Company		2.9500	02/01/51	135,898
900,000	Southern Company		3.7000	04/30/30	842,276
500,000	Southern Company		4.4000	07/01/46	439,565
500,000	Virginia Electric and Power Company		2.4500	12/15/50	308,535
					27,271,926

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	ELECTRICAL EQUIPMENT — 0.3%
200,000	Amphenol Corporation		2.8000	02/15/30	$179,010
400,000	Amphenol Corporation		2.2000	09/15/31	334,268
400,000	Carrier Global Corporation		2.7220	02/15/30	349,961
300,000	Carrier Global Corporation		2.7000	02/15/31	257,471
300,000	Carrier Global Corporation		3.3770	04/05/40	233,516
600,000	Carrier Global Corporation		3.5770	04/05/50	448,319
700,000	Otis Worldwide Corporation		2.5650	02/15/30	615,716
400,000	Roper Technologies, Inc.		1.7500	02/15/31	319,357
					2,737,618
	ENTERTAINMENT CONTENT — 1.1%
500,000	Activision Blizzard, Inc.		2.5000	09/15/50	326,907
800,000	Discovery Communications, LLC		4.0000	09/15/55	526,145
400,000	Fox Corporation		5.4760	01/25/39	379,300
400,000	Fox Corporation		5.5760	01/25/49	373,613
1,400,000	Magallanes, Inc.(c)		4.2790	03/15/32	1,242,848
1,100,000	Magallanes, Inc.(c)		5.0500	03/15/42	902,040
1,500,000	Magallanes, Inc.(c)		5.1410	03/15/52	1,198,952
700,000	Paramount Global		4.2000	05/19/32	602,785
400,000	Paramount Global		4.9500	05/19/50	302,694
500,000	TWDC Enterprises 18 Corporation		4.1250	06/01/44	452,871
700,000	ViacomCBS, Inc.		4.3750	03/15/43	501,319
1,200,000	Walt Disney Company		2.0000	09/01/29	1,047,448
900,000	Walt Disney Company		3.5000	05/13/40	766,256
600,000	Walt Disney Company		2.7500	09/01/49	416,772
600,000	Walt Disney Company		4.7000	03/23/50	585,133
800,000	Walt Disney Company		3.6000	01/13/51	647,579
500,000	Warnermedia Holdings, Inc.(c)		4.0540	03/15/29	462,033
700,000	Warnermedia Holdings, Inc.(c)		5.3910	03/15/62	559,172
					11,293,867
	FOOD — 0.8%
400,000	Conagra Brands, Inc.		1.3750	11/01/27	344,504
300,000	Conagra Brands, Inc.		5.3000	11/01/38	295,621

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	FOOD — 0.8% (Continued)
200,000	Conagra Brands, Inc.		5.4000	11/01/48	$194,754
600,000	General Mills, Inc.		4.2000	04/17/28	595,911
200,000	General Mills, Inc.		2.8750	04/15/30	181,747
400,000	Hormel Foods Corporation		1.8000	06/11/30	337,581
300,000	JBS USA LUX S.A. / JBS USA Food Company / JBS USA(c)		3.6250	01/15/32	252,144
2,200,000	Kraft Heinz Foods Company		3.8750	05/15/27	2,146,015
2,100,000	Kraft Heinz Foods Company		4.3750	06/01/46	1,837,201
600,000	McCormick & Co, Inc.		3.4000	08/15/27	571,783
400,000	Mondelez International, Inc.		3.0000	03/17/32	353,044
300,000	Mondelez International, Inc.		2.6250	09/04/50	200,573
200,000	Tyson Foods, Inc.		4.3500	03/01/29	195,230
200,000	Tyson Foods, Inc.		4.5500	06/02/47	173,979
500,000	Tyson Foods, Inc.		5.1000	09/28/48	474,294
					8,154,381
	GAS & WATER UTILITIES — 0.2%
700,000	American Water Capital Corporation		4.4500	06/01/32	695,149
600,000	NiSource, Inc.		3.4900	05/15/27	574,339
300,000	NiSource, Inc.		3.6000	05/01/30	278,680
400,000	NiSource, Inc.		1.7000	02/15/31	321,220
300,000	NiSource, Inc.		4.8000	02/15/44	281,415
500,000	NiSource, Inc.		4.3750	05/15/47	440,485
					2,591,288
	HEALTH CARE FACILITIES & SERVICES — 3.3%
400,000	Aetna, Inc.		3.8750	08/15/47	316,588
200,000	AmerisourceBergen Corporation		2.7000	03/15/31	172,538
400,000	Anthem, Inc.		4.6500	01/15/43	375,837
300,000	Anthem, Inc.		4.6500	08/15/44	276,920
300,000	Anthem, Inc.		4.3750	12/01/47	267,028
300,000	Anthem, Inc.		4.5500	03/01/48	272,596
300,000	Ascension Health		3.9450	11/15/46	262,302
600,000	Cardinal Health, Inc.		3.4100	06/15/27	573,693
700,000	Centene Corporation		2.4500	07/15/28	609,156
800,000	Centene Corporation		4.6250	12/15/29	754,720
600,000	Centene Corporation		3.3750	02/15/30	531,873

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 3.3% (Continued)
500,000	Centene Corporation		3.0000	10/15/30	$426,343
500,000	Centene Corporation		2.5000	03/01/31	408,305
500,000	Centene Corporation		2.6250	08/01/31	407,952
300,000	Cigna Corporation		2.4000	03/15/30	259,900
300,000	Cigna Corporation		3.2000	03/15/40	236,452
300,000	Cigna Corporation		4.8000	07/15/46	277,413
300,000	Cigna Corporation		3.8750	10/15/47	242,640
800,000	Cigna Corporation		4.9000	12/15/48	752,409
500,000	Cigna Corporation		3.4000	03/15/50	369,137
400,000	Cigna Corporation		3.4000	03/15/51	294,944
400,000	Cigna Group		2.3750	03/15/31	338,909
600,000	Cigna Group		4.8000	08/15/38	581,581
1,900,000	CVS Health Corporation		5.0500	03/25/48	1,771,071
100,000	CVS Health Corporation		2.8750	06/01/26	95,329
400,000	CVS Health Corporation		3.6250	04/01/27	386,858
1,400,000	CVS Health Corporation		1.3000	08/21/27	1,225,959
600,000	CVS Health Corporation		5.1250	02/21/30	609,367
500,000	CVS Health Corporation		3.7500	04/01/30	468,108
200,000	CVS Health Corporation		1.7500	08/21/30	163,176
400,000	CVS Health Corporation		2.1250	09/15/31	327,796
300,000	CVS Health Corporation		5.2500	02/21/33	306,048
1,200,000	CVS Health Corporation		4.7800	03/25/38	1,144,107
300,000	CVS Health Corporation		4.1250	04/01/40	258,411
300,000	CVS Health Corporation		2.7000	08/21/40	214,944
300,000	CVS Health Corporation		5.3000	12/05/43	292,602
900,000	CVS Health Corporation		5.1250	07/20/45	851,072
200,000	CVS Health Corporation		4.2500	04/01/50	167,572
400,000	CVS Health Corporation		5.6250	02/21/53	401,387
600,000	Elevance Health, Inc.		2.2500	05/15/30	515,663
200,000	Elevance Health, Inc.		4.7500	02/15/33	200,963
300,000	Elevance Health, Inc.		4.6250	05/15/42	280,098
300,000	Elevance Health, Inc.		3.7000	09/15/49	238,902
400,000	Elevance Health, Inc.		3.1250	05/15/50	289,355
100,000	Elevance Health, Inc.		6.1000	10/15/52	111,612

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 3.3% (Continued)
400,000	Elevance Health, Inc.		5.1250	02/15/53	$397,646
600,000	HCA, Inc.		4.1250	06/15/29	567,811
600,000	HCA, Inc.		5.2500	06/15/26	601,810
100,000	HCA, Inc.		5.3750	09/01/26	100,668
300,000	HCA, Inc.		4.5000	02/15/27	294,505
500,000	HCA, Inc.		5.6250	09/01/28	509,792
400,000	HCA, Inc.		5.8750	02/01/29	411,738
500,000	HCA, Inc.		3.5000	09/01/30	449,807
300,000	HCA, Inc.		2.3750	07/15/31	244,716
400,000	HCA, Inc.(c)		3.6250	03/15/32	353,970
300,000	HCA, Inc.		5.1250	06/15/39	282,127
400,000	HCA, Inc.		5.5000	06/15/47	376,453
400,000	HCA, Inc.		5.2500	06/15/49	363,426
300,000	HCA, Inc.		3.5000	07/15/51	209,376
400,000	HCA, Inc.(c)		4.6250	03/15/52	332,039
600,000	Humana, Inc.		5.8750	03/01/33	645,528
300,000	Laboratory Corp of America Holdings		4.7000	02/01/45	272,524
1,000,000	UnitedHealth Group, Inc.		5.2500	02/15/28	1,043,606
600,000	UnitedHealth Group, Inc.		5.3000	02/15/30	633,215
300,000	UnitedHealth Group, Inc.		2.0000	05/15/30	257,617
400,000	UnitedHealth Group, Inc.		2.3000	05/15/31	345,903
200,000	UnitedHealth Group, Inc.		4.2000	05/15/32	195,903
300,000	UnitedHealth Group, Inc.		5.3500	02/15/33	319,557
200,000	UnitedHealth Group, Inc.		5.8000	03/15/36	220,280
400,000	UnitedHealth Group, Inc.		6.8750	02/15/38	485,825
300,000	UnitedHealth Group, Inc.		3.5000	08/15/39	257,238
300,000	UnitedHealth Group, Inc.		2.7500	05/15/40	230,363
500,000	UnitedHealth Group, Inc.		3.0500	05/15/41	397,284
300,000	UnitedHealth Group, Inc.		4.2500	03/15/43	280,274
500,000	UnitedHealth Group, Inc.		4.7500	07/15/45	488,552
200,000	UnitedHealth Group, Inc.		4.2000	01/15/47	178,283
400,000	UnitedHealth Group, Inc.		3.7500	10/15/47	334,890
300,000	UnitedHealth Group, Inc.		4.2500	06/15/48	271,933
400,000	UnitedHealth Group, Inc.		4.4500	12/15/48	371,632

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 3.3% (Continued)
300,000	UnitedHealth Group, Inc.		3.7000	08/15/49	$246,986
400,000	UnitedHealth Group, Inc.		2.9000	05/15/50	288,035
400,000	UnitedHealth Group, Inc.		3.2500	05/15/51	303,941
500,000	UnitedHealth Group, Inc.		4.7500	05/15/52	486,056
400,000	UnitedHealth Group, Inc.		5.8750	02/15/53	451,868
300,000	UnitedHealth Group, Inc.		3.8750	08/15/59	243,774
300,000	UnitedHealth Group, Inc.		3.1250	05/15/60	213,635
200,000	UnitedHealth Group, Inc.		4.9500	05/15/62	196,669
400,000	UnitedHealth Group, Inc.		6.0500	02/15/63	460,604
					34,947,495
	HOME CONSTRUCTION — 0.0%(b)
400,000	Lennar Corporation		4.7500	11/29/27	396,048

	HOUSEHOLD PRODUCTS — 0.5%
800,000	Haleon US Capital, LLC		3.3750	03/24/27	762,932
600,000	Haleon US Capital, LLC		3.3750	03/24/29	557,538
800,000	Haleon US Capital, LLC		3.6250	03/24/32	733,556
400,000	Kenvue, Inc.(c)		4.9000	03/22/33	413,821
400,000	Kenvue, Inc.(c)		5.1000	03/22/43	414,803
400,000	Kenvue, Inc.(c)		5.0500	03/22/53	415,255
300,000	Kimberly-Clark Corporation		3.1000	03/26/30	279,803
600,000	Procter & Gamble Company		1.0000	04/23/26	550,811
400,000	Procter & Gamble Company		3.0000	03/25/30	376,138
700,000	Procter & Gamble Company		1.2000	10/29/30	575,172
200,000	Procter & Gamble Company		1.9500	04/23/31	173,947
					5,253,776
	INSTITUTIONAL FINANCIAL SERVICES — 4.2%
500,000	Bank of New York Mellon Corporation		2.8000	05/04/26	477,344
200,000	Bank of New York Mellon Corporation		2.4500	08/17/26	187,127
600,000	Bank of New York Mellon Corporation		2.0500	01/26/27	545,681
300,000	Brookfield Finance, Inc.		4.3500	04/15/30	284,373
300,000	Brookfield Finance, Inc.		4.7000	09/20/47	261,230
200,000	Brookfield Finance, Inc.		3.5000	03/30/51	135,421
200,000	CME Group, Inc.		5.3000	09/15/43	211,617

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 4.2% (Continued)
400,000	Credit Suisse Group A.G.		4.8750	05/15/45	$341,716
1,400,000	Goldman Sachs Group, Inc.		3.5000	11/16/26	1,334,704
500,000	Goldman Sachs Group, Inc.		3.8500	01/26/27	483,921
500,000	Goldman Sachs Group, Inc.(a)	SOFRRATE + 0.818%	1.5420	09/10/27	442,829
700,000	Goldman Sachs Group, Inc.(a)	SOFRRATE + 0.913%	1.9480	10/21/27	626,447
900,000	Goldman Sachs Group, Inc. (a)	SOFRRATE + 1.114%	2.6400	02/24/28	823,154
900,000	Goldman Sachs Group, Inc. (a)	SOFRRATE + 1.846%	3.6150	03/15/28	856,119
900,000	Goldman Sachs Group, Inc. (a)	US0003M + 1.510%	3.6910	06/05/28	855,559
800,000	Goldman Sachs Group, Inc.(a)	SOFRRATE + 1.725%	4.4820	08/23/28	784,478
900,000	Goldman Sachs Group, Inc.(a)	US0003M + 1.158%	3.8140	04/23/29	846,699
900,000	Goldman Sachs Group, Inc.(a)	US0003M + 1.301%	4.2230	05/01/29	863,565
500,000	Goldman Sachs Group, Inc.		2.6000	02/07/30	432,164
800,000	Goldman Sachs Group, Inc.		3.8000	03/15/30	748,453
1,000,000	Goldman Sachs Group, Inc.(a)	SOFRRATE + 1.090%	1.9920	01/27/32	799,944
1,200,000	Goldman Sachs Group, Inc.(a)	SOFRRATE + 1.281%	2.6150	04/22/32	1,001,519
1,100,000	Goldman Sachs Group, Inc.(a)	SOFRRATE + 1.248%	2.3830	07/21/32	897,722
1,100,000	Goldman Sachs Group, Inc.(a)	SOFRRATE + 1.264%	2.6500	10/21/32	914,331
1,300,000	Goldman Sachs Group, Inc.(a)	SOFRRATE + 1.410%	3.1020	02/24/33	1,119,205
700,000	Goldman Sachs Group, Inc.(a)	US0003M + 1.373%	4.0170	10/31/38	603,694
500,000	Goldman Sachs Group, Inc.(a)	US0003M + 1.430%	4.4110	04/23/39	450,500
900,000	Goldman Sachs Group, Inc.		6.2500	02/01/41	998,259
500,000	Goldman Sachs Group, Inc.(a)	SOFRRATE + 1.513%	3.2100	04/22/42	376,674
600,000	Goldman Sachs Group, Inc.(a)	SOFRRATE + 1.472%	2.9080	07/21/42	431,183
500,000	Goldman Sachs Group, Inc.(a)	SOFRRATE + 1.632%	3.4360	02/24/43	385,556
300,000	Goldman Sachs Group, Inc.		4.8000	07/08/44	279,664
600,000	Goldman Sachs Group, Inc.		5.1500	05/22/45	566,939
500,000	Goldman Sachs Group, Inc.		4.7500	10/21/45	464,173
400,000	Intercontinental Exchange, Inc.		2.1000	06/15/30	339,192

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 4.2% (Continued)
500,000	Intercontinental Exchange, Inc.		1.8500	09/15/32	$397,267
500,000	Intercontinental Exchange, Inc.		4.6000	03/15/33	498,702
400,000	Intercontinental Exchange, Inc.		2.6500	09/15/40	293,397
400,000	Intercontinental Exchange, Inc.		4.2500	09/21/48	355,664
500,000	Intercontinental Exchange, Inc.		3.0000	06/15/50	353,667
200,000	Intercontinental Exchange, Inc.		4.9500	06/15/52	196,737
300,000	Intercontinental Exchange, Inc.		3.0000	09/15/60	200,149
200,000	Intercontinental Exchange, Inc.		5.2000	06/15/62	204,264
500,000	Morgan Stanley		3.1250	07/27/26	475,125
1,000,000	Morgan Stanley		4.3500	09/08/26	977,461
1,100,000	Morgan Stanley		3.6250	01/20/27	1,058,858
400,000	Morgan Stanley(a)	SOFRRATE + 0.879%	1.5930	05/04/27	359,633
200,000	Morgan Stanley(a)	SOFRRATE + 0.858%	1.5120	07/20/27	177,592
500,000	Morgan Stanley(a)	SOFRRATE + 1.000%	2.4750	01/21/28	456,256
700,000	Morgan Stanley(a)	SOFRRATE + 1.610%	4.2100	04/20/28	678,058
1,000,000	Morgan Stanley(a)	US0003M + 1.340%	3.5910	07/22/28	946,848
800,000	Morgan Stanley(a)	SOFRRATE + 2.240%	6.2960	10/18/28	839,504
800,000	Morgan Stanley(a)	US0003M + 1.140%	3.7720	01/24/29	757,450
800,000	Morgan Stanley(a)	SOFRRATE + 1.730%	5.1230	02/01/29	803,046
700,000	Morgan Stanley(a)	US0003M + 1.628%	4.4310	01/23/30	675,354
800,000	Morgan Stanley Series GMTN(a)	SOFRRATE + 1.143%	2.6990	01/22/31	689,952
500,000	Morgan Stanley(a)	SOFRRATE + 3.120%	3.6220	04/01/31	457,067
600,000	Morgan Stanley(a)	SOFRRATE + 1.034%	1.7940	02/13/32	473,254
300,000	Morgan Stanley		7.2500	04/01/32	353,557
700,000	Morgan Stanley(a)	SOFRRATE + 1.020%	1.9280	04/28/32	556,362
1,000,000	Morgan Stanley(a)	SOFRRATE + 1.178%	2.2390	07/21/32	806,414
500,000	Morgan Stanley(a)	SOFRRATE + 1.200%	2.5110	10/20/32	410,366
700,000	Morgan Stanley(a)	SOFRRATE + 1.290%	2.9430	01/21/33	593,256

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 4.2% (Continued)
400,000	Morgan Stanley(a)	SOFRRATE + 2.076%	4.8890	07/20/33	$394,164
600,000	Morgan Stanley(a)	SOFRRATE + 2.560%	6.3420	10/18/33	651,753
600,000	Morgan Stanley(a)	US0003M + 1.455%	3.9710	07/22/38	528,025
200,000	Morgan Stanley(a)	US0003M + 1.431%	4.4570	04/22/39	183,465
400,000	Morgan Stanley(a)	SOFRRATE + 1.485%	3.2170	04/22/42	311,428
700,000	Morgan Stanley		6.3750	07/24/42	793,037
500,000	Morgan Stanley		4.3000	01/27/45	449,340
500,000	Morgan Stanley		4.3750	01/22/47	449,857
500,000	Morgan Stanley(a)	SOFRRATE + 4.840%	5.5970	03/24/51	530,222
600,000	Morgan Stanley(a)	SOFRRATE + 1.430%	2.8020	01/25/52	400,836
1,800,000	Nomura Holdings, Inc.		2.1720	07/14/28	1,514,273
400,000	Northern Trust Corporation		4.0000	05/10/27	392,946
500,000	Northern Trust Corporation		6.1250	11/02/32	534,113
800,000	State Street Corporation		2.6500	05/19/26	756,715
					44,106,590
	INSURANCE — 1.3%
700,000	Aon Corp / Aon Global Holdings plc		5.3500	02/28/33	723,282
400,000	Aon Corporation		3.7500	05/02/29	382,992
400,000	Aon Corporation		2.8000	05/15/30	352,002
600,000	Athene Holding Ltd.		4.1250	01/12/28	545,541
300,000	Berkshire Hathaway Finance Corporation		2.8750	03/15/32	271,505
800,000	Berkshire Hathaway Finance Corporation		4.2000	08/15/48	740,751
600,000	Berkshire Hathaway Finance Corporation		4.2500	01/15/49	565,742
700,000	Berkshire Hathaway Finance Corporation		2.8500	10/15/50	502,455
300,000	Berkshire Hathaway Finance Corporation		2.5000	01/15/51	202,772
800,000	Berkshire Hathaway Finance Corporation		3.8500	03/15/52	682,861
700,000	Berkshire Hathaway, Inc.		4.5000	02/11/43	680,757
600,000	Chubb INA Holdings, Inc.		1.3750	09/15/30	486,806
500,000	Chubb INA Holdings, Inc.		4.3500	11/03/45	462,524
900,000	Corebridge Financial, Inc.(c)		3.8500	04/05/29	819,320
800,000	Corebridge Financial, Inc.(c)		3.9000	04/05/32	703,167
400,000	Fairfax Financial Holdings Ltd.(c)		5.6250	08/16/32	395,852

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	INSURANCE — 1.3% (Continued)
1,200,000	Marsh & McLennan Companies, Inc.		2.2500	11/15/30	$1,023,955
400,000	MetLife, Inc.		6.3750	06/15/34	451,546
700,000	MetLife, Inc.		5.7000	06/15/35	745,198
900,000	MetLife, Inc.		4.0500	03/01/45	760,217
700,000	MetLife, Inc.		5.2500	01/15/54	693,190
1,100,000	PRUDENTIAL FINANCIAL INC 3.905% 12/07/2047		3.9050	12/07/47	894,048
					13,086,483
	INTERNET MEDIA & SERVICES — 0.8%
400,000	Alphabet, Inc.		1.1000	08/15/30	330,670
500,000	Alphabet, Inc.		1.9000	08/15/40	352,334
700,000	Alphabet, Inc.		2.0500	08/15/50	446,808
600,000	Alphabet, Inc.		2.2500	08/15/60	372,714
2,000,000	Booking Holdings, Inc.		3.6000	06/01/26	1,954,100
400,000	Expedia Group, Inc.		4.6250	08/01/27	393,216
700,000	Expedia Group, Inc.		3.8000	02/15/28	659,924
900,000	Meta Platforms, Inc.		3.5000	08/15/27	872,575
900,000	Meta Platforms, Inc.		3.8500	08/15/32	848,716
900,000	Meta Platforms, Inc.		4.4500	08/15/52	797,566
300,000	Meta Platforms, Inc.		4.6500	08/15/62	268,183
400,000	Netflix, Inc.		4.3750	11/15/26	397,352
500,000	Netflix, Inc.		4.8750	04/15/28	503,300
500,000	Netflix, Inc.		5.8750	11/15/28	526,520
100,000	Netflix, Inc.		6.3750	05/15/29	108,190
					8,832,168
	LEISURE FACILITIES & SERVICES — 0.8%
300,000	Marriott International, Inc.		5.0000	10/15/27	302,642
500,000	Marriott International, Inc.		4.6250	06/15/30	484,637
500,000	Marriott International, Inc.		3.5000	10/15/32	438,033
400,000	McDonald’s Corporation		2.1250	03/01/30	347,879
300,000	McDonald’s Corporation		6.3000	10/15/37	342,637
300,000	McDonald’s Corporation		6.3000	03/01/38	342,214
500,000	McDonald’s Corporation		4.8750	12/09/45	484,046
400,000	McDonald’s Corporation		4.4500	03/01/47	365,881
300,000	McDonald’s Corporation		4.4500	09/01/48	274,768

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	LEISURE FACILITIES & SERVICES — 0.8% (Continued)
400,000	McDonald’s Corporation		3.6250	09/01/49	$317,684
200,000	McDonald’s Corporation		5.1500	09/09/52	203,106
3,000,000	Sands China Ltd.		5.9000	08/08/28	2,921,266
300,000	Starbucks Corporation		2.2500	03/12/30	259,267
300,000	Starbucks Corporation		2.5500	11/15/30	262,443
400,000	Starbucks Corporation		3.0000	02/14/32	356,962
400,000	Starbucks Corporation		4.5000	11/15/48	363,681
300,000	Starbucks Corporation		4.4500	08/15/49	271,473
300,000	Starbucks Corporation		3.5000	11/15/50	232,689
					8,571,308
	LEISURE PRODUCTS — 0.0%(b)
500,000	Hasbro, Inc.		3.9000	11/19/29	458,442

	MACHINERY — 0.6%
600,000	Caterpillar Financial Services Corporation		1.1000	09/14/27	529,136
400,000	Caterpillar, Inc.		2.6000	04/09/30	360,849
900,000	Caterpillar, Inc.		3.8030	08/15/42	808,709
600,000	Caterpillar, Inc.		3.2500	09/19/49	482,089
700,000	Deere & Company		3.9000	06/09/42	646,954
700,000	Eaton Corporation		4.1500	03/15/33	672,722
600,000	John Deere Capital Corporation		4.1500	09/15/27	599,303
300,000	John Deere Capital Corporation		4.7500	01/20/28	306,653
300,000	Parker-Hannifin Corporation		3.2500	06/14/29	279,316
500,000	Regal Rexnord Corporation(c)		6.3000	02/15/30	509,012
500,000	Regal Rexnord Corporation(c)		6.4000	04/15/33	509,596
400,000	Stanley Black & Decker, Inc.		2.3000	03/15/30	333,622
300,000	Trane Technologies Luxembourg Finance S.A.		3.8000	03/21/29	286,865
					6,324,826
	MEDICAL EQUIPMENT & DEVICES — 1.0%
400,000	Abbott Laboratories		4.7500	11/30/36	414,708
900,000	Abbott Laboratories		4.9000	11/30/46	925,741
800,000	Baxter International, Inc.		2.6000	08/15/26	747,989
700,000	Baxter International, Inc.		1.9150	02/01/27	628,441
900,000	Baxter International, Inc.		2.2720	12/01/28	785,032

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	MEDICAL EQUIPMENT & DEVICES — 1.0% (Continued)
1,300,000	Becton Dickinson & Company		4.6930	02/13/28	$1,313,421
700,000	Becton Dickinson and Company		2.8230	05/20/30	622,023
700,000	Becton Dickinson and Company		1.9570	02/11/31	578,275
400,000	Danaher Corporation		2.6000	10/01/50	271,975
200,000	Danaher Corporation		2.8000	12/10/51	139,745
300,000	DH Europe Finance II Sarl		2.6000	11/15/29	270,201
200,000	DH Europe Finance II Sarl		3.2500	11/15/39	167,518
300,000	DH Europe Finance II Sarl		3.4000	11/15/49	238,052
600,000	GE Healthcare Holding, LLC(c)		5.8570	03/15/30	630,943
300,000	GE HealthCare Technologies, Inc.(c)		5.9050	11/22/32	320,799
300,000	GE HealthCare Technologies, Inc.(c)		6.3770	11/22/52	337,466
500,000	PerkinElmer, Inc.		3.3000	09/15/29	452,586
200,000	Stryker Corporation		4.6250	03/15/46	189,691
500,000	Thermo Fisher Scientific, Inc.		2.0000	10/15/31	418,202
500,000	Thermo Fisher Scientific, Inc.		2.8000	10/15/41	383,603
400,000	Zimmer Biomet Holdings, Inc.		2.6000	11/24/31	338,569
					10,174,980
	METALS & MINING — 0.5%
500,000	Barrick North America Finance, LLC		5.7000	05/30/41	526,214
400,000	Barrick PD Australia Finance Pty Ltd.		5.9500	10/15/39	429,483
500,000	BHP Billiton Finance USA Ltd.		4.1250	02/24/42	456,652
600,000	BHP Billiton Finance USA Ltd.		5.0000	09/30/43	611,231
300,000	Freeport-McMoRan, Inc.		5.4000	11/14/34	295,923
300,000	Freeport-McMoRan, Inc.		5.4500	03/15/43	282,029
200,000	Newmont Corporation		2.2500	10/01/30	168,426
300,000	Newmont Corporation		2.6000	07/15/32	252,030
200,000	Newmont Corporation		6.2500	10/01/39	217,326
400,000	Newmont Corporation		4.8750	03/15/42	384,703
300,000	Rio Tinto Alcan, Inc.		6.1250	12/15/33	331,590
400,000	Rio Tinto Finance USA Ltd.		5.2000	11/02/40	413,619
500,000	Rio Tinto Finance USA Ltd.		2.7500	11/02/51	350,238
500,000	Rio Tinto Finance USA plc		4.1250	08/21/42	453,727
					5,173,191

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	OIL & GAS PRODUCERS — 6.0%
400,000	BP Capital Markets America, Inc.		4.2340	11/06/28	$400,605
400,000	BP Capital Markets America, Inc.		3.6330	04/06/30	382,908
400,000	BP Capital Markets America, Inc.		1.7490	08/10/30	335,565
500,000	BP Capital Markets America, Inc.		2.7210	01/12/32	436,954
200,000	BP Capital Markets America, Inc.		4.8120	02/13/33	203,266
500,000	BP Capital Markets America, Inc.		3.0600	06/17/41	389,994
700,000	BP Capital Markets America, Inc.		3.0000	02/24/50	501,999
500,000	BP Capital Markets America, Inc.		2.7720	11/10/50	342,727
600,000	BP Capital Markets America, Inc.		2.9390	06/04/51	422,324
500,000	BP Capital Markets America, Inc.		3.0010	03/17/52	355,332
500,000	BP Capital Markets America, Inc.		3.3790	02/08/61	371,627
400,000	Canadian Natural Resources Ltd.		3.8500	06/01/27	383,738
600,000	Canadian Natural Resources Ltd.		6.2500	03/15/38	639,099
900,000	Cenovus Energy, Inc.		3.7500	02/15/52	654,342
500,000	Cheniere Corpus Christi Holdings, LLC		3.7000	11/15/29	467,095
400,000	Cheniere Energy Partners, L.P.		4.5000	10/01/29	377,469
400,000	Cheniere Energy Partners, L.P.		3.2500	01/31/32	333,502
500,000	Cheniere Energy, Inc.		4.6250	10/15/28	477,349
600,000	Chevron Corporation		2.2360	05/11/30	534,440
300,000	Chevron Corporation		3.0780	05/11/50	231,938
500,000	Chevron USA, Inc.		2.3430	08/12/50	329,254
1,000,000	ConocoPhillips Company		3.8000	03/15/52	839,342
600,000	Continental Resources, Inc.		4.3750	01/15/28	569,441
700,000	Devon Energy Corporation		4.7500	05/15/42	615,493
200,000	Devon Energy Corporation		5.0000	06/15/45	179,899
500,000	Diamondback Energy, Inc.		3.5000	12/01/29	462,217
300,000	Diamondback Energy, Inc.		3.1250	03/24/31	262,130
400,000	Diamondback Energy, Inc.		6.2500	03/15/33	426,123
500,000	Enable Midstream Partners, L.P.		4.9500	05/15/28	494,894
900,000	Enbridge, Inc.		3.1250	11/15/29	816,646
600,000	Enbridge, Inc.		5.7000	03/08/33	622,521
300,000	Energy Transfer Operating, L.P.		5.5000	06/01/27	304,141
400,000	Energy Transfer Operating, L.P.		4.9500	06/15/28	397,662
600,000	Energy Transfer Operating, L.P.		5.2500	04/15/29	601,063

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	OIL & GAS PRODUCERS — 6.0% (Continued)
600,000	Energy Transfer, L.P.		5.5500	02/15/28	$612,350
700,000	Energy Transfer, L.P.		5.7500	02/15/33	714,494
700,000	Energy Transfer, L.P.		6.5000	02/01/42	728,143
600,000	Energy Transfer, L.P.		6.1250	12/15/45	586,541
1,600,000	Enterprise Products Operating, LLC		4.1500	10/16/28	1,572,689
1,400,000	Enterprise Products Operating, LLC		3.1250	07/31/29	1,286,546
1,300,000	Enterprise Products Operating, LLC		5.3500	01/31/33	1,352,071
2,400,000	Enterprise Products Operating, LLC		4.4500	02/15/43	2,143,595
400,000	EOG Resources, Inc.		4.9500	04/15/50	403,382
800,000	EQT Corporation		3.9000	10/01/27	757,852
500,000	Equinor ASA		3.1250	04/06/30	469,289
400,000	Equinor ASA		5.1000	08/17/40	413,825
400,000	Equinor ASA		4.8000	11/08/43	396,051
300,000	Equinor ASA		3.7000	04/06/50	253,318
400,000	Exxon Mobil Corp.		2.6100	10/15/30	361,096
800,000	Exxon Mobil Corp.		4.2270	03/19/40	754,062
400,000	Exxon Mobil Corporation		3.4820	03/19/30	383,950
400,000	Exxon Mobil Corporation		2.9950	08/16/39	324,512
400,000	Exxon Mobil Corporation		3.5670	03/06/45	334,347
800,000	Exxon Mobil Corporation		4.1140	03/01/46	720,122
400,000	Exxon Mobil Corporation		3.0950	08/16/49	301,920
600,000	Exxon Mobil Corporation		4.3270	03/19/50	558,930
700,000	Exxon Mobil Corporation		3.4520	04/15/51	561,254
800,000	Hess Corporation		5.6000	02/15/41	779,563
300,000	Kinder Morgan, Inc.		2.0000	02/15/31	243,777
300,000	Kinder Morgan, Inc.		4.8000	02/01/33	290,053
200,000	Kinder Morgan, Inc.		5.2000	06/01/33	198,411
800,000	Kinder Morgan, Inc.		5.5500	06/01/45	754,709
600,000	Kinder Morgan, Inc.		3.6000	02/15/51	422,219
400,000	Kinder Morgan, Inc.		5.4500	08/01/52	370,173
200,000	Marathon Oil Corporation		4.4000	07/15/27	195,148
300,000	Marathon Oil Corporation		6.6000	10/01/37	308,609
1,400,000	MPLX, L.P.		4.1250	03/01/27	1,366,020
1,100,000	MPLX, L.P.		4.0000	03/15/28	1,061,440

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	OIL & GAS PRODUCERS — 6.0% (Continued)
1,200,000	MPLX, L.P.		4.8000	02/15/29	$1,190,963
1,400,000	MPLX, L.P.		2.6500	08/15/30	1,194,902
800,000	MPLX, L.P.		4.9500	09/01/32	784,600
800,000	MPLX, L.P.		5.0000	03/01/33	785,036
400,000	ONEOK, Inc.		3.1000	03/15/30	353,922
200,000	ONEOK, Inc.		5.2000	07/15/48	175,225
400,000	Phillips 66		2.1500	12/15/30	333,581
300,000	Phillips 66		4.6500	11/15/34	290,109
500,000	Phillips 66		5.8750	05/01/42	530,018
500,000	Phillips 66		4.8750	11/15/44	471,352
600,000	Pioneer Natural Resources Company		2.1500	01/15/31	502,052
600,000	Plains All American Pipeline, L.P. / PAA Finance		3.5500	12/15/29	540,891
800,000	Sabine Pass Liquefaction, LLC		4.2000	03/15/28	773,938
600,000	Sabine Pass Liquefaction, LLC		4.5000	05/15/30	580,924
400,000	Shell International Finance BV		2.3750	11/07/29	357,045
400,000	Shell International Finance BV		2.7500	04/06/30	365,480
600,000	Shell International Finance BV		4.1250	05/11/35	576,121
800,000	Shell International Finance BV		6.3750	12/15/38	930,007
300,000	Shell International Finance BV		5.5000	03/25/40	320,146
500,000	Shell International Finance BV		4.5500	08/12/43	475,981
700,000	Shell International Finance BV		4.3750	05/11/45	651,002
500,000	Shell International Finance BV		4.0000	05/10/46	437,880
500,000	Shell International Finance BV		3.7500	09/12/46	422,307
400,000	Shell International Finance BV		3.1250	11/07/49	299,759
700,000	Shell International Finance BV		3.2500	04/06/50	536,758
400,000	Suncor Energy, Inc.		4.0000	11/15/47	322,022
400,000	Suncor Energy, Inc.		3.7500	03/04/51	304,765
1,300,000	Sunoco Logistics Partners Operations, L.P.		5.3500	05/15/45	1,158,652
400,000	Targa Resources Corporation		4.2000	02/01/33	362,913
300,000	Targa Resources Corporation		4.9500	04/15/52	248,767
200,000	Targa Resources Corporation		6.5000	02/15/53	204,227
500,000	Targa Resources Partners, L.P. / Targa Resources		4.8750	02/01/31	471,454
400,000	Targa Resources Partners, L.P. / Targa Resources		4.0000	01/15/32	351,930
600,000	Total Capital International S.A.		2.8290	01/10/30	548,386

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	OIL & GAS PRODUCERS — 6.0% (Continued)
1,100,000	Total Capital International S.A.		3.1270	05/29/50	$823,262
900,000	Total Capital S.A.		3.8830	10/11/28	886,666
700,000	TotalEnergies Capital International S.A.		2.9860	06/29/41	549,598
700,000	TransCanada PipeLines Ltd.		4.2500	05/15/28	683,798
700,000	TransCanada PipeLines Ltd.		4.1000	04/15/30	667,163
900,000	TransCanada PipeLines Ltd.		2.5000	10/12/31	744,022
1,200,000	TransCanada PipeLines Ltd.		7.6250	01/15/39	1,430,073
400,000	Williams Companies, Inc.		2.6000	03/15/31	339,485
400,000	Williams Companies, Inc.		4.6500	08/15/32	387,697
400,000	Williams Companies, Inc.		5.6500	03/15/33	413,898
600,000	Williams Companies, Inc.		6.3000	04/15/40	633,388
300,000	Williams Companies, Inc.		5.3000	08/15/52	282,937
					62,838,662
	OIL & GAS SERVICES & EQUIPMENT — 0.1%
1,000,000	Baker Hughes a GE Company, LLC / Baker Hughes		3.3370	12/15/27	949,682

	PUBLISHING & BROADCASTING — 0.1%
800,000	Discovery Communications, LLC		4.1250	05/15/29	738,867

	REAL ESTATE INVESTMENT TRUSTS — 1.4%
700,000	Alexandria Real Estate Equities, Inc.		1.8750	02/01/33	529,109
600,000	Alexandria Real Estate Equities, Inc.		3.5500	03/15/52	424,471
600,000	American Tower Corporation		2.7500	01/15/27	555,582
800,000	American Tower Corporation		3.5500	07/15/27	757,921
600,000	American Tower Corporation		2.9000	01/15/30	528,632
400,000	American Tower Corporation		5.6500	03/15/33	414,878
700,000	Boston Properties, L.P.		6.7500	12/01/27	712,225
800,000	Boston Properties, L.P.		3.4000	06/21/29	678,337
500,000	Boston Properties, L.P.		2.5500	04/01/32	375,729
400,000	Crown Castle International Corporation		3.7000	06/15/26	386,390
200,000	Crown Castle International Corporation		3.3000	07/01/30	180,422
200,000	Crown Castle International Corporation		2.9000	04/01/41	142,922
400,000	Crown Castle, Inc.		2.2500	01/15/31	332,070
200,000	Crown Castle, Inc.		2.1000	04/01/31	163,157

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 1.4% (Continued)
400,000	Crown Castle, Inc.		2.5000	07/15/31	$335,198
400,000	Crown Castle, Inc.		3.2500	01/15/51	275,111
200,000	Digital Realty Trust, L.P.		3.7000	08/15/27	186,264
400,000	Digital Realty Trust, L.P.		5.5500	01/15/28	400,651
200,000	Digital Realty Trust, L.P.		3.6000	07/01/29	179,311
300,000	Equinix, Inc.		3.2000	11/18/29	268,950
200,000	Equinix, Inc.		2.1500	07/15/30	164,226
500,000	Equinix, Inc.		2.5000	05/15/31	412,587
300,000	Equinix, Inc.		3.9000	04/15/32	273,012
200,000	ERP Operating, L.P.		4.5000	07/01/44	180,948
500,000	GLP Capital, L.P. / GLP Financing II, Inc.		5.3750	04/15/26	493,120
300,000	GLP Capital, L.P. / GLP Financing II, Inc.		3.2500	01/15/32	246,472
600,000	Realty Income Corporation		5.6250	10/13/32	621,503
900,000	Simon Property Group, L.P.		3.3750	06/15/27	851,466
700,000	Simon Property Group, L.P.		3.3750	12/01/27	660,016
700,000	Simon Property Group, L.P.		3.2500	09/13/49	479,834
300,000	Ventas Realty, L.P.		4.4000	01/15/29	286,031
900,000	VICI Properties, L.P.		4.7500	02/15/28	868,825
300,000	VICI Properties, L.P.		5.6250	05/15/52	271,656
700,000	Welltower, Inc.		4.2500	04/15/28	672,400
					14,309,426
	RETAIL - CONSUMER STAPLES — 0.7%
600,000	Costco Wholesale Corporation		1.6000	04/20/30	509,918
500,000	Costco Wholesale Corporation		1.7500	04/20/32	412,768
200,000	Dollar General Corporation		3.5000	04/03/30	184,896
700,000	Dollar Tree, Inc.		4.2000	05/15/28	685,534
300,000	Kroger Company		3.9500	01/15/50	246,220
600,000	Target Corporation		3.3750	04/15/29	577,798
600,000	Target Corporation		4.8000	01/15/53	591,734
900,000	Walmart, Inc. B		1.0500	09/17/26	814,594
400,000	Walmart, Inc.		1.5000	09/22/28	353,206
1,200,000	Walmart, Inc.		1.8000	09/22/31	1,017,134
800,000	Walmart, Inc.		2.5000	09/22/41	611,504
700,000	Walmart, Inc.		2.6500	09/22/51	506,887

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	RETAIL - CONSUMER STAPLES — 0.7% (Continued)
600,000	Walmart, Inc.		4.5000	09/09/52	$597,881
					7,110,074
	RETAIL - DISCRETIONARY — 1.3%
400,000	AutoZone, Inc.		4.7500	08/01/32	397,473
800,000	Home Depot, Inc.		3.9000	06/15/47	690,026
1,100,000	Home Depot, Inc.		2.8750	04/15/27	1,053,049
700,000	Home Depot, Inc.		2.9500	06/15/29	652,946
700,000	Home Depot, Inc.		2.7000	04/15/30	637,401
700,000	Home Depot, Inc		1.3750	03/15/31	566,896
700,000	Home Depot, Inc.		4.5000	09/15/32	709,165
1,100,000	Home Depot, Inc.		3.3000	04/15/40	917,361
900,000	Home Depot, Inc.		4.4000	03/15/45	837,466
600,000	Home Depot, Inc.		3.3500	04/15/50	467,852
500,000	Home Depot, Inc.		2.3750	03/15/51	317,495
500,000	Home Depot, Inc.		2.7500	09/15/51	342,916
700,000	Home Depot, Inc		3.6250	04/15/52	570,944
900,000	Lowe’s Companies, Inc.		2.5000	04/15/26	854,472
800,000	Lowe’s Companies, Inc.		3.1000	05/03/27	761,682
700,000	Lowe’s Companies, Inc.		1.7000	10/15/30	570,695
700,000	Lowe’s Companies, Inc.		2.6250	04/01/31	601,803
600,000	Lowe’s Companies, Inc.		3.7500	04/01/32	555,914
200,000	Lowe’s Companies, Inc.		5.0000	04/15/33	201,978
600,000	Lowe’s Companies, Inc.		2.8000	09/15/41	425,306
600,000	Lowe’s Companies, Inc.		4.2500	04/01/52	496,401
500,000	Lowe’s Companies, Inc.		5.6250	04/15/53	503,329
500,000	Lowe’s Companies, Inc.		5.8000	09/15/62	503,512
					13,636,082
	SEMICONDUCTORS — 2.5%
100,000	Analog Devices, Inc.		2.1000	10/01/31	84,987
500,000	Analog Devices, Inc.		2.8000	10/01/41	384,050
300,000	Analog Devices, Inc.		2.9500	10/01/51	218,076
300,000	Applied Materials, Inc.		1.7500	06/01/30	252,817
200,000	Applied Materials, Inc.		2.7500	06/01/50	146,275
300,000	Broadcom, Inc.(c)		1.9500	02/15/28	262,925

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	SEMICONDUCTORS — 2.5% (Continued)
600,000	Broadcom, Inc.(c)		4.0000	04/15/29	$564,123
800,000	Broadcom, Inc.(c)		2.4500	02/15/31	655,249
600,000	Broadcom, Inc.(c)		4.1500	04/15/32	547,337
400,000	Broadcom, Inc.(c)		2.6000	02/15/33	315,271
800,000	Broadcom, Inc.(c)		3.4190	04/15/33	673,003
900,000	Broadcom, Inc.(c)		3.4690	04/15/34	742,473
900,000	Broadcom, Inc.(c)		3.1370	11/15/35	695,819
800,000	Broadcom, Inc.(c)		3.1870	11/15/36	608,311
600,000	Broadcom, Inc.(c)		4.9260	05/15/37	546,817
800,000	Broadcom, Inc.(c)		3.5000	02/15/41	602,926
400,000	Broadcom, Inc.(c)		3.7500	02/15/51	294,638
800,000	Intel Corporation		2.6000	05/19/26	762,086
200,000	Intel Corporation		3.1500	05/11/27	191,759
600,000	Intel Corporation		3.7500	08/05/27	586,755
500,000	Intel Corporation		4.8750	02/10/28	508,089
600,000	Intel Corporation		2.4500	11/15/29	528,086
300,000	Intel Corporation		5.1250	02/10/30	306,910
300,000	Intel Corporation		3.9000	03/25/30	287,514
500,000	Intel Corporation		2.0000	08/12/31	412,625
400,000	Intel Corporation		4.1500	08/05/32	385,976
600,000	Intel Corporation		5.2000	02/10/33	612,049
400,000	Intel Corporation		4.6000	03/25/40	376,271
700,000	Intel Corporation		2.8000	08/12/41	508,714
500,000	Intel Corporation		5.6250	02/10/43	514,005
900,000	Intel Corporation		4.7500	03/25/50	818,722
500,000	Intel Corporation		3.0500	08/12/51	340,132
600,000	Intel Corporation		4.9000	08/05/52	554,658
700,000	Intel Corporation		5.7000	02/10/53	716,213
500,000	Intel Corporation		3.1000	02/15/60	323,902
400,000	Intel Corporation		5.0500	08/05/62	368,326
500,000	Intel Corporation		5.9000	02/10/63	515,338
400,000	KLA Corporation		4.6500	07/15/32	405,762
300,000	KLA Corporation		4.9500	07/15/52	297,029
300,000	KLA Corporation		5.2500	07/15/62	305,344

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	SEMICONDUCTORS — 2.5% (Continued)
700,000	Lam Research Corporation		1.9000	06/15/30	$592,855
700,000	Marvell Technology, Inc.		2.4500	04/15/28	614,279
400,000	Micron Technology, Inc.		6.7500	11/01/29	421,350
800,000	Micron Technology, Inc.		2.7030	04/15/32	639,845
600,000	NVIDIA Corporation		3.5000	04/01/40	516,886
500,000	NVIDIA Corporation		3.5000	04/01/50	408,450
600,000	NXP BV / NXP Funding, LLC / NXP USA, Inc.		4.3000	06/18/29	575,046
300,000	NXP BV / NXP Funding, LLC / NXP USA, Inc.		3.4000	05/01/30	269,417
400,000	NXP BV / NXP Funding, LLC / NXP USA, Inc.		2.6500	02/15/32	328,380
200,000	NXP BV / NXP Funding, LLC / NXP USA, Inc.		5.0000	01/15/33	195,435
400,000	NXP BV / NXP FUNDING, LLC / NXP USA, INC.		2.5000	05/11/31	330,159
400,000	QUALCOMM, Inc.		2.1500	05/20/30	349,590
700,000	QUALCOMM, Inc.		1.6500	05/20/32	563,979
500,000	QUALCOMM, Inc.		4.3000	05/20/47	464,966
200,000	QUALCOMM, Inc.		3.2500	05/20/50	153,913
300,000	QUALCOMM, Inc.		4.5000	05/20/52	279,052
400,000	QUALCOMM, Inc.		6.0000	05/20/53	455,052
200,000	Texas Instruments, Inc.		1.7500	05/04/30	169,892
100,000	Texas Instruments, Inc.		4.9000	03/14/33	104,126
600,000	Texas Instruments, Inc.		4.1500	05/15/48	555,348
					26,209,382
	SOFTWARE — 2.1%
2,300,000	Microsoft Corporation		2.5250	06/01/50	1,632,647
2,100,000	Microsoft Corporation		2.9210	03/17/52	1,610,010
1,100,000	Microsoft Corporation		2.6750	06/01/60	762,415
700,000	Microsoft Corporation		3.0410	03/17/62	527,339
1,600,000	Oracle Corporation		3.6000	04/01/50	1,137,716
1,000,000	Oracle Corporation		1.6500	03/25/26	917,483
1,300,000	Oracle Corporation		2.8000	04/01/27	1,210,241
600,000	Oracle Corporation		2.3000	03/25/28	535,809
500,000	Oracle Corporation		4.5000	05/06/28	494,051
300,000	Oracle Corporation		6.1500	11/09/29	317,759
700,000	Oracle Corporation		4.6500	05/06/30	685,493
1,300,000	Oracle Corporation		2.8750	03/25/31	1,119,677

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	SOFTWARE — 2.1% (Continued)
500,000	Oracle Corporation		4.9000	02/06/33	$491,816
1,200,000	Oracle Corporation		3.9000	05/15/35	1,052,397
1,000,000	Oracle Corporation		3.6000	04/01/40	776,429
1,000,000	Oracle Corporation		5.3750	07/15/40	963,232
800,000	Oracle Corporation		3.6500	03/25/41	620,554
900,000	Oracle Corporation		4.1250	05/15/45	709,449
1,000,000	Oracle Corporation		6.9000	11/09/52	1,123,027
900,000	Oracle Corporation		5.5500	02/06/53	864,613
400,000	Oracle Corporation		4.3750	05/15/55	319,798
1,200,000	Oracle Corporation		3.8500	04/01/60	842,456
600,000	Salesforce, Inc.		2.7000	07/15/41	449,381
500,000	Salesforce, Inc.		2.9000	07/15/51	355,643
300,000	Salesforce, Inc.		3.0500	07/15/61	206,038
300,000	VMware, Inc.		1.8000	08/15/28	255,164
300,000	VMware, Inc.		4.7000	05/15/30	288,895
500,000	VMware, Inc.		2.2000	08/15/31	395,794
500,000	Workday, Inc.		3.5000	04/01/27	479,597
300,000	Workday, Inc.		3.7000	04/01/29	282,291
300,000	Workday, Inc.		3.8000	04/01/32	273,479
					21,700,693
	SPECIALTY FINANCE — 0.8%
1,400,000	AerCap Ireland Capital DAC / AerCap Global		2.4500	10/29/26	1,254,849
600,000	AerCap Ireland Capital DAC / AerCap Global		3.6500	07/21/27	558,051
1,200,000	AerCap Ireland Capital DAC / AerCap Global		3.0000	10/29/28	1,045,967
1,200,000	AerCap Ireland Capital DAC / AerCap Global		3.3000	01/30/32	983,245
700,000	Air Lease Corporation		2.2000	01/15/27	626,899
300,000	Air Lease Corporation		3.1250	12/01/30	255,159
400,000	Ally Financial, Inc.		4.7500	06/09/27	379,264
600,000	Ally Financial, Inc.		8.0000	11/01/31	632,786
1,100,000	American Express Company		5.8500	11/05/27	1,150,642
500,000	American Express Company		4.0500	12/03/42	454,120
500,000	Capital One Financial Corporation		3.7500	07/28/26	468,636
400,000	Capital One Financial Corporation		3.7500	03/09/27	374,457
200,000	Capital One Financial Corporation		3.8000	01/31/28	186,644

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	SPECIALTY FINANCE — 0.8% (Continued)
500,000	Synchrony Financial		3.9500	12/01/27	$442,464
					8,813,183
	STEEL — 0.1%
500,000	ArcelorMittal S.A.		6.5500	11/29/27	521,795
300,000	ArcelorMittal S.A.		6.8000	11/29/32	313,991
					835,786
	TECHNOLOGY HARDWARE — 2.4%
500,000	Apple Inc 2.95% 09/11/2049		2.9500	09/11/49	379,378
2,300,000	Apple, Inc.		2.4500	08/04/26	2,192,792
1,200,000	Apple, Inc.		2.0500	09/11/26	1,124,973
200,000	Apple, Inc.		2.2000	09/11/29	179,607
400,000	Apple, Inc.		1.6500	05/11/30	341,282
500,000	Apple, Inc.		1.6500	02/08/31	420,743
200,000	Apple, Inc.		1.7000	08/05/31	167,142
200,000	Apple, Inc.		3.3500	08/08/32	189,556
800,000	Apple, Inc.		4.5000	02/23/36	829,528
500,000	Apple, Inc.		2.3750	02/08/41	375,162
800,000	Apple, Inc.		3.8500	05/04/43	732,125
300,000	Apple, Inc.		4.4500	05/06/44	300,684
700,000	Apple, Inc.		3.4500	02/09/45	597,670
400,000	Apple, Inc.		4.3750	05/13/45	388,479
1,000,000	Apple, Inc.		4.6500	02/23/46	1,006,248
700,000	Apple, Inc.		3.8500	08/04/46	626,488
400,000	Apple, Inc.		3.7500	09/12/47	350,421
700,000	Apple, Inc.		2.6500	05/11/50	497,604
300,000	Apple, Inc.		2.4000	08/20/50	204,369
700,000	Apple, Inc.		2.6500	02/08/51	492,203
500,000	Apple, Inc.		2.7000	08/05/51	353,966
600,000	Apple, Inc.		3.9500	08/08/52	535,643
400,000	Apple, Inc.		2.5500	08/20/60	265,319
500,000	Apple, Inc.		2.8000	02/08/61	339,774
300,000	Apple, Inc.		2.8500	08/05/61	206,751
400,000	Apple, Inc.		4.1000	08/08/62	355,859
500,000	CDW, LLC / CDW Finance Corporation		2.6700	12/01/26	454,628

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	TECHNOLOGY HARDWARE — 2.4% (Continued)
200,000	CDW, LLC / CDW Finance Corporation		3.5690	12/01/31	$167,511
1,300,000	Cisco Systems, Inc.		2.5000	09/20/26	1,236,527
800,000	Cisco Systems, Inc.		5.9000	02/15/39	904,463
700,000	Cisco Systems, Inc.		5.5000	01/15/40	760,597
600,000	Corning, Inc.		4.3750	11/15/57	509,278
1,300,000	Dell International, LLC / EMC Corporation		4.9000	10/01/26	1,299,469
300,000	Dell International, LLC / EMC Corporation		5.2500	02/01/28	303,443
700,000	Dell International, LLC / EMC Corporation		5.3000	10/01/29	706,251
600,000	Dell International, LLC / EMC Corporation		5.7500	02/01/33	606,648
600,000	Dell International, LLC / EMC Corporation(c)		3.3750	12/15/41	425,977
500,000	Dell International, LLC / EMC Corporation(c)		3.4500	12/15/51	329,034
400,000	Hewlett Packard Enterprise Company		6.3500	10/15/45	414,886
300,000	HP, Inc.		1.4500	06/17/26	270,973
400,000	HP, Inc.		3.0000	06/17/27	372,469
500,000	HP, Inc.		4.7500	01/15/28	496,064
400,000	HP, Inc.		4.0000	04/15/29	378,590
400,000	HP, Inc.		3.4000	06/17/30	354,222
400,000	HP, Inc.		2.6500	06/17/31	325,894
300,000	HP, Inc.		4.2000	04/15/32	268,738
400,000	HP, Inc.		5.5000	01/15/33	396,418
300,000	Motorola Solutions, Inc.		4.6000	05/23/29	294,615
600,000	Motorola Solutions, Inc.		2.3000	11/15/30	491,670
					25,222,131
	TECHNOLOGY SERVICES — 1.7%
400,000	Equifax, Inc.		5.1000	12/15/27	404,567
500,000	Equifax, Inc.		2.3500	09/15/31	403,666
500,000	Fidelity National Information Services, Inc.		2.2500	03/01/31	403,953
300,000	Fidelity National Information Services, Inc.		5.1000	07/15/32	295,208
400,000	Fiserv, Inc.		3.2000	07/01/26	381,097
600,000	Fiserv, Inc.		5.4500	03/02/28	614,504
800,000	Fiserv, Inc.		3.5000	07/01/29	744,406
100,000	Fiserv, Inc.		5.6000	03/02/33	104,144
400,000	Fiserv, Inc.		4.4000	07/01/49	341,937
400,000	Global Payments, Inc.		4.8000	04/01/26	395,320

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	TECHNOLOGY SERVICES — 1.7% (Continued)
300,000	Global Payments, Inc.		3.2000	08/15/29	$265,076
400,000	Global Payments, Inc.		2.9000	05/15/30	342,649
200,000	Global Payments, Inc.		2.9000	11/15/31	165,563
400,000	Global Payments, Inc.		5.4000	08/15/32	395,273
200,000	Global Payments, Inc.		5.9500	08/15/52	194,329
1,300,000	International Business Machines Corporation		4.5000	02/06/28	1,301,201
1,200,000	International Business Machines Corporation		3.5000	05/15/29	1,123,960
600,000	International Business Machines Corporation		4.4000	07/27/32	587,710
400,000	International Business Machines Corporation		4.7500	02/06/33	398,799
1,000,000	International Business Machines Corporation		4.2500	05/15/49	865,927
500,000	International Business Machines Corporation		4.9000	07/27/52	467,839
300,000	Leidos, Inc.		4.3750	05/15/30	282,964
300,000	Leidos, Inc.		2.3000	02/15/31	243,201
300,000	Mastercard, Inc.		2.9500	11/21/26	288,448
200,000	Mastercard, Inc.		3.3000	03/26/27	193,814
300,000	Mastercard, Inc.		2.9500	06/01/29	281,962
600,000	Mastercard, Inc.		3.3500	03/26/30	571,133
400,000	Mastercard, Inc.		2.0000	11/18/31	339,543
400,000	Mastercard, Inc.		3.8500	03/26/50	354,811
500,000	PayPal Holdings, Inc.		2.6500	10/01/26	472,965
200,000	PayPal Holdings, Inc.		2.8500	10/01/29	181,282
200,000	PayPal Holdings, Inc.		2.3000	06/01/30	171,973
300,000	PayPal Holdings, Inc.		4.4000	06/01/32	294,130
300,000	PayPal Holdings, Inc.		3.2500	06/01/50	218,133
200,000	PayPal Holdings, Inc.		5.0500	06/01/52	192,306
600,000	RELX Capital, Inc.		4.0000	03/18/29	586,732
300,000	RELX Capital, Inc.		3.0000	05/22/30	269,653
400,000	Visa, Inc.		1.9000	04/15/27	370,700
300,000	Visa, Inc.		2.0500	04/15/30	262,526
500,000	Visa, Inc.		1.1000	02/15/31	401,817
500,000	Visa, Inc.		4.1500	12/14/35	491,887
300,000	Visa, Inc.		2.7000	04/15/40	239,235
700,000	Visa, Inc.		4.3000	12/14/45	680,185
300,000	Visa, Inc.		3.6500	09/15/47	263,044

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	TECHNOLOGY SERVICES — 1.7% (Continued)
400,000	Visa, Inc.		2.0000	08/15/50	$253,578
					18,103,150
	TELECOMMUNICATIONS — 5.0%
3,000,000	AT&T, Inc.		1.7000	03/25/26	2,767,737
3,000,000	AT&T, Inc.		2.7500	06/01/31	2,584,346
3,000,000	AT&T, Inc.		3.5000	09/15/53	2,151,213
3,000,000	AT&T, Inc.		3.5500	09/15/55	2,131,211
3,000,000	AT&T, Inc.		3.6500	09/15/59	2,122,732
300,000	Bell Telephone Company of Canada or Bell Canada		3.6500	08/15/52	234,687
1,000,000	British Telecommunications plc		9.6250	12/15/30	1,257,767
1,300,000	Deutsche Telekom International Finance BV		8.7500	06/15/30	1,586,271
800,000	Orange S.A.		5.5000	02/06/44	847,414
500,000	Rogers Communications, Inc.(c)		3.8000	03/15/32	449,670
400,000	Rogers Communications, Inc.(c)		4.5000	03/15/42	340,591
300,000	Rogers Communications, Inc.		5.0000	03/15/44	272,388
400,000	Rogers Communications, Inc.		4.3500	05/01/49	321,727
700,000	Rogers Communications, Inc.(c)		4.5500	03/15/52	574,773
2,100,000	Telefonica Emisiones S.A.		4.1030	03/08/27	2,031,950
1,200,000	Telefonica Emisiones S.A.		5.5200	03/01/49	1,082,800
600,000	Telefonica Europe BV		8.2500	09/15/30	706,093
800,000	TELUS Corporation		3.4000	05/13/32	707,807
2,300,000	T-Mobile USA, Inc.		2.6250	04/15/26	2,159,405
900,000	T-Mobile USA, Inc.		2.0500	02/15/28	798,238
700,000	T-Mobile USA, Inc.		4.9500	03/15/28	706,490
800,000	T-Mobile USA, Inc.		2.6250	02/15/29	707,311
700,000	T-Mobile USA, Inc.		3.3750	04/15/29	642,260
1,300,000	T-Mobile USA, Inc.		2.8750	02/15/31	1,127,654
1,500,000	T-Mobile USA, Inc.		3.5000	04/15/31	1,357,198
800,000	T-Mobile USA, Inc.		5.2000	01/15/33	813,797
800,000	T-Mobile USA, Inc.		5.0500	07/15/33	804,372
1,200,000	T-Mobile USA, Inc.		3.3000	02/15/51	856,480
1,300,000	T-Mobile USA, Inc.		5.6500	01/15/53	1,338,688
600,000	T-Mobile USA, Inc.		5.8000	09/15/62	621,577
1,400,000	Verizon Communications, Inc.		4.1250	03/16/27	1,385,611

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	TELECOMMUNICATIONS — 5.0% (Continued)
500,000	Verizon Communications, Inc.		3.0000	03/22/27	$476,547
1,200,000	Verizon Communications, Inc.		2.1000	03/22/28	1,071,126
1,100,000	Verizon Communications, Inc.		4.3290	09/21/28	1,086,586
300,000	Verizon Communications, Inc.		3.8750	02/08/29	289,247
1,000,000	Verizon Communications, Inc.		4.0160	12/03/29	959,967
600,000	Verizon Communications, Inc.		3.1500	03/22/30	544,956
600,000	Verizon Communications, Inc.		1.5000	09/18/30	484,940
900,000	Verizon Communications, Inc.		1.7500	01/20/31	723,536
1,400,000	Verizon Communications, Inc.		2.5500	03/21/31	1,190,639
2,000,000	Verizon Communications, Inc.		2.3550	03/15/32	1,639,723
1,300,000	Verizon Communications, Inc.		2.6500	11/20/40	922,973
1,300,000	Verizon Communications, Inc.		3.4000	03/22/41	1,022,907
900,000	Verizon Communications, Inc.		2.8500	09/03/41	652,581
800,000	Verizon Communications, Inc.		4.0000	03/22/50	660,712
1,100,000	Verizon Communications, Inc.		2.8750	11/20/50	730,192
1,200,000	Verizon Communications, Inc.		3.5500	03/22/51	909,711
400,000	Verizon Communications, Inc.		3.8750	03/01/52	321,175
800,000	Verizon Communications, Inc.		3.0000	11/20/60	509,517
1,200,000	Verizon Communications, Inc.		3.7000	03/22/61	892,357
1,600,000	Vodafone Group plc		6.1500	02/27/37	1,718,965
					52,298,615
	TOBACCO & CANNABIS — 1.1%
300,000	Altria Group, Inc.		3.4000	05/06/30	267,319
700,000	Altria Group, Inc.		2.4500	02/04/32	556,462
700,000	Altria Group, Inc.		3.4000	02/04/41	494,145
700,000	Altria Group, Inc.		4.2500	08/09/42	552,102
600,000	Altria Group, Inc.		3.8750	09/16/46	430,110
500,000	Altria Group, Inc.		3.7000	02/04/51	335,318
400,000	Altria Group, Inc.		4.0000	02/04/61	281,564
1,000,000	BAT Capital Corporation		2.2590	03/25/28	867,033

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	TOBACCO & CANNABIS — 1.1% (Continued)
200,000	BAT Capital Corporation		4.9060	04/02/30	$192,940
300,000	BAT Capital Corporation		2.7260	03/25/31	243,320
300,000	BAT Capital Corporation		4.7420	03/16/32	280,117
800,000	BAT Capital Corporation		4.3900	08/15/37	655,292
200,000	BAT Capital Corporation		3.7340	09/25/40	143,723
800,000	BAT Capital Corporation		4.5400	08/15/47	597,793
300,000	BAT Capital Corporation		4.7580	09/06/49	229,463
200,000	BAT Capital Corporation		3.9840	09/25/50	137,350
700,000	BAT International Finance plc		4.4480	03/16/28	671,524
300,000	Philip Morris International, Inc.		4.8750	02/15/28	302,235
400,000	Philip Morris International, Inc.		5.1250	02/15/30	403,607
300,000	Philip Morris International, Inc.		2.1000	05/01/30	251,995
200,000	Philip Morris International, Inc.		1.7500	11/01/30	161,389
400,000	Philip Morris International, Inc.		5.7500	11/17/32	419,817
400,000	Philip Morris International, Inc.		5.3750	02/15/33	407,914
500,000	Philip Morris International, Inc.		6.3750	05/16/38	553,388
300,000	Philip Morris International, Inc.		4.3750	11/15/41	261,050
500,000	Philip Morris International, Inc.		3.8750	08/21/42	401,602
200,000	Philip Morris International, Inc.		4.8750	11/15/43	182,633
400,000	Philip Morris International, Inc.		4.2500	11/10/44	334,298
300,000	Reynolds American, Inc.		5.7000	08/15/35	287,197
700,000	Reynolds American, Inc.		5.8500	08/15/45	631,527
					11,534,227
	TRANSPORTATION & LOGISTICS — 1.4%
900,000	Burlington Northern Santa Fe, LLC		4.5500	09/01/44	854,146
700,000	Burlington Northern Santa Fe, LLC		3.9000	08/01/46	598,727
500,000	Burlington Northern Santa Fe, LLC		3.3000	09/15/51	383,927
400,000	Burlington Northern Santa Fe, LLC		4.4500	01/15/53	376,294
500,000	Canadian National Railway Company		3.8500	08/05/32	479,584
900,000	Canadian Pacific Railway Company		1.7500	12/02/26	821,076
600,000	Canadian Pacific Railway Company		3.1000	12/02/51	430,411
400,000	Canadian Pacific Railway Company		6.1250	09/15/15	427,146
900,000	CSX Corporation		4.2500	03/15/29	891,220
500,000	CSX Corporation		4.1000	03/15/44	441,456

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 75.8% (Continued)
	TRANSPORTATION & LOGISTICS — 1.4% (Continued)
400,000	CSX Corporation		4.3000	03/01/48	$356,054
700,000	FedEx Corporation		4.2500	05/15/30	682,773
200,000	FedEx Corporation		2.4000	05/15/31	169,728
800,000	FedEx Corporation		4.5500	04/01/46	699,804
400,000	FedEx Corporation		4.9500	10/17/48	373,392
400,000	FedEx Corporation		5.2500	05/15/50	390,622
500,000	Norfolk Southern Corporation		4.5500	06/01/53	454,403
500,000	Southwest Airlines Company		5.1250	06/15/27	503,524
900,000	Union Pacific Corporation		2.4000	02/05/30	798,128
500,000	Union Pacific Corporation		4.5000	01/20/33	502,985
500,000	Union Pacific Corporation		3.2000	05/20/41	402,378
700,000	Union Pacific Corporation		3.5000	02/14/53	557,069
600,000	Union Pacific Corporation		3.8390	03/20/60	489,330
300,000	Union Pacific Corporation		3.7500	02/05/70	232,975
500,000	Union Pacific Corporation		3.7990	04/06/71	391,478
500,000	United Parcel Service, Inc.		4.4500	04/01/30	506,481
400,000	United Parcel Service, Inc.		4.2500	03/15/49	365,147
400,000	United Parcel Service, Inc.		5.3000	04/01/50	430,242
200,000	United Parcel Service, Inc.		5.0500	03/03/53	206,132
					14,216,632
	TRANSPORTATION EQUIPMENT — 0.1%
500,000	Cummins, Inc.		1.5000	09/01/30	413,800
600,000	Westinghouse Air Brake Technologies Corporation		3.4500	11/15/26	571,639
					985,439
	WHOLESALE - CONSUMER STAPLES — 0.2%
400,000	Archer-Daniels-Midland Company		3.2500	03/27/30	375,740
600,000	Archer-Daniels-Midland Company		2.9000	03/01/32	534,410
500,000	Bunge Ltd. Finance Corporation		2.7500	05/14/31	428,846
500,000	Sysco Corporation		3.1500	12/14/51	349,452
					1,688,448

	TOTAL CORPORATE BONDS (Cost $791,015,490)				795,264,587

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 18.3%
	MONEY MARKET FUNDS - 18.3%
192,383,141	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.73% (Cost $192,383,141)(d)	$192,383,141

	TOTAL INVESTMENTS - 97.2% (Cost $1,016,383,511)	$1,020,626,728
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.8%	29,241,249
	NET ASSETS - 100.0%	$1,049,867,977

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
750	CBOT 10 Year US Treasury Note	06/21/2023	$86,402,250	$374,171
185	Ultra 10-Year US Treasury Note Futures	06/21/2023	22,468,805	45,321
	TOTAL FUTURES CONTRACTS			$419,492

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

SOFRINDX	Secured Overnight Financing Rate Index

TSFR3M	US Treasury Secured Overnight Financing Note Maturity 3 Months

US0003M	ICE LIBOR USD 3 Month

(a)	Variable rate security; the rate shown represents the rate on April 30, 2023.

(b)	Percentage rounds to less than 0.1%.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the total market value of 144A securities is $19,402,169 or 1.8% of net assets.

(d)	Rate disclosed is the seven-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF SECURITIES SOLD SHORT (Unaudited) (Continued)
April 30, 2023

OPEN CREDIT DEFAULT SWAP AGREEMENTS (1)

OPEN CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION (2)

		Termination	Interest Rate	Notional Value at		Upfront	Unrealized
Reference Entity	Counterparty	Date	Payable	April 30, 2023	Value	Premiums Paid	Appreciation
CDX North American High Yield Series 39	GS	12/20/2027	5.00%	$99,000,000	$2,563,539	$(49,138)	$2,612,677
TOTAL OPEN CREDIT DEFAULT SWAP					$2,563,539	$(49,138)	$2,612,677

GS - Goldman Sachs

(1)	For centrally cleared swaps, the notional amounts represent the maximum potential the Fund may pay/receive as a seller/buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the reference entity.

(2)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 63.7%
	AEROSPACE & DEFENSE — 2.0%
1,000,000	Northrop Grumman Corporation		3.2500	08/01/23	$994,200

	AUTOMOTIVE — 3.0%
1,500,000	American Honda Finance Corporation(a)	US0003M + 0.420%	5.4280	09/08/23	1,498,005

	BANKING — 9.0%
1,000,000	First Horizon National Corporation		3.5500	05/26/23	995,731
1,500,000	JPMorgan Chase & Company(b)	US0003M + 0.890%	3.7970	07/23/24	1,493,550
1,000,000	Toronto-Dominion Bank(a)	SOFRRATE + 0.355%	5.0890	03/04/24	996,533
1,000,000	Westpac Banking Corporation(a)	US0003M + 0.720%	5.5840	05/15/23	1,000,086
					4,485,900
	BEVERAGES — 4.0%
2,000,000	Coca-Cola Europacific Partners plc(c)		0.5000	05/05/23	1,999,183

	BIOTECH & PHARMA — 2.0%
1,000,000	AstraZeneca plc(a)	US0003M + 0.665%	5.5420	08/17/23	1,000,727

	ELECTRIC UTILITIES — 4.3%
1,123,000	Dominion Energy, Inc.(a)	US0003M + 0.530%	5.3960	09/15/23	1,122,152
1,035,000	Duke Energy Corporation(a)	SOFRRATE + 0.250%	5.0020	06/10/23	1,034,850
					2,157,002
	FOOD — 2.8%
1,425,000	Danone S.A.(c)		2.5890	11/02/23	1,405,941

	HEALTH CARE FACILITIES & SERVICES — 7.9%
1,000,000	Aetna, Inc.		2.8000	06/15/23	996,848
2,000,000	Cigna Corporation(a)	US0003M + 0.890%	6.1500	07/15/23	2,000,825
1,000,000	McKesson Corporation		3.7960	03/15/24	986,919
					3,984,592
	INSTITUTIONAL FINANCIAL SERVICES — 2.0%
1,000,000	Credit Suisse Group A.G.		3.8000	06/09/23	992,100

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 63.7% (Continued)
	LEISURE FACILITIES & SERVICES — 5.0%
1,000,000	Hyatt Hotels Corporation		1.3000	10/01/23	$985,301
1,500,000	Starbucks Corporation(a)	SOFRINDX + 0.420%	5.1160	02/14/24	1,499,294
					2,484,595
	MEDICAL EQUIPMENT & DEVICES — 3.9%
2,000,000	PerkinElmer, Inc.		0.5500	09/15/23	1,965,780

	OIL & GAS PRODUCERS — 7.9%
1,000,000	Chevron USA, Inc.(a)	US0003M + 0.200%	5.0730	08/11/23	1,000,026
1,000,000	Enbridge, Inc.(a)	SOFRINDX + 0.630%	5.3320	02/16/24	997,374
1,000,000	Phillips 66		0.9000	02/15/24	966,737
1,000,000	Spectra Energy Partners, L.P.		4.7500	03/15/24	993,657
					3,957,794
	SOFTWARE — 3.9%
1,000,000	Oracle Corporation		3.6250	07/15/23	996,490
1,000,000	VMware, Inc.		0.6000	08/15/23	986,268
					1,982,758
	SPECIALTY FINANCE — 2.0%
1,000,000	American Express Company(a)	US0003M + 0.750%	5.5460	08/03/23	1,000,179

	TECHNOLOGY HARDWARE — 2.0%
1,000,000	Hewlett Packard Enterprise Company		4.4500	10/02/23	994,805

	TECHNOLOGY SERVICES — 2.0%
1,000,000	Global Payments, Inc.		3.7500	06/01/23	998,087

	TOTAL CORPORATE BONDS (Cost $31,956,504)				31,901,648

	U.S. GOVERNMENT & AGENCIES — 2.0%
	GOVERNMENT SPONSORED — 2.0%
1,000,000	Federal Farm Credit Banks Funding Corporation(a)	SOFRRATE + 0.075%	4.8850	09/03/24	1,000,535
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,000,000)

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 29.5%
	MONEY MARKET FUNDS - 29.5%
12,796,730	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.73%(d)	$12,796,730
2,000,000	Federated Hermes Institutional Prime Obligations, Institutional Class, 4.87%(d)	2,000,400
	TOTAL MONEY MARKET FUNDS (Cost $14,796,730)	14,797,130

	TOTAL SHORT-TERM INVESTMENTS (Cost $14,796,730)	14,797,130

	TOTAL INVESTMENTS - 95.2% (Cost $47,753,234)	$47,699,313
	OTHER ASSETS IN EXCESS OF LIABILITIES- 4.8%	2,397,650
	NET ASSETS - 100.0%	$50,096,963

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
238	CME E-Mini Standard & Poor’s 500 Index Future	06/16/2023	$49,843,150	$538,825
	TOTAL FUTURES CONTRACTS

LP	- Limited Partnership

PLC	- Public Limited Company

S/A	- Société Anonyme

SOFRINDX	Secured Overnight Financing Rate Index

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Variable rate security; the rate shown represents the rate on April 30, 2023.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the total market value of 144A securities is $3,405,124 or 6.8% of net assets.

(d)	Rate disclosed is the seven-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 86.0%
	AEROSPACE & DEFENSE — 1.2%
750,000	Huntington Ingalls Industries, Inc.		0.6700	08/16/23	$739,061

	ASSET MANAGEMENT — 2.5%
1,500,000	Charles Schwab Corporation(a)	SOFRRATE + 0.500%	5.2830	03/18/24	1,484,428

	AUTOMOTIVE — 2.6%
1,563,000	American Honda Finance Corporation(a)	US0003M + 0.420%	5.4280	09/08/23	1,560,921

	BANKING — 15.3%
1,000,000	Bank of Nova Scotia(a)	SOFRRATE + 0.380%	5.1850	07/31/24	994,430
1,110,000	Canadian Imperial Bank of Commerce(a)	US0003M + 0.660%	5.8140	09/13/23	1,111,598
2,400,000	CIT Group, Inc.(b)	SOFRRATE + 3.827%	3.9290	06/19/24	2,371,049
500,000	Credit Suisse A.G.		1.0000	05/05/23	499,063
1,273,000	First Horizon National Corporation		3.5500	05/26/23	1,267,565
1,000,000	HSBC Holdings plc(b)	US0003M + 1.211%	3.8030	03/11/25	979,616
1,000,000	JPMorgan Chase & Company(b)	US0003M + 0.890%	3.7970	07/23/24	995,700
1,000,000	Royal Bank of Canada(a)	SOFRINDX + 0.300%	5.1040	01/19/24	997,343
					9,216,364
	BIOTECH & PHARMA — 1.7%
1,000,000	AstraZeneca plc(a)	US0003M + 0.665%	5.5420	08/17/23	1,000,727

	CONSTRUCTION MATERIALS — 2.4%
1,500,000	Carlisle Companies, Inc.		0.5500	09/01/23	1,471,994

	ELEC & GAS MARKETING & TRADING — 2.5%
1,500,000	Centrica plc(c)		4.0000	10/16/23	1,489,729

	ELECTRIC UTILITIES — 5.0%
2,000,000	Dominion Energy, Inc.(a)	US0003M + 0.530%	5.3960	09/15/23	1,998,489
1,000,000	Florida Power & Light Company(a)	SOFRINDX + 0.380%	5.1860	01/12/24	996,093
					2,994,582

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 86.0% (Continued)
	FOOD — 2.9%
750,000	Conagra Brands, Inc.		0.5000	08/11/23	$739,811
1,000,000	Conagra Brands, Inc.		4.3000	05/01/24	990,084
					1,729,895
	HEALTH CARE FACILITIES & SERVICES — 5.7%
1,000,000	Aetna, Inc.		2.8000	06/15/23	996,848
1,000,000	AmerisourceBergen Corporation		3.4000	05/15/24	981,679
1,500,000	McKesson Corporation		3.7960	03/15/24	1,480,379
					3,458,906
	INSTITUTIONAL FINANCIAL SERVICES — 4.9%
2,000,000	Credit Suisse Group A.G.		3.8000	06/09/23	1,984,200
1,000,000	JPMorgan Chase Financial Company, LLC		2.5000	05/01/23	1,000,000
					2,984,200
	INSURANCE — 2.6%
1,592,000	Reliance Standard Life Global Funding II(c)		3.8500	09/19/23	1,579,871

	LEISURE FACILITIES & SERVICES — 4.9%
1,000,000	Hyatt Hotels Corporation		1.3000	10/01/23	985,301
2,000,000	Starbucks Corporation(a)	SOFRINDX + 0.420%	5.1160	02/14/24	1,999,059
					2,984,360
	MEDICAL EQUIPMENT & DEVICES — 1.6%
1,000,000	PerkinElmer, Inc.		0.5500	09/15/23	982,890

	METALS & MINING — 0.8%
500,000	Glencore Funding, LLC(c)		4.1250	05/30/23	499,426

	OIL & GAS PRODUCERS — 12.8%
1,238,000	Chevron Corporation		2.8950	03/03/24	1,219,465
2,000,000	Chevron USA, Inc.(a)	US0003M + 0.200%	5.0730	08/11/23	2,000,051
1,500,000	Enbridge, Inc.(a)	SOFRINDX + 0.630%	5.3320	02/16/24	1,496,061
1,000,000	Pioneer Natural Resources Company		0.5500	05/15/23	998,345
2,000,000	Spectra Energy Partners, L.P.		4.7500	03/15/24	1,987,314
					7,701,236

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 86.0% (Continued)
	RETAIL - DISCRETIONARY — 1.9%
1,170,000	TJX Companies, Inc.		2.5000	05/15/23	$1,168,988

	SEMICONDUCTORS — 1.6%
1,000,000	Skyworks Solutions, Inc.		0.9000	06/01/23	996,033

	SOFTWARE — 1.5%
900,000	VMware, Inc.		0.6000	08/15/23	887,642

	SPECIALTY FINANCE — 1.7%
1,030,000	American Express Company(a)	US0003M + 0.750%	5.5460	08/03/23	1,030,184

	TECHNOLOGY SERVICES — 5.3%
1,250,000	Global Payments, Inc.		3.7500	06/01/23	1,247,609
2,000,000	International Business Machines Corporation		3.6250	02/12/24	1,977,935
					3,225,544
	TELECOMMUNICATIONS — 1.7%
1,000,000	AT&T, Inc.(a)	SOFRRATE + 0.640%	5.4630	03/25/24	998,384

	TOBACCO & CANNABIS — 2.9%
750,000	Altria Group, Inc.		4.0000	01/31/24	743,117
1,000,000	Reynolds American, Inc.		4.8500	09/15/23	997,135
					1,740,252

	TOTAL CORPORATE BONDS (Cost $52,036,455)				51,925,618

	U.S. GOVERNMENT & AGENCIES — 8.2%
	GOVERNMENT SPONSORED — 3.3%
1,000,000	Federal Farm Credit Banks Funding Corporation(a)	SOFRRATE + 0.075%	4.8850	09/03/24	1,000,535
1,000,000	Federal Farm Credit Banks Funding Corporation(a)	FEDL01 + 0.100%	4.9300	01/24/25	1,000,111
					2,000,646

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 8.2% (Continued)
	U.S. TREASURY BILLS — 4.9%
3,000,000	United States Treasury Bill(d)		4.8600	06/13/23	$2,982,509

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $4,982,725)				4,983,155

	CERTIFICATE OF DEPOSIT — 1.7%
1,000,000	Toronto-Dominion Bank		5.2200	03/25/24	1,000,838

	TOTAL CERTIFICATE OF DEPOSIT (Cost $1,000,000)				1,000,838

	COMMERCIAL PAPER — 3.3%
2,000,000	Hilltop Securities Incorporated		0.0000	05/10/23	1,996,915

	TOTAL COMMERCIAL PAPER (Cost $1,996,915)				1,996,915

Shares
	SHORT-TERM INVESTMENTS — 2.6%
	MONEY MARKET FUND - 2.6%
1,570,366	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.73% (Cost $1,570,366)(e)				1,570,366

	TOTAL INVESTMENTS - 101.8% (Cost $61,586,461)				$61,476,892
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.8)%				(1,076,569)
	NET ASSETS - 100.0%				$60,400,323

LLC	- Limited Liability Company

LP	- Limited Partnership

PLC	- Public Limited Company

FEDL01	Federal Reserve Bank Institution Oversight

SOFRRATE	United States SOFR Secured Overnight Financing Rate

SOFRINDX	Secured Overnight Financing Rate Index

US0003M	ICE LIBOR USD 3 Month

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Variable rate security; the rate shown represents the rate on April 30, 2023.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the total market value of 144A securities is $3,569,026 or 5.9% of net assets.

(d)	Zero coupon bond; rate disclosed is the effective yield as of April 30, 2023.

(e)	Rate disclosed is the seven-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2023

	Navigator
	Equity Hedged		Navigator Tactical
	Fund		Fixed Income Fund
Assets:
Investments in Securities at Cost (including affiliated securities of $0 and $105,747,125, respectively)	$27,801,750		$7,764,187,003
Investments in Securities at Value (including affiliated securities of $0 and $101,109,121, respectively)	$28,990,949	(a)	$7,752,697,123	(a)
Cash	—		26,479,583
Deposits with Broker for Futures and Options Contracts with Goldman Sachs	—		92,053,665
Deposits with Broker for Option Contracts with Pershing	403,337		391
Deposit with Broker for Swaps with Morgan Stanley	—		25,870,752
Dividends and Interest Receivable	9,522		21,641,625
Receivable for Securities Lending Income	3,369		—
Receivable for Fund Shares Sold	12		5,264,023
Receivable for Investments Sold	—		150,368,797
Premiums Paid for Swap Contracts	—		50,335,595
Unrealized Appreciation on Swap Contracts	—		22,944,769
Unrealized Appreciation on Futures Contracts	—		20,178,845
Prepaid Expenses and Other Assets	23,222		39,784
Total Assets	29,430,411		8,167,874,952

Liabilities:
Collateral on Securities Loaned	1,368,175		884,483,080
Option Contracts Written at Value (premiums received of $707,139 and $0, respectively)	475,370		—
Accrued Advisory Fees	4,750		4,309,310
Payable to Related Parties	2,582		179,052
Payable for Fund Shares Redeemed	—		5,906,593
Accrued Distribution Fees	417		28,960
Payable with Broker for Swaps with Goldman Sachs	—		5,881,387
Unrealized Depreciation on Swap Contracts	—		4,128,552
Payable for Securities Purchased	—		606,373,005
Accrued Expenses and Other Liabilities	13,304		863,940
Total Liabilities	1,864,598		1,512,153,879

Net Assets	$27,565,813		$6,655,721,073

Composition of Net Assets:
At April 30, 2023, Net Assets consisted of:
Paid-in-Capital	$32,391,785		$7,250,763,433
Accumulated Losses	(4,825,972)		(595,042,360)
Net Assets	$27,565,813		$6,655,721,073

Net Asset Value Per Share
Class A Shares:
Net Assets	$823,079		$47,733,661
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	95,029		4,940,484

Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$8.66		$9.66
Maximum Offering Price Per Share (Maximum sales charge of 5.50% and 3.75%, respectively)	$9.16		$10.04

Class C Shares:
Net Assets	$304,707		$23,289,222
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	38,506		2,416,228
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$7.91		$9.64

Class I Shares:
Net Assets	$26,438,027		$6,584,698,190
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,073,847		681,113,926
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.60		$9.67

(a)	Includes loaned securities with a value of $1,336,715 and $ 909,053,486 respectively.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2023

	Navigator Tactical	Navigator	Navigator Ultra
	Investment Grade	Tactical U.S.	Short Bond
	Bond Fund	Allocation Fund	Fund

Assets:
Investments in Securities at Cost	$1,016,383,511	$47,753,234	$61,586,461
Investments in Securities at Value	$1,020,626,728	$47,699,313	$61,476,892
Cash	130,338	—	12,500
Cash Collateral for Swaps	14,015,613	—	—
Dividends and Interest Receivable	9,261,745	309,363	418,350
Deposits with Broker for Futures Contracts with Goldman Sachs	3,505,516	3,599,656	—
Unrealized Appreciation on Swap Contracts	2,612,677	—	—
Unrealized Appreciation on Futures Contracts	419,492	538,825	—
Receivable for Fund Shares Sold	885,580	—	—
Prepaid Expenses and Other Assets	61,198	251	18,451
Total Assets	1,051,518,887	52,147,408	61,926,193

Liabilities:
Payable for Fund Shares Redeemed	906,464	—	—
Accrued Advisory Fees	686,135	34,594	1,839
Premiums Received for Swap Contracts	49,138	—	—
Payable to Related Parties	989	5,574	18,429
Payable for Securities Purchased	—	1,999,600	1,494,885
Accrued Expenses and Other Liabilities	8,184	10,677	10,717
Total Liabilities	1,650,910	2,050,445	1,525,870

Net Assets	$1,049,867,977	$50,096,963	$60,400,323

Composition of Net Assets:
At April 30, 2023, Net Assets consisted of:
Paid-in-Capital	$1,096,600,509	$54,938,479	$60,238,826
Accumulated Earnings (Losses)	(46,732,532)	(4,841,516)	161,497
Net Assets	$1,049,867,977	$50,096,963	$60,400,323

Net Asset Value Per Share
Class A Shares:
Net Assets			$5,828
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)			560
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share			$10.41
Maximum Offering Price Per Share (Maximum sales charge of 3.75%)			$10.82

Class I Shares:
Net Assets	$1,049,867,977	$50,096,963	$60,394,495
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	116,142,950	5,502,152	6,009,308
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$9.04	$9.10	$10.05

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2023

	Navigator Equity	Navigator Tactical Fixed
	Hedged Fund	Income Fund
Investment Income:
Dividend Income (including income on affiliated securities of $0, and $1,485,922, respectively)	$249,329	$41,599,667
Interest Income	49,724	106,866,055
Securities Lending - net	47,226	1,034,789
Total Investment Income	346,279	149,500,511

Expenses:
Investment Advisory Fees	109,436	27,277,643
Distribution Fees:
Class A	983	60,134
Class C	1,493	120,705
Registration & Filing Fees	34,712	121,493
Administration Fees	29,982	465,773
Third Party Administrative Servicing Fees	24,055	3,762,374
Transfer Agent Fees	14,299	558,583
Trustees’ Fees	11,043	11,043
Chief Compliance Officer Fees	9,448	52,315
Audit Fees	8,679	10,165
Legal Fees	6,642	6,469
Custody Fees	2,652	318,310
Insurance Expense	1,488	34,712
Printing Expense	191	139,779
Miscellaneous Expenses	270	4,378
Total Expenses	255,373	32,943,876
Less: Expenses waived or fees reimbursed by Advisor for Affiliated Holdings	—	(404,677)
Less: Expenses waived or fees reimbursed by the Advisor	(92,478)	—
Net Expenses	162,895	32,539,199
Net Investment Income	183,384	116,961,312

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments (including loss on affiliated securities of $0 and $(4,995), respectively)	95,401	(19,492,049)
Securities Sold Short	(228,329)	—
Futures Contracts	—	127,568,726
Swap Contracts	—	86,889,493
Options Purchased	(5,424,090)	(13,323,998)
Options Written	5,846,044	283,596
	289,026	181,925,768

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including gain (loss) on affiliated securities of $0, and $3,925,400, respectively)	1,086,380	68,306,191
Futures Contracts	—	18,836,420
Swap Contracts	—	28,100,878
Options Purchased	(190,549)	(2,565,066)
Options Written	128,476	—
	1,024,307	112,678,423

Net Realized and Unrealized Gain on Investments	1,313,333	294,604,191

Net Increase in Net Assets Resulting From Operations	$1,496,717	$411,565,503

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS (Unaudited) (Continued)
For the Six Months Ended April 30, 2023

	Navigator Tactical	Navigator Tactical
	Investment Grade	U.S. Allocation	Navigator Ultra
	Bond Fund	Fund	Short Bond Fund
Investment Income:
Dividend Income	$461,784	$—	$—
Interest Income	23,476,152	1,052,553	1,251,784
Total Investment Income	23,937,936	1,052,553	1,251,784

Expenses:
Investment Advisory Fees	4,351,054	201,788	82,771
Distribution Fees:
Class A	—	—	9
Third Party Administrative Servicing Fees	350,355	—	1,107
Administration Fees	225,267	35,164	40,747
Transfer Agent Fees	145,674	9,917	9,843
Registration & Filing Fees	52,068	1,488	10,413
Custody Fees	42,156	1,583	5,860
Printing Expense	42,151	2,976	1,407
Chief Compliance Officer Fees	18,260	9,660	11,776
Audit Fees	10,033	9,421	9,125
Legal Fees	7,770	6,472	7,810
Trustees’ Fees	7,189	11,043	7,189
Insurance Expense	5,951	1,488	1,488
Miscellaneous Expenses	2,349	147	2,348
Total Expenses	5,260,277	291,147	191,893
Less: Expenses waived or fees reimbursed/recaptured by the Advisor	(89,137)	(51,261)	(81,451)
Net Expenses	5,171,140	239,886	110,442
Net Investment Income	18,766,796	812,667	1,141,342

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	3,313,528	(35,151)	(937)
Futures Contracts	(890,284)	2,891,317	—
Swap Contracts	(70,137)	—	—
	2,353,107	2,856,166	(937)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,358,199	187,911	262,346
Futures Contracts	419,492	264,775	—
Swap Contracts	2,612,677	—	—
	7,390,368	452,686	262,346

Net Realized and Unrealized Gain on Investments	9,743,475	3,308,852	261,409

Net Increase in Net Assets Resulting From Operations	$28,510,271	$4,121,519	$1,402,751

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Six Months	For the Year
	Ended	Ended
	April 30, 2023	October 31, 2022
	(Unaudited)
Operations:
Net Investment Income	$183,384	$298,517
Net Realized Gain (Loss) on Investments, Securities Sold Short and Options	289,026	(6,464,040)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short and Options	1,024,307	(967,056)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,496,717	(7,132,579)

Distributions to Shareholders:
Class A	(4,946)	(182,018)
Class C	(1,518)	(48,179)
Class I	(198,059)	(5,292,747)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(204,523)	(5,522,944)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	30,339	681,687
Class C	750	52,089
Class I	1,814,497	10,680,605
Distributions Reinvested:
Class A	2,441	83,330
Class C	1,518	48,180
Class I	185,718	5,083,206
Cost of Shares Redeemed:
Class A	(7,737)	(704,607)
Class C	(48)	(25,007)
Class I	(6,324,499)	(10,862,296)
Net Increase (Decrease) in Net Assets Resulting from Shares of Beneficial Interest	(4,297,021)	5,037,187

Decrease in Net Assets	(3,004,827)	(7,618,336)

Net Assets:
Beginning of Period	30,570,640	38,188,976
End of Period	$27,565,813	$30,570,640

SHARE ACTIVITY
Class A:
Shares Sold	3,528	67,767
Shares Reinvested	293	8,424
Shares Redeemed	(909)	(78,347)
Net increase (decrease) in shares of beneficial interest outstanding	2,912	(2,156)

Class C:
Shares Sold	95	6,000
Shares Reinvested	200	5,294
Shares Redeemed	(6)	(2,849)
Net increase in shares of beneficial interest outstanding	289	8,445

Class I:
Shares Sold	212,182	1,174,297
Shares Reinvested	22,457	519,582
Shares Redeemed	(745,293)	(1,221,436)
Net increase (decrease) in shares of beneficial interest outstanding	(510,654)	472,443

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Fixed Income Fund
	For the Six Months	For the Year
	Ended	Ended
	April 30, 2023	October 31, 2022
	(Unaudited)
Operations:
Net Investment Income	$116,961,312	$58,450,355
Net Realized Gain (Loss) on Investments, Securities Sold Short, Futures Contracts, Swaps, and Options Written	181,925,768	(704,182,956)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Futures Contracts, Swaps, and Options Written	112,678,423	(126,448,057)
Net Increase (Decrease) in Net Assets Resulting from Operations	411,565,503	(772,180,658)

Distributions to Shareholders:
Class A	(1,025,929)	(3,627,577)
Class C	(420,528)	(1,612,492)
Class I	(148,001,183)	(504,769,616)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(149,447,640)	(510,009,685)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	4,029,494	23,779,497
Class C	846,731	8,744,471
Class I	742,185,452	2,400,518,303
Distributions Reinvested:
Class A	1,008,126	3,552,527
Class C	398,369	1,509,687
Class I	97,081,148	451,156,987
Cost of Shares Redeemed:
Class A	(7,017,976)	(30,911,534)
Class C	(5,246,023)	(9,075,490)
Class I	(1,072,281,048)	(3,453,199,349)
Net Decrease in Net Assets Resulting from Shares of Beneficial Interest	(238,995,727)	(603,924,901)

Increase (Decrease) in Net Assets	23,122,136	(1,886,115,244)

Net Assets:
Beginning of Period	6,632,598,937	8,518,714,181
End of Period	$6,655,721,073	$6,632,598,937

SHARE ACTIVITY
Class A:
Shares Sold	422,573	2,339,379
Shares Reinvested	106,991	344,300
Shares Redeemed	(735,808)	(3,139,663)
Net decrease in shares of beneficial interest outstanding	(206,244)	(455,984)

Class C:
Shares Sold	89,036	865,171
Shares Reinvested	42,398	145,671
Shares Redeemed	(555,194)	(922,275)
Net increase (decrease) in shares of beneficial interest outstanding	(423,760)	88,567

Class I:
Shares Sold	77,885,850	237,842,595
Shares Reinvested	10,297,442	43,600,884
Shares Redeemed	(112,641,561)	(346,943,407)
Net decrease in shares of beneficial interest outstanding	(24,458,269)	(65,499,928)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Investment Grade Bond Fund
	For the Six Months	For the Year
	Ended	Ended
	April 30, 2023	October 31, 2022
	(Unaudited)
Operations:
Net Investment Income	$18,766,796	$9,636,334
Net Realized Gain (Loss) on Investments, Swaps and Futures Contracts	2,353,107	(60,150,065)
Net Change in Unrealized Appreciation on Investments	7,390,368	508,563
Net Increase (Decrease) in Net Assets Resulting from Operations	28,510,271	(50,005,168)

Distributions to Shareholders:
Class l	(16,524,263)	(8,153,109)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(16,524,263)	(8,153,109)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class I	142,710,850	1,309,023,297
Distributions Reinvested:
Class I	15,549,410	7,680,578
Cost of Shares Redeemed:
Class I	(131,382,458)	(297,004,183)
Net Increase in Net Assets Resulting from Shares of Beneficial Interest	26,877,802	1,019,699,692

Increase in Net Assets	38,863,810	961,541,415

Net Assets:
Beginning of Period	1,011,004,167	49,462,752
End of Period	$1,049,867,977	$1,011,004,167

SHARE ACTIVITY
Class I:
Shares Sold	15,818,342	139,725,351
Shares Reinvested	1,727,813	860,932
Shares Redeemed	(14,541,120)	(32,451,962)
Net increase in shares of beneficial interest outstanding	3,005,035	108,134,321

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical U.S. Allocation Fund
	For the Six Months	For the Year
	Ended	Ended
	April 30, 2023	October 31, 2022
	(Unaudited)
Operations:
Net Investment Income	$812,667	$124,495
Net Realized Gain (Loss) on Investments and Futures	2,856,166	(6,689,444)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Futures	452,686	(1,699,907)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,121,519	(8,264,856)

Distributions to Shareholders:
Class l	(648,608)	(4,301,785)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(648,608)	(4,301,785)

Beneficial Interest Transactions:
Distributions Reinvested:
Class I	648,607	4,301,785
Net Increase in Net Assets Resulting from Shares of Beneficial Interest	648,607	4,301,785

Increase (Decrease) in Net Assets	4,121,518	(8,264,856)

Net Assets:
Beginning of Period	45,975,445	54,240,301
End of Period	$50,096,963	$45,975,445

Class I:
Shares Reinvested	75,645	426,506
Net increase in shares of beneficial interest outstanding	75,645	426,506

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Ultra Short Bond Fund
	For the Six Months	For the Year
	Ended	Ended
	April 30, 2023	October 31, 2022
	(Unaudited)
Operations:
Net Investment Income	$1,141,342	$645,402
Net Realized Loss on Investments	(937)	(125,434)
Net Change in Unrealized Appreciation (Depreciation) on Investments	262,346	(359,833)
Net Increase in Net Assets Resulting from Operations	1,402,751	160,135

Distributions to Shareholders:
Class A	(127)	(123)
Class I	(900,311)	(597,877)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(900,438)	(598,000)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class I	6,870,983	2,409,686
Distributions Reinvested:
Class A	126	123
Class I	864,782	582,757
Cost of Shares Redeemed:
Class A	(5,124)	(12,670)
Class I	(1,797,052)	(1,762,663)
Net Increase in Net Assets Resulting from Shares of Beneficial Interest	5,933,715	1,217,233

Increase in Net Assets	6,436,028	779,368

Net Assets:
Beginning of Period	53,964,295	53,184,927
End of Period	$60,400,323	$53,964,295

SHARE ACTIVITY
Class A:
Shares Reinvested	12	12
Shares Redeemed	(495)	(1,227)
Net decrease in shares of beneficial interest outstanding	(483)	(1,215)

Class I:
Shares Sold	686,878	241,371
Shares Reinvested	86,813	58,518
Shares Redeemed	(179,596)	(176,614)
Net increase in shares of beneficial interest outstanding	594,095	123,275

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Equity Hedged Fund - Class A
	For the		For the	For the	For the	For the	For the		For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended
	April 30, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018*		September 30, 2018
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$8.30		$11.88	$9.07	$8.32	$8.26	$8.93		$9.78
From Operations:
Net investment income (loss) (a)(c)(d)	0.04		0.06	0.00 (e)	0.07	0.08	(0.01)		0.01
Net gain (loss) from securities (both realized and unrealized)	0.37		(2.00)	2.84	0.75	0.08	(0.66)		0.39
Total from operations	0.41		(1.94)	2.84	0.82	0.16	(0.67)		0.40
Distributions to shareholders from:
Net investment income	(0.05)		(0.05)	(0.03)	(0.07)	(0.10)	—		(0.01)
Net realized gains	—		(1.59)	—	—	—	—		(1.24)
Total distributions	(0.05)		(1.64)	(0.03)	(0.07)	(0.10)	—		(1.25)

Net Asset Value, End of Period/Year	$8.66		$8.30	$11.88	$9.07	$8.32	$8.26		$8.93

Total Return (b)	5.01	% (g)	(18.52)%	31.38%	9.93%	2.03%	(7.50	)% (g)	4.22%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$823		$764	$1,120	$732	$745	$773		$812
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.98	% (f)	1.82%	1.86%	1.75%	1.63%	1.59	% (f)	1.48%
net of waivers/reimbursement (c)	1.35	% (f)	1.35%	1.34%	1.32%	1.31%	1.33	% (f)	1.31%
Ratio of net investment income (loss) to average net assets (c)(d)	0.99	% (f)	0.62%	0.04%	0.77%	0.95%	(0.67	)% (f)	0.11%
Portfolio turnover rate	255	% (g)	728%	583%	498%	470%	33	% (g)	490%

	Navigator Equity Hedged Fund - Class C
	For the		For the	For the	For the	For the	For the		For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended
	April 30, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018*		September 30, 2018
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$7.60		$11.07	$8.49	$7.81	$7.78	$8.42		$9.41
From Operations:
Net investment income (loss) (a)(c)(d)	0.01		(0.01)	(0.07)	0.00 (e)	0.02	(0.01)		0.00 (e)
Net gain (loss) from securities (both realized and unrealized)	0.34		(1.84)	2.65	0.71	0.08	(0.63)		0.29
Total from operations	0.35		(1.85)	2.58	0.71	0.10	(0.64)		0.29

Distributions to shareholders from:
Net Investment Income	(0.04)		(0.03)	—	(0.03)	(0.07)	—		(0.04)
Net realized gains	—		(1.59)	—	—	—	—		(1.24)
Total distributions	(0.04)		(1.62)	—	(0.03)	(0.07)	—		(1.28)

Net Asset Value, End of Period/Year	$7.91		$7.60	$11.07	$8.49	$7.81	$7.78		$8.42

Total Return (b)	4.62	% (g)	(19.09)%	30.39%	9.06%	1.38%	(7.60	)% (g)	3.31%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$305		$290	$330	$283	$343	$446		$484
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	2.73	% (f)	2.57%	2.61%	2.50%	2.38%	2.34	% (f)	2.27%
net of waivers/reimbursement (c)	2.10	% (f)	2.10%	2.09%	2.07%	2.06%	2.08	% (f)	2.06%
Ratio of net investment income (loss) to average net assets (c)(d)	0.24	% (f)	(0.13)%	(0.67)%	0.02%	0.25%	(1.42	)% (f)	0.01%
Portfolio turnover rate	255	% (g)	728%	583%	498%	470%	33	% (g)	490%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Per share amount represents less than $0.01 per share.

(f)	Annualized.

(g)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Equity Hedged Fund - Class I
	For the		For the	For the	For the	For the	For the		For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended
	April 30, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018*		September 30, 2018
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$8.23		$11.81	$9.02	$8.27	$8.19	$8.86		$9.84
From Operations:
Net investment income (loss) (a)(c)(d)	0.05		0.08	0.04	0.09	0.10	(0.00	) (g)	0.09
Net gain (loss) from securities (both realized and unrealized)	0.38		(2.00)	2.81	0.75	0.09	(0.67)		0.31
Total from operations	0.43		(1.92)	2.85	0.84	0.19	(0.67)		0.40
Distributions to shareholders from:
Net investment income	(0.06)		(0.07)	(0.06)	(0.09)	(0.11)	—		(0.14)
Net realized gains	—		(1.59)	—	—	—	—		(1.24)
Total distributions	(0.06)		(1.66)	(0.06)	(0.09)	(0.11)	—		(1.38)

Net Asset Value, End of Period/Year	$8.60		$8.23	$11.81	$9.02	$8.27	$8.19		$8.86

Total Return (b)	5.24	% (f)	(18.39)%	31.66%	10.20%	2.44%	(7.56	)% (f)	4.46%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$26,438		$29,516	$36,740	$24,590	$32,084	$36,413		$40,055
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.73	% (e)	1.57%	1.61%	1.50%	1.38%	1.34	% (e)	1.27%
net of waivers/reimbursement (c)	1.10	% (e)	1.10%	1.09%	1.07%	1.06%	1.08	% (e)	1.06%
Ratio of net investment income (loss) to average net assets (c)(d)	1.28	% (e)	0.88%	0.33%	1.02%	1.25%	(0.42	)% (e)	1.02%
Portfolio turnover rate	255	% (f)	728%	583%	498%	470%	33	% (f)	490%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Fixed Income Fund - Class A
	For the		For the	For the		For the		For the	For the		For the
	Six Months Ended		Year Ended	Year Ended		Year Ended		Year Ended	Period Ended		Year Ended
	April 30, 2023		October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018*		September 30, 2018
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$9.29		$10.92	$10.63		$10.24		$10.06	$10.20		$10.52
From Operations:
Net investment income (a)	0.16		0.05	0.05		0.09		0.22	0.02		0.11
Net gain (loss) from securities (both realized and unrealized)	0.41		(1.06)	0.88		0.41		0.21	(0.16)		0.18
Total from operations	0.57		(1.01)	0.93		0.50		0.43	(0.14)		0.29

Distributions to shareholders from:
Net investment income	(0.20)		(0.13)	(0.18)		(0.11)		(0.24)	—		(0.43)
Net realized gains	—		(0.49)	(0.46)		(0.00	) (g)	(0.01)	—		(0.18)
Total distributions	(0.20)		(0.62)	(0.64)		(0.11)		(0.25)	—		(0.61)

Net Asset Value, End of Period/Year	$9.66		$9.29	$10.92		$10.63		$10.24	$10.06		$10.20

Total Return (b)	6.23	% (d)	(9.79)%	9.00%		4.95%		4.34%	(1.37	)% (d)	2.82%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$47,734		$47,808	$61,196		$67,235		$56,467	$33,079		$35,743
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.24	% (c)	1.21%	1.22	% (h)	1.24%		1.24%	1.21	% (c)	1.25%
net of waivers/reimbursement (e)	1.23	% (c)	1.20%	1.21%		1.23%		1.22%	1.20	% (c)	1.24%
Ratio of net investment income to average net assets (e)(f)	3.29	% (c)	0.49%	0.42%		0.84%		2.16%	2.05	% (c)	1.08%
Portfolio turnover rate	111	% (d)	197%	157%		197%		151%	15	% (d)	148%

	Navigator Tactical Fixed Income Fund - Class C
	For the		For the	For the		For the		For the	For the		For the
	Six Months Ended		Year Ended	Year Ended		Year Ended		Year Ended	Period Ended		Year Ended
	April 30, 2023		October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018*		September 30, 2018
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$9.26		$10.91	$10.62		$10.27		$10.09	$10.24		$10.53
From Operations:
Net investment income (loss) (a)	0.12		(0.02)	(0.03)		0.01		0.14	0.01		0.03
Net gain (loss) from securities (both realized and unrealized)	0.42		(1.07)	0.89		0.41		0.22	(0.16)		0.18
Total from operations	0.54		(1.09)	0.86		0.42		0.36	(0.15)		0.21

Distributions to shareholders from:
Net investment income	(0.16)		(0.07)	(0.11)		(0.07)		(0.17)	—		(0.32)
Net realized gains	—		(0.49)	(0.46)		(0.00	) (g)	(0.01)	—		(0.18)
Total distributions	(0.16)		(0.56)	(0.57)		(0.07)		(0.18)	—		(0.50)

Net Asset Value, End of Period/Year	$9.64		$9.26	$10.91		$10.62		$10.27	$10.09		$10.24

Total Return (b)	5.92	% (d)	(10.53)%	8.25%		4.15%		3.56%	(1.46	)% (d)	2.06%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$23,289		$26,309	$30,016		$18,357		$13,494	$11,083		$11,002
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.99	% (c)	1.96%	1.97	% (h)	1.99%		1.99%	1.96	% (c)	2.00%
net of waivers/reimbursement (e)	1.98	% (c)	1.95%	1.96%		1.98%		1.97%	1.96	% (c)	1.99%
Ratio of net investment income (loss) to average net assets (e)(f)	2.55	% (c)	(0.21)%	(0.26)%		0.08%		1.42%	1.27	% (c)	0.33%
Portfolio turnover rate	111	% (d)	197%	157%		197%		151%	15	% (d)	148%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Ratio includes less than 0.01% of the interest expenses.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Fixed Income Fund - Class I
	For the		For the	For the		For the		For the	For the		For the
	Six Months Ended		Year Ended	Year Ended		Year Ended		Year Ended	Period Ended		Year Ended
	April 30, 2023		October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019	October 31, 2018*		September 30, 2018
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$9.30		$10.93	$10.64		$10.23		$10.06	$10.19		$10.54
From Operations:
Net investment income (a)	0.17		0.08	0.07		0.11		0.24	0.02		0.15
Net gain (loss) from securities (both realized and unrealized)	0.42		(1.07)	0.89		0.42		0.21	(0.15)		0.16
Total from operations	0.59		(0.99)	0.96		0.53		0.45	(0.13)		0.31

Distributions to shareholders from:
Net investment income	(0.22)		(0.15)	(0.21)		(0.12)		(0.27)	—		(0.48)
Net realized gains	—		(0.49)	(0.46)		(0.00	) (g)	(0.01)	—		(0.18)
Total distributions	(0.22)		(0.64)	(0.67)		(0.12)		(0.28)	—		(0.66)

Net Asset Value, End of Period/Year	$9.67		$9.30	$10.93		$10.64		$10.23	$10.06		$10.19

Total Return (b)	6.36	% (d)	(9.55)%	9.29%		5.30%		4.48%	(1.28	)% (d)	3.01%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$6,584,698		$6,558,482	$8,427,502		$6,087,718		$4,853,812	$3,559,071		$3,514,175
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	0.99	% (c)	0.96%	0.97	% (h)	0.99%		0.99%	0.96	% (c)	1.00%
net of waivers/reimbursement (e)	0.98	% (c)	0.95%	0.96%		0.98%		0.97%	0.96	% (c)	0.99%
Ratio of net investment income to average net assets (e)(f)	3.54	% (c)	0.76%	0.69%		1.08%		2.41%	2.09	% (c)	1.44%
Portfolio turnover rate	111	% (d)	197%	157%		197%		151%	15	% (d)	148%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Ratio includes less than 0.01% of the interest expenses.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Investment Grade Bond Fund - Class I
	For the		For the		For the
	Six Months Ended		Year Ended		Period*
	April 30, 2023		October 31, 2022		October 31, 2021
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$8.94		$9.89		$10.00
From Operations:
Net investment income (a)(c)(d)	0.16		0.13		0.02
Net gain (loss) from securities (both realized and unrealized)	0.09		(0.99)		(0.12)
Total from operations	0.25		(0.86)		(0.10)

Distributions to shareholders from:
Net investment income	(0.15)		(0.09)		(0.01)
Net realized gains	—		(0.00	) (g)	—
Total distributions	(0.15)		(0.09)		(0.01)

Net Asset Value, End of Period/Year	$9.04		$8.94		$9.89

Total Return (b)	2.76	% (f)	(8.75)%		(1.03	)% (f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$1,049,868		$1,011,004		$49,463
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	1.03	% (e)	1.10%		1.52	% (e)
net of waivers/reimbursement/recapture (c)	1.01	% (e)	1.01%		1.01	% (e)
Ratio of net investment income to average net assets (c)(d)	3.67	% (e)	1.44%		1.06	% (e)
Portfolio turnover rate	688	% (f)	1502%		0	% (f)

*	For the period August 31, 2021 (commencement of operations) to October 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical U.S. Allocation Fund - Class I
	For the		For the		For the
	Six Months Ended		Year Ended		Period Ended*
	April 30, 2023		October 31, 2022		October 31, 2021
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$8.47		$10.85		$10.00
From Operations:
Net investment income (loss) (a)(e)(g)	0.15		0.02		(0.03)
Net gain (loss) from securities (both realized and unrealized)	0.60		(1.54)		0.88
Total from operations	0.75		(1.52)		0.85

Distributions to shareholders from:
net investment income	(0.12)		(0.01)		—
Net realized gains	—		(0.85)		—
Total distributions	(0.12)		(0.86)		—

Net Asset Value, End of Period/Year	$9.10		$8.47		$10.85

Total Return (b)	8.94	% (d)	(15.28)%		8.50	% (d)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$50,097		$45,975		$54,240
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.23	% (c)	1.25	% (f)	1.31	% (c)(f)
net of waivers/reimbursement (e)	1.01	% (c)	1.02	% (f)	1.04	% (c)(f)
Ratio of net investment loss to average net assets (e)(g)	3.42	% (c)	0.25	% (f)	(0.70	)% (c)(f)
Portfolio turnover rate	12	% (d)	14%		8	% (d)

*	For the period June 11, 2021 (commencement of operations) to October 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(f)	Includes interest expense of 0.01% and 0.03% for the year ended October 31, 2022 and the period ended October 31, 2021, respectively.

(g)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Ultra Short Bond Fund - Class A
	For the Six Month Ended		For the Year Ended	For the Year Ended	For the Year Ended	For the Period* Ended
	April 30, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$10.32		$10.40	$10.38	$10.24	$10.00
From Operations:
Net investment income (a)	0.19		0.07	0.02	0.02	0.22
Net gain (loss) from securities (both realized and unrealized)	0.05		(0.06)	0.02	0.21 (h)	0.02
Total from operations	0.24		0.01	0.04	0.23	0.24

Distributions to shareholders from:
Net investment income	(0.15)		(0.07)	(0.02)	(0.08)	—
Net realized gains	—		(0.02)	—	(0.01)	—
Total distributions	(0.15)		(0.09)	(0.02)	(0.09)	—

Net Asset Value, End of Period/Year	$10.41		$10.32	$10.40	$10.38	$10.24

Total Return (b)	2.34	% (f)	0.07%	0.38%	2.23%	2.40	% (f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$6		$11	$23	$81	$102	(g)
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	0.93	% (e)	0.95%	0.96%	0.89%	0.81	% (e)
net of waivers/reimbursement (c)	0.65	% (e)	0.71%	0.80%	0.80%	0.80	% (e)
Ratio of net investment income to average net assets (c)(d)	3.78	% (e)	0.71%	0.19%	0.19%	3.48	% (e)
Portfolio turnover rate	14	% (f)	36%	145%	29%	62	% (f)

	Navigator Ultra Short Bond Fund - Class I
	For the Six Month Ended		For the Year Ended	For the Year Ended	For the Year Ended	For the Period* Ended
	April 30, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
	(Unaudited)
Net Asset Value, Beginning of Period/Year	$9.96		$10.05	$10.03	$10.04	$10.00
From Operations:
Net investment income (a)	0.21		0.12	0.04	0.14	0.15
Net gain (loss) from securities (both realized and unrealized)	0.04		(0.09)	0.02	0.03 (h)	0.01
Total from operations	0.25		0.03	0.06	0.17	0.16

Distributions to shareholders from:
Net investment income	(0.16)		(0.10)	(0.04)	(0.17)	(0.12)
Net realized gains	—		(0.02)	—	(0.01)	—
Total distributions	(0.16)		(0.12)	(0.04)	(0.18)	(0.12)

Net Asset Value, End of Period/Year	$10.05		$9.96	$10.05	$10.03	$10.04

Total Return (b)	2.57	% (f)	0.23%	0.63%	1.67%	1.62	% (f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$60,394		$53,954	$53,161	$53,733	$83,171
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	0.70	% (e)	0.69%	0.71%	0.64%	0.56	% (e)
net of waivers/reimbursement/recapture (c)	0.40	% (e)	0.45%	0.55%	0.55%	0.55	% (e)
Ratio of net investment income to average net assets (c)(d)	4.13	% (e)	1.22%	0.41%	1.37%	2.43	% (e)
Portfolio turnover rate	14	% (f)	36%	145%	29%	62	% (f)

*	Inception date of Class A and Class I shares is March 21, 2019. Start of performance is March 25, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Amount is actual; not presented in thousands.

(h)	Net realized and unrealized gain on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Statements of Operations due to the share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023

1.	ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”), Navigator Tactical Fixed Income Fund (“Tactical Fund”), Navigator Tactical Investment Grade Bond Fund (“Bond Fund”) Navigator Tactical U.S. Allocation Fund (“Allocation Fund”) and Navigator Ultra Short Bond Fund (“Ultra Fund”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005 (the Equity Fund, Tactical Fund, Bond Fund, Allocation Fund and Ultra Fund are each a “Fund” and collectively the “Funds”). The Equity Fund, Tactical Fund, Bond Fund, Allocation Fund and Ultra Fund are each a diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund offers three classes of shares designated as Class A, Class C and Class I except the Ultra Fund which offers only Class A and Class I shares and the Bond Fund and the Allocation Fund which offer only Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.50% for the Equity Fund and 3.75% for the Tactical Fund and Ultra Fund. Class C and Class I shares are offered at NAV. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The primary investment objective of the Equity Fund, which commenced operations on December 28, 2010, is long-term capital appreciation. The primary investment objective of the Tactical Fund, which commenced operations on March 27, 2014, is to seek total return with a secondary goal of current income. The primary investment objective of the Bond Fund, which commenced operations on August 31, 2021, is to seek total return with a secondary goal of current income. The primary investment objective of the Allocation Fund, which commenced operations on June 11, 2021, is to seek long-term capital appreciation. The primary investment objective of the Ultra Fund, which commenced operations on March 21, 2019, is current income consistent with the preservation of capital.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Short-term debt

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at NAV. Swaps are valued through an independent pricing service or at fair value based upon the daily price reporting based on the underlying index or asset.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2023 for the Funds’ assets and liabilities measured at fair value:

Equity Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$24,423,477	$—	$—	$24,423,477
Short-Term Investments	2,754,447	—	—	2,754,447
Index Options Purchased	—	444,850	—	444,850
Collateral For Securities Loaned	1,368,175	—	—	1,368,175
Total	$28,546,099	$444,850	$—	$28,990,949

Liabilities**	Level 1	Level 2	Level 3	Total
Options Written	$—	$475,370	$—	$475,370
Total	$—	$475,370	$—	$475,370

Tactical Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,333,823,183	$—	$—	$1,333,823,183
Open-End Funds	101,109,121	—	—	101,109,121
Corporate Bonds	—	2,180,880,327	—	2,180,880,327
U.S. Government & Agencies	—	2,208,261,988	—	2,208,261,988
Certificates of Deposits	—	24,020,110	—	24,020,110
Commercial Paper	—	8,986,118	—	8,986,118
Short-Term Investments	1,002,937,803	—	—	1,002,937,803
Options Purchased	8,195,393	—	—	8,195,393
Collateral for Securities Loaned	884,483,080	—	—	884,483,080
Total	$3,330,548,580	$4,422,148,543	$—	$7,752,697,123

Futures Contracts*	$20,178,845	$—	$—	$20,178,845
Open Swap Contracts^	—	22,944,769	—	22,944,769
Total	$20,178,845	$22,944,769	$—	$43,123,614

Liabilities	Level 1	Level 2	Level 3	Total
Open Swap Contracts^	$—	$4,128,552	$—	$4,128,552
Total	$—	$4,128,552	$—	$4,128,552

Bond Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange-Traded Fund	$32,979,000	$—	$—	$32,979,000
Corporate Bonds	—	795,264,587	—	795,264,587
Short-Term Investments	192,383,141	—	—	192,383,141
Total	$225,362,141	$795,264,587	$—	$1,020,626,728

Futures Contracts *	$419,492	$—	$—	$419,492
Open Swap Contract ^	—	2,612,677	—	2,612,677
Total	$419,492	$2,612,677	$—	$3,032,169

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

Allocation Fund

Assets**	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$31,901,648	$—	$31,901,648
U.S. Government & Agencies	—	1,000,535	—	1,000,535
Short-Term Investments	14,797,130	—	—	14,797,130
Total	$14,797,130	$32,902,183	$—	$47,699,313

Futures Contracts*	$538,825	$—	$—	$538,825
Total	$538,825	$—	$—	$538,825

Ultra Fund

Assets**	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$51,925,618	$—	$51,925,618
Certificate of Deposit	—	1,000,838	—	1,000,838
Commercial Paper	—	1,996,915	—	1,996,915
U.S. Government & Agencies	—	4,983,155	—	4,983,155
Short-Term Investments	1,570,366	—	—	1,570,366
Total	$1,570,366	$59,906,526	$—	$61,476,892

The Funds did not hold any Level 3 securities during the period.

*	Includes cumulative unrealized gain (loss) on futures contracts open at April 30, 2023.

**	Refer to the Schedule of Investments for industry, geographic, or other classifications.

^	The amounts shown for swaps are unrealized appreciation/depreciation.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying funds that are open-end investment companies are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the highest cost method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss which could potentially be unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities which are subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Credit Default Swaps – Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds. The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as premiums paid for swap contacts. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Funds had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Market Risk – Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Futures – The Tactical Fund and Allocation Fund are subject to interest rate risk in the normal course of pursuing their investment objectives. To help manage interest rate risk, the Tactical Fund and Allocation Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Tactical Fund and Allocation Fund are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposits with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Tactical Fund and Allocation Fund will receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Tactical Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Tactical Fund and Allocation Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Tactical Fund’s and Allocation Fund’s Schedules of Investments.

Option Transactions – The Funds are subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Funds to enter a futures contract or purchase an exchange-traded note at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of April 30, 2023 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year/period as disclosed below and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Offsetting of Financial Assets and Derivative Assets and Liabilities – International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Tactical Fund and their counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements. Additionally, the Tactical Fund and each derivative counterparty enter into a Credit Support Annex which becomes part of the ISDA Master Agreement. The Credit Support Annex governs the margin collateral arrangements between the Tactical Fund and the derivative counterparty.

Under an ISDA Master Agreement or similar agreement, the Funds typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by a counterparty, the return of collateral with market value in excess of the Funds net liability, held by the defaulting party, may be delayed or denied.

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at April 30, 2023.

Equity Fund:

Gross Amounts Not Offset in the
Assets					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
		Gross Amounts	Statements of	Statements of	Financial	Cash Collateral
		of Recognized	Assets &	Assets &	Instruments	Pledged
Description	Counterparty	Assets	Liabilities	Liabilities	Pledged (1)	/(Received) (2)	Net Amount
Options Purchased	Goldman Sachs	$444,850	$—	$444,850	$(444,850)	$—	$—
Total		$444,850	$—	$444,850	$(444,850)	$—	$—

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
		Gross Amounts	Statement of	Statement of		Cash Collateral
		of Recognized	Assets &	Assets &	Financial	Pledged/
Description	Counterparty	Liabilities	Liabilities	Liabilities	Instruments (1)	(Received)(2)	Net Amount
Options Written	Goldman Sachs	$475,370	$—	$475,370	$(444,850)	—	$30,520
Securities Lending		1,368,175	—	1,368,175	(1,368,175)	—	—
Total		$1,843,545	$—	$1,843,545	$(1,813,025)	$—	$30,520

(1)	Included with investments in securities at value on the Statements of Assets of Liabilities. The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to a master netting agreement.

(2)	The amount does not include excess collateral pledged by the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

The effect of Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2023.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity and Index Options	Options Contracts Purchased at Value	$444,850	Options Contracts Written at Value	$475,370
		$444,850		$475,370

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

The effect of Derivative Instruments on the Statements of Operations for the six months ended April 30, 2023.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain (Loss) on	(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Equity and Index Options	Net realized loss on options purchased / Net change in unrealized depreciation on options purchased	$(5,424,090)	$(190,549)
Equity and Index Options	Net realized gain on options written / Net change in unrealized appreciation on options written	5,846,044	128,476
Total		$421,954	$(62,073)

Tactical Fund:

					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross
			Amounts
			Offset in the	Net Amounts
		Gross Amounts of	Statements of	Presented in the	Financial	Cash Collateral
	Counter	Recognized	Assets &	Statements of	Instruments	Pledged/
Description	party	Assets	Liabilities	Assets & Liabilities	Pledged (1)	(Received)(2)	Net Amount
Futures Contracts	GS	$20,178,845	$—	$20,178,845	$—	$—	$20,178,845
Option Purchased	GS	8,195,393	—	8,195,393	—	—	8,195,393
Swap Contracts	GS	22,319,949	—	22,319,949	(4,128,552)	—	18,191,397
Swap Contracts	MS	624,820	—	624,820	—	—	624,820
Total		$51,319,007	$—	$51,319,007	$(4,128,552)	$—	$47,190,455

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross
			Amounts
			Offset in the	Net Amounts
		Gross Amounts of	Statements of	Presented in the		Cash Collateral
	Counter	Recognized	Assets &	Statements of	Financial	Pledged/
Description	party	Liabilities	Liabilities	Assets & Liabilities	Instruments (1)	(Received)(2)	Net Amount
Swap Contracts	GS	$4,128,552	$—	$4,128,552	$(4,128,552)	$—	$—
Total		$4,128,552	$—	$4,128,552	$(4,128,552)	$—	$—

GS - Goldman Sachs

MS - Morgan Stanley

(1)	Included with investments in securities at value on the Statements of Assets of Liabilities. The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to a master netting agreement.

(2)	The amount does not include excess collateral pledged by the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

The effect of Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2023.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Options/Equity and interest rate risk	Investments in Securities at Value	$8,195,393	Option Contracts Written at Value	$—
Futures contracts/Equity and interest rate risk	Unrealized Appreciation on Futures Contracts	20,178,845	Unrealized Depreciation on Futures Contracts	—
Credit default swaps/Credit risk	Unrealized Appreciation on Swap Contracts	22,944,769	Unrealized Depreciation on Swap Contracts	4,128,552
		$51,319,007		$4,128,552

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

The effect of Derivative Instruments on the Statements of Operations for the six months ended April 30, 2023.

			Change in Unrealized
		Realized	Appreciation
Contract Type/	Location of Gain or (Loss) On	Gain (Loss)	/(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Credit default swaps/Credit risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$86,889,493	$28,100,878

	Net realized gain (loss) on swaps contracts/Net change in unrealized

Futures contracts /Interest rate risk	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	127,568,726	18,836,420

Options Index/Equity rate risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	(13,323,998)	(2,565,066)

Options Index/Equity rate risk	Net realized gain (loss) on options written / Net change unrealized appreciation/(depreciation) on options written	283,596	—
Total		$201,417,817	$44,372,232

Bond Fund:

					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities
				Net Amounts
		Gross	Gross Amounts	Presented in
		Amounts of	Offset in the	the Statements		Cash Collateral
		Recognized	Statements of	of Assets &	Financial	Pledge/
Description	Counterparty	Assets	Assets & Liabilities	Liabilities	Instruments (1)	(Received) (2)	Net Amount
Futures contracts	GS	$419,492	$—	$419,492	$—	$—	$419,492
Swaps contracts	GS	2,612,677	—	2,612,677	—	—	2,612,677
Total		$3,032,169	$—	$3,032,169	$—	$—	$3,032,169

GS - Goldman Sachs

(1)	Included with deposit with broker on the Statement of Assets of Liabilities.

(2)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged.

The effect of Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2023.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Futures contracts/Interest rate risk	Unrealized Appreciation on Futures Contracts	$419,492	Unrealized Depreciation on Futures Contracts	$—

Credit default swaps/Credit Risk	Unrealized Appreciation on Swap Contracts	2,612,677	Unrealized Depreciation on Swap Contracts	—
		$3,032,169		$—

The effect of Derivative Instruments on the Statements of Operations for the six months ended April 30, 2023.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain (Loss) on	(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Credit default swaps/Credit risk	Net realized gain on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$(70,137)	$2,612,677

Futures contracts /Interest rate risk	Net realized gain on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	(890,284)	419,492
Total		$(960,421)	$3,032,169

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

Allocation Fund:

Gross Amounts Not Offset in the Statement
Assets:					of Assets & Liabilities
Net Amounts
		Gross	Gross Amounts	Presented in
		Amounts of	Offset in the	the Statements
		Recognized	Statements of	of Assets &	Financial	Cash Collateral Pledge/
Description	Counterparty	Assets	Assets & Liabilities	Liabilities	Instruments (1)	(Received) (2)	Net Amount
Futures contracts	GS	$538,825	$—	$538,825	$—	$—	$538,825

GS - Goldman Sachs

(1)	Included with deposit with broker on the Statement of Assets of Liabilities.

(2)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged.

The effect of Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2023.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Futures contracts/Equity risk	Unrealized Appreciation on Futures Contracts	$538,825	Unrealized Depreciation on Futures Contracts	$—
		$538,825		$—

The effect of Derivative Instruments on the Statements of Operations for the six months ended April 30, 2023.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain on	(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Futures contracts /Equity risk	Net realized loss on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	$2,891,317	$264,775
Total		$2,891,317	$264,775

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2020 to October 31, 2022, or expected to be taken in the Funds’ October 31, 2023 year-end tax returns. The Funds have identified their major tax jurisdictions as U.S. federal, Ohio, Nebraska (for fiscal years prior to fiscal year ended October 31, 2019) and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income are declared and paid quarterly for the Funds and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

not require reclassification. These reclassifications have no effect on net assets, results from operations or NAV per share of the Funds.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Clark Capital Management Group, Inc. serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to the investment advisory agreement (the “Advisory Agreement”) with the Trust on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund, 0.85% of the average daily net assets of the Tactical Fund up to $4.5 billion, 0.80% of the of the average daily net assets of the Tactical Fund from $4.5 billion to $5.5 billion and 0.75% of the average daily net assets of the Tactical Fund above $5.5 billion, 0.85% of the average daily net assets of the Bond Fund and Allocation Fund and 0.30% of the average daily net assets of the Ultra Fund. For the six months ended April 30, 2023, the Advisor earned advisory fees of $109,436, $27,277,643, $4,351,054, $201,788 and $82,771 for the Equity Fund, Tactical Fund, Bond Fund, Allocation Fund and Ultra Fund, respectively.

Pursuant to an exemptive order, the Tactical Fund invested a portion of its assets in the Bond Fund, Allocation Fund and Ultra Fund. The Advisor has agreed to waive its net advisory fee (after expense limitation agreement waiver) on the portion of the Tactical Fund’s assets that are invested in the Bond Fund, Allocation Fund and Ultra Fund. For the six months ended April 30, 2023, the Tactical Fund waived $404,677 in advisory fees pursuant to this agreement.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) at least until the expiration dates specified below and will not exceed the following levels of the average daily net assets attributable to each class of shares:

Fund	Class A	Class C	Class I	Expiration Date
Equity Fund	1.35%	2.10%	1.10%	2/28/2024
Bond Fund	–	—	1.01%	2/28/2024
Allocation Fund	–	—	1.01%	2/28/2024
Ultra Fund	0.65%	—	0.40%	2/28/2024

Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived. During the six months ended April 30, 2023, the Advisor waived $92,478, $89,137, $51,261 and $81,451 in fees from the Equity Fund, Bond Fund, Allocation Fund and Ultra Fund, respectively.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	October 31, 2023	October 31, 2024	October 31, 2025	Total
Equity Fund	$125,632	$170,615	$160,843	$457,090
Bond Fund	—	41,650	632,196	673,846
Allocation Fund	—	52,165	112,432	164,597
Ultra Fund	54,704	88,375	128,968	272,047

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class C shares, respectively, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the six months ended April 30, 2023, the Equity Fund incurred distribution fees of $983 and $1,493 for Class A shares and Class C shares, respectively, the Tactical Fund incurred distribution fees of $60,134 and $120,705 for Class A shares and Class C shares and the Ultra Fund incurred distribution fees of $9 for Class A shares.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended April 30, 2023, the Distributor received $16,441 in underwriting commissions for sales of Class A shares, of which $2,573 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the six months ended April 30, 2023, amounted to $67,160,474 and $69,165,655, respectively, for the Equity Fund; $5,979,194,412 and $5,668,318,259 respectively, for the Tactical Fund; $3,597,874,613 and $3,427,624,640, respectively, for the Bond Fund, $25,578,000 and $3,952,050, respectively, for the Allocation Fund; and $45,489,216 and $7,511,975, respectively, for the Ultra Fund.

The cost of purchases and the proceeds from the sale of U.S. Government securities, for the six months ended April 30, 2023, amounted to $1,470,649,954 and $1,796,766,242 respectively, for the Tactical Fund.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at April 30, 2023, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Equity Fund	$27,476,502	$1,772,727	$(733,650)	$1,039,077
Tactical Fund	7,800,154,304	4,882,612	(52,339,793)	(47,457,181)
Bond Fund	1,016,383,511	5,460,548	(1,217,331)	4,243,217
Allocation Fund	47,753,234	10,368	(64,289)	(53,921)
Ultra Fund	61,586,461	17,292	(126,861)	(109,569)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 was as follows:

For the year ended October 31, 2022:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Equity Fund	$5,531,761	$—	$—	$5,531,761
Tactical Fund	387,715,662	122,294,023	—	510,009,685
Bond Fund	8,153,109	—	—	8,153,109
Allocation Fund	1,663,650	2,638,135	—	4,301,785
Ultra Fund	566,375	31,625	—	598,000

For the year ended October 31, 2021:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Equity Fund	$180,336	$—	$—	$180,336
Tactical Fund	227,210,430	191,190,941	—	418,401,371
Bond Fund	35,500	—	—	35,500
Allocation Fund	—	—	—	—
Ultra Fund	228,399	—	—	228,399

The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $8,817 for the fiscal year ended October 31, 2022 and $4,072 for the fiscal year ended October 31, 2021 for the Equity Fund, which has been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Equity Fund	$20,379	$—	$—	$(6,153,315)	$—	$14,770	$(6,118,166)
Tactical Fund	21,141,719	—	—	(781,636,857)	—	(96,665,085)	(857,160,223)
Bond fund	1,964,308	—	—	(60,567,866)	—	(114,982)	(58,718,540)
Allocation Fund	94,509	—	—	(8,167,104)	—	(241,832)	(8,314,427)
Ultra Fund	156,533	—	—	(125,434)	—	(371,915)	(340,816)

The difference between book basis and tax basis unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and mark-to-market on open futures and options contracts.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

At October 31, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

				Capital Loss Carry Forward
	Short-Term	Long-Term	Total	Utilized
Equity Fund	$6,153,315	$—	$6,153,315	$—
Tactical Fund	607,589,228	174,047,629	781,636,857	—
Bond Fund	52,947,091	4,312,753	57,259,844	—
Allocation Fund	3,297,590	4,869,514	8,167,104	—
Ultra Fund	112,386	13,048	125,434	—

*	The Navigator Tactical Investment Grade Bond Fund experienced a shareholder change in ownership resulting in an annual limitation on the amount of pre-change capital loss carry forwards available to be recognized in each year. Due to IRC Section 382 limitations, utilization of these carry forwards is limited to a maximum of $1,543,207 per year ($959,748 in the initial year.)

7.	SECURITIES LENDING

The Funds have entered into a securities lending arrangement (the “Agreement”) with The Bank of New York Mellon (the “Lending Agent”). Under the terms of the Agreement, the Funds are authorized to loan securities to the Lending Agent. In exchange, the Funds receive cash and “non-cash” or “securities” collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the Statements of Assets and Liabilities and on the Schedules of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Lending Agent fails to return the securities on loan. The Funds’ cash collateral received in securities lending transactions is invested in the Goldman Sachs Financial Square Government Fund, as presented below. The Lending Agent retains the right to offset amounts payable to the Funds under the Agreement against amounts payable by the Lending Agent. Accordingly, the Agreement does not permit the Funds to enforce a netting arrangement.

As of April 30, 2023, the Equity Fund and Tactical Fund loaned securities which was collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral was as follows:

Fund	Value of Securities Loaned	Value of Collateral*
Equity	$1,336,715	$1,368,175
Tactical Fund	909,053,486	928,619,945

*	The Equity Fund and Tactical Fund received cash collateral of $1,368,175 and $884,483,080 respectively, which was subsequently invested in the Goldman Sachs Financial Square Government Fund as reported in the Schedules of Investments. In addition, the Tactical Fund received non-cash collateral of $44,136,865 in the form of U.S. Government obligations, which the Tactical Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments .

Securities Lending Transactions
Overnight and Continuous
Equity Fund
Goldman Sachs Financial Square Government Fund	$1,368,175

Tactical Fund
Goldman Sachs Financial Square Government Fund	$884,483,080

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
April 30, 2023

8.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or are affiliated through common management. Companies which are affiliates of the Tactical Fund as of April 30, 2023 are noted in the Fund’s Schedule of Investments. Transactions during the six months ended April 30, 2023, with affiliated companies were as follows:

Tactical Fund

						Change in
	Value - Beginning of			Realized Gain /	Long-Term	Unrealized Gain /	Dividend	Value - End of
Affiliated Holding	Year/Period	Purchases	Sales Proceeds	(Loss)	Capital Gain	(Loss)	Income	Year/Period	Ending Shares
Ultra Fund	$50,740,288	$837,313	$(1,000,000)	$(4,995)	$—	$466,946	$837,314	$51,039,552	5,078,562
Allocation Fund	45,962,506	648,608	—	—	—	3,458,454	648,608	50,069,569	5,502,150
	$96,702,794	$1,485,921	$(1,000,000)	$(4,995)	$—	$3,925,400	$1,485,922	$101,109,121	10,580,712

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of April 30, 2023, National Financial Services LLC accounts holding Shares for the benefit of others, held approximately 28.59%, 57.93% and 44.34% of the Equity Fund, Tactical Fund and Bond Fund, respectively of the voting securities of the Fund. As of April 30, 2023, Pershing LLC, accounts holding shares for the benefit of others, held approximately 58.90% of the voting securities of the Equity Fund. As of April 30, 2023, Mac & Co. held approximately 84.50% and 100% of the Ultra Fund and Allocation Fund, respectively.

10.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The following Fund currently invests a portion of its assets in the corresponding investment at April 30, 2023. The Fund may redeem its investment from the investment at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the investment. The financial statements of the investment, including its schedule of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

Fund	Investment	Percentage of Net Asset
Allocation Fund	Dreyfus Treasury Obligations Cash Management Fund	25.5%

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Navigator Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
April 30, 2023

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time beginning November 1, 2022 and held through April 30, 2023.

Actual Expenses: The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	11/1/22	4/30/23	Period*	4/30/23	Period*
Navigator Equity Hedged Fund	1.35%	$1,000.00	$1,050.10	$6.86	$1,018.10	$6.76
Navigator Tactical Fixed Income Fund	1.22%	$1,000.00	$1,062.30	$6.24	$1,018.74	$6.11
Navigator Ultra Short Bond Fund	0.65%	$1,000.00	$1,023.40	$3.26	$1,021.57	$3.26

Class C
Navigator Equity Hedged Fund	2.10%	$1,000.00	$1,046.20	$10.66	$1,014.38	$10.49
Navigator Tactical Fixed Income Fund	1.98%	$1,000.00	$1,059.20	$10.11	$1,014.98	$9.89

Class I
Navigator Equity Hedged Fund	1.10%	$1,000.00	$1,052.40	$5.59	$1,019.34	$5.50
Navigator Tactical Fixed Income Fund	0.98%	$1,000.00	$1,063.60	$5.01	$1,019.93	$4.91
Navigator Tactical Investment Grade Bond Fund	1.01%	$1,000.00	$1,027.60	$5.08	$1,019.79	$5.06
Navigator Tactical U.S. Allocation Fund	1.01%	$1,000.00	$1,089.40	$5.23	$1,019.79	$5.06
Navigator Ultra Short Bond Fund	0.40%	$1,000.00	$1,025.70	$2.01	$1,022.81	$2.01

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period ended April 30, 2023 (181) divided by the number of days in the fiscal year (365).

Navigator Funds
ADDITIONAL INFORMATION (Unaudited)
April 30, 2023

Change in Independent Registered Public Accounting Firm

On March 6, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Funds. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal year ended October 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year ended October 31, 2022, and during the subsequent interim period through March 6, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSRS.

On May 24, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal year ending October 31, 2023.

During the fiscal year ended October 31, 2022, and during the subsequent interim period through March 6, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended April 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Clark Capital Management Group, Inc. Adviser to Navigator Equity Hedged Fund (“Navigator Equity”), Navigator Tactical Fixed Income Fund (“Navigator Tactical”) and Navigator Ultra Short Bond Fund (“Navigator Ultra”), Navigator Tactical Investment Grade Bond Fund (“Navigator Investment”) and Navigator Tactical U.S. Allocation Fund (“Navigator Allocation”) *

In connection with the regular meeting held on June 22-23, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“Adviser” or “Clark”) and the Trust, with respect to the Navigator Equity, Navigator Tactical, Navigator Ultra, Navigator Investment and Navigator Allocation (each a “Fund” and collectively referred to as the “Navigator Funds). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services.

The Board noted that Clark was founded in 1986, had approximately $29.2 billion in assets under management, and that Clark provided multiple investment strategies across several asset classes. The Board discussed the background of Clark’s key personnel, noting their education and varied financial industry experience. The Board discussed Clark’s broker-dealer selection process and noted the variety of factors used to select broker-dealers. The Board noted that Clark reported no material compliance or litigation issues since the last Advisory Agreement renewal. They considered that the Adviser monitored compliance with each Fund’s investment limitations using Excel spreadsheets linked to Bloomberg API and an order management system. The Board noted Clark had cybersecurity policies and procedures in place and continued to invest in and upgrade its technology. The Board concluded that Clark had the resources to continue to provide high quality service to each Navigator Fund and its respective shareholders.

Performance.

Navigator Equity. The Board discussed the Fund’s investment objective and strategy. The Board noted that the Fund underperformed its index over all periods presented. The Board considered the Adviser’s disagreement with the index, noting that the Fund outperformed the Adviser selected index, which includes a hedging component, over the three-year, five-year and since inception periods. The Board observed that the Fund had a three-star Morningstar rating. The

Board concluded that the Fund delivered solid returns and the Fund was being managed consistent with its prospectus and performance was consistent with that mandate.

Navigator Tactical. The Board discussed the Fund’s objective and Morningstar category. They observed that the Fund outperformed its category and peer group medians over all time periods presented, and its benchmark over the one, three, and since inception periods. The Board noted that the Fund maintained a 5-star rating from Morningstar and increased its assets by over 6% over the last year. The Board concluded that Clark had done an excellent job implementing the Fund’s strategy to the benefit of shareholders.

Navigator Ultra. The Board discussed the Fund’s current objective and investment strategy. The Board noted that the Fund maintained a 4-star rating from Morningstar. The Board observed that the Fund outperformed its benchmark over all periods presented. The Board noted that although the Fund’s performance was negative over the one-year period, it ranked in the top quartile with respect to the category and peer group. The Board concluded that Clark was managing the Fund in accordance with the strategy articulated in the Fund’s prospectus and performance was consistent with that mandate.

Navigator Investment. The Board discussed the Fund’s current objective and investment strategy. The Board noted that the Fund had not yet received a Morningstar rating due to its limited history of operations. The Board observed that the Fund outperformed its benchmark over the since inception period and underperformed its peer group and category median. The Board concluded that Clark was managing the Fund in accordance with the strategy articulated in the Fund’s prospectus and performance was consistent with that mandate.

Navigator Allocation. The Board discussed the Fund’s current objective and investment strategy. The Board noted that the Fund had not yet received a Morningstar rating due to its limited history of operations. The Board observed that the Fund underperformed its benchmark and outperformed its peer group and category median over the since inception period. The Board concluded that Clark was managing the Fund in accordance with the strategy articulated in the Fund’s prospectus and performance was consistent with that mandate.

Fees and Expenses.

Navigator Equity. The Board reviewed the Fund’s peer group along with the Fund’s advisory fee of 0.75% and considered that it was lower than both the category and peer group medians and averages. The Board further noted that the Fund’s advisory fee was lower than the advisory fee charged by the Adviser for managing a similar strategy. The Board noted that the Adviser experienced a loss in connection with its management of the Fund. They discussed the Fund’s current expense limitation agreement and the Adviser’s willingness to discuss breakpoints in the future as the Fund increases in assets. The Board agreed that the advisory fee was not unreasonable.

Navigator Tactical. The Board reviewed the Fund’s maximum advisory fee of 0.85% (with breakpoints beginning at $4.5 billion) and noted that it was higher than both the category and peer group medians and averages but was within the range of the advisory fees charged by the funds in the peer group. The Board further noted the Fund’s net expense ratio was higher than its peer group median and higher than its category median but was within the range of net expense ratios for the funds within the peer group as a whole. The Board considered the Adviser’s assertion that the advisory fee was reasonable given the experience needed to manage the unique strategy of the Fund. The Board concluded that the advisory fee was not unreasonable.

Navigator Ultra. The Board discussed the Fund’s advisory fee of 0.30% and noted that it was slightly higher than the peer group average, but within the range of the advisory fees charged by the funds in the peer group. The Board further noted the Fund’s net expense ratio was higher than its peer and category averages and medians but within the range of net expense ratios for the funds within the peer group as a whole. The Board discussed the current expense limitation agreement and the Adviser’s willingness to discuss breakpoints in the future. The Board agreed that the advisory fee was not unreasonable.

Navigator Investment. The Board discussed the Fund’s advisory fee of 0.85% (with breakpoints beginning at $4.5 billion) and noted that it was slightly higher than the peer group median and average. The Board further noted the Fund’s net expense ratio was lower than its peer group medina and average but higher than the category average and median. The Board discussed the current expense limitation agreement and the advisory fee breakpoint currently in place. The Board acknowledged the Adviser’s assertion that the fees and expenses for the Fund were reasonable given the compliance, legal and operational resources required to manage the Fund. The Board agreed that the advisory fee was not unreasonable.

Navigator Allocation. The Board reviewed the Fund’s peer group along with the Fund’s advisory fee of 0.85% (with breakpoints beginning at $4.5 billion) and considered that it was higher than both the category and peer group medians and averages. The Board considered the Adviser’s assertion that the fees and expenses for the Fund were reasonable given the compliance, legal and operational resources required to manage the Fund. The discussed the Fund’s current expense limitation agreement and the advisory fee breakpoints in place. The Board agreed that the advisory fee was not unreasonable.

Economies of Scale.

The Board considered whether economies of scale had been reached with respect to the fees paid to Clark on behalf of the Navigator Funds. The Board noted that Clark had previously agreed to breakpoints in its advisory fee with respect to Navigator Tactical, Navigator Investment, and Navigator Allocation. After a further discussion, the Board concluded that current breakpoints remained appropriate and in the best interests of shareholders and the absence of breakpoints for the remaining Navigator Funds was reasonable at current asset levels and would be considered as each Fund’s assets increased.

Profitability.

The Board reviewed the profitability analysis provided by Clark with respect to each Navigator Fund. The Board noted that Clark realized a loss for each Fund with the exception of Navigator Tactical and Navigator Allocation. The Board discussed Clark’s profits from its relationship with Navigator Tactical and Navigator Allocation and concluded that such profits were not excessive. In regard to each of the remaining Navigator Funds, the Board concluded that excessive profitability was not an issue at this time.

Conclusion.

Having requested and received such information from Clark as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of counsel, the Board concluded that renewal of the Advisory Agreement with Clark was in the best interests of the shareholders of each Navigator Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Navigator Funds.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

Investment Advisor
Clark Capital Management Group, Inc.
1650 Market Street, 53rd Floor
Philadelphia, PA 19103

Administrator
Ultimus Fund Solutions LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

NAVIGATOR-SAR23

(b) Not applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) change in registrant’s independent public accountant is filed herewith.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 7/5/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 7/5/23

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 7/5/23